PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 7, 2022

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. 1)

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED MARCH 7, 2022

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are at a pivotal moment in the journey of DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”) – and you can help to determine the Company’s future.

With a new and experienced Interim Chief Executive Officer in place and an active search for a suitable permanent Chief Executive Officer underway, the Company’s board of directors (the “Board”) remains focused on stabilizing and growing the Company. We believe the combination of a new permanent Chief Executive Officer and Todd Lillibridge, one of the most respected names in the healthcare real estate market, as Chair, will be a formula for success. With the change in leadership has come a renewed energy and focus on cost discipline and our core business. In a short period, a number of accretive opportunities have been confirmed and are being delivered on by management and the Board.

We have a healthy balance sheet and, with appropriate oversight by management and the current Board, we believe this will allow us to return to profitability and realize the Company’s full potential.

The Board has already undertaken the following initiatives to enhance Company performance and shareholder value:

☐

Innovation. To continue to meet client and partner expectations, DIRTT is introducing a product development filter to limit the number of new designs it will develop, allowing for a greater focus on its core, higher-margin products. The Company will also make new investments in its proprietary ICE software to include more core products and improve its ease of use.

☐

Manufacturing Excellence. The Company will expand aluminum manufacturing at its Calgary and Savannah facilities, while closing manufacturing at the Phoenix facility. The move is expected to result in a net headcount reduction of approximately 26, and annualized cost savings of approximately $2.4 million. We are also expanding the capabilities of our Rock Hill panel plant to add Thermofoil panel and back-painted glass production, in addition to the plant’s existing production of Chromacoat panel, which will reduce shipping time and cost for Thermofoil panels to customers located in the East and Midwest while leveraging the fixed cost base of the Rock Hill plant. The expansion is being achieved through the transfer of existing equipment from the Calgary and Phoenix facilities and is not expected to incur any capital costs. In aggregate, these changes equip DIRTT to produce up to $500 million in annual product revenue from the reduced, more resilient manufacturing footprint. This is the first of several capability enhancements that were envisioned when the Rock Hill plant was launched last year.

☐

Commercial Execution. We are establishing the DIRTT Partnership Advisory Council to provide a greater link between DIRTT and our clients and partners. The DIRTT Partnership Advisory Council will offer its advice on such matters as sales and marketing effectiveness, product issues and new market needs, market conditions, competitive landscape, marketing and support. In addition, DIRTT is extending its standard lead time, implementing and exploring several initiatives on pricing, and creating greater awareness of its sustainable building products and processes.

Ensuring the success of DIRTT and your investment means you need a Board that has the experience, skill sets, and the right mix of historical knowledge and fresh perspectives to oversee the strategic steps required to create further meaningful improvements in performance. This calls for strong governance knowledge, diversity of views, financial expertise, experience in capital markets and an understanding of internal controls and business transformation, in addition to being credible and having the ability and willingness to devote the necessary time to be an active and engaged director. DIRTT’s slate of strong and diverse nominees have this right mix, which is further bolstered by their experience in construction, real estate, manufacturing, design and product innovation. The Board unanimously recommends you vote “FOR” the following directors at DIRTT’s annual and special meeting of shareholders (the “Meeting”) scheduled to be held on Tuesday, April 26, 2022 at          MDT.

✓	Charlie Chiappone
✓	Michael T. Ford
✓	Denise E. Karkkainen
✓	Shauna King
✓	Todd W. Lillibridge
✓	James (Jim) A. Lynch
✓	Diana R. Rhoten

Your vote will be especially important at the Meeting. As you may know, on November 17, 2021, 22NW Fund, LP (“22NW”) delivered a requisition to replace six of our seven current directors. The Board does NOT endorse the election of any of the nominees proposed by 22NW and strongly urges you NOT to sign or return any proxy card sent to you by 22NW. If you have previously submitted a proxy card sent to you by 22NW, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Meeting by signing, date and returning the enclosed BLUE proxy card or by following the instructions provided on the BLUE proxy card to submit a proxy over the Internet or by telephone or facsimile or by appearing at the Meeting and voting your shares in person or virtually.

For more than six months, the Board had been working with management to proactively respond to cash flow concerns, what appeared to be excess capacity, and a sales effort that appeared to have more potential than shown in the results. During the same period, our two largest shareholders (which includes 22NW) were encouraging management to stay the course and maintain the status quo, which position was also made clear to the Chair of the Board in conversations between him and representatives of the two shareholders. Notwithstanding the support of the status quo by the Company’s largest shareholders, the Board ultimately decided to establish a special committee to review executive performance and to follow a path that was inconsistent with that preferred by 22NW. Our announcement of February 22, 2022 regarding the new initiatives summarized above reflects the change in focus this Board has fought for, and this is just the beginning.

Protect Your Investment. Choose DIRTT’s Recommended Board.

Vote the BLUE proxy card “FOR” DIRTT’s director nominees. We encourage you to vote well before the deadline of     MDT on        ,        , 2022.

If you have any questions or need help voting, please contact Kingsdale Advisors:

☐	1-866-851-2743 (toll-free within North America)
☐	1-416-867-2272 (outside of North America)
☐	Email: contactus@kingsdaleadvisors.com.

Thank you for your ongoing commitment to DIRTT. Your vote and participation, no matter how many shares you own, are important to us. We look forward to seeing you at the Meeting.

Sincerely,

Todd W. Lillibridge, Board Chair and Interim President and Chief Executive Officer

Michael T. Ford, Interim Lead Director

Denise E. Karkkainen, Director

Shauna King, Director

James (Jim) A. Lynch, Director

Diana R. Rhoten, Director

Steven E. Parry, Director

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED MARCH 7, 2022

DIRTT Environmental Solutions Ltd.

Notice of Annual and Special Meeting

Our annual and special meeting of shareholders (the “Meeting”) is scheduled to be held on Tuesday, April 26, 2022 at          MDT. The Meeting is scheduled to be held in an in-person and virtual format, with the in-person format to be held at                  and the virtual format to be conducted via live audio webcast online at                 .

The Meeting will be held for the purposes of:

1.

receiving the audited consolidated financial statements of DIRTT Environmental Solutions Ltd. (the “Company” or “DIRTT”) for the year ended December 31, 2021 and the independent registered public accounting firm’s report thereon;

2.	electing the directors of the Company, each to serve until the 2023 annual meeting of shareholders or until his or her successor is duly elected or appointed (Proposal 1);

3.

appointing PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at a remuneration to be fixed by the board of directors of the Company (the “Board”) (Proposal 2);

4.	approving an amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.” (Proposal 3);

5.	approving the Company’s 2022 Employee Share Purchase Plan (Proposal 4); and

6	approving the Company’s Shareholder Rights Plan (Proposal 5).

The Board recommends a vote “FOR” each of the director candidates named in the accompanying management information circular and proxy statement (the “Proxy Statement”) and a vote “FOR” each of Proposals 2, 3, 4 and 5. The Meeting is also being held to address certain matters set forth in a requisition (the “Requisition”) received from 22NW Fund, LP (“22NW”) on November 17, 2021 to reconstitute the Board. You may receive proxy solicitation materials from 22NW, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by 22NW or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, 22NW or any other statements that 22NW or its representatives have made or may otherwise make. Unless the Requisition is withdrawn, in order to give effect to the intent of the Requisition, shareholders will be able to vote for or withhold on 22NW’s director nominees in connection with the election of directors at the Meeting.

Only registered holders of common shares of the Company (“Common Shares”) at the close of business on March 7, 2022, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

Registered shareholders and duly appointed proxyholders will be able to attend the Meeting in person or virtually, ask questions and vote, provided they comply with all of the requirements set out in the Proxy Statement. Non-registered (or beneficial) shareholders who have not duly appointed themselves as proxyholders will be able to attend the virtual Meeting as guests but will not be able to vote or ask questions at the Meeting. A shareholder who wishes to appoint a person other than the management nominees identified on their BLUE proxy card or voting instruction form (including non-registered shareholders who wish to appoint themselves to attend) must carefully follow the instructions in the Proxy Statement and on the BLUE proxy card or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Computershare Trust Company of Canada, after submitting their BLUE proxy card or voting instruction form, in order to be able to attend the Meeting virtually. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving an invitation code to participate in the Meeting virtually and only being able to attend as a guest. Guests will be able only to listen to the virtual Meeting but will not be able to vote or ask questions.

The specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement of the Company, which accompanies this Notice of Annual and Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING SCHEDULED TO BE HELD ON APRIL 26, 2022

The Proxy Statement, the accompanying BLUE proxy card and the Company’s Annual Report to Shareholders (including its Annual Report on Form 10-K for the year ended December 31, 2021) are available free of charge at www.dirtt.com/investors. Information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

Registered holders of Common Shares may vote their BLUE proxy cards by signing, dating and returning a BLUE proxy card or by using the Internet or telephone pursuant to the instructions on their BLUE proxy card. If your Common Shares are held in the name of a bank or broker, you may be able to vote on the Internet or by telephone. Please follow the instructions on the voting instruction form you receive. Voting by using the Internet or telephone, or by returning your BLUE proxy card or voting instruction form in advance of the Meeting, does not preclude you from attending the Meeting in person or online.

If you have any questions about the information contained in the accompanying Proxy Statement, would like additional copies of the Proxy Statement or require any assistance in completing your BLUE proxy form, please contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by telephone at 1-866-851-2743 (toll-free in North America) or at 1-416-867-2272 outside of North America, or by email at contactus@kingsdaleadvisors.com.

Your vote is important. Whether or not you expect to attend the Meeting in person or virtually, please vote over the Internet, by telephone or by signing, dating and promptly returning the enclosed BLUE proxy card or voting instruction form.

By order of the Board of Directors

(signed) “Charles R. Kraus”

Charles R. Kraus

Senior Vice President, General Counsel & Corporate Secretary

[Date]

v

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED MARCH 7, 2022

PROXY STATEMENT FOR

2022 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2022

at                              MDT

GENERAL INFORMATION

This management information circular and proxy statement (this “Proxy Statement”), dated March 7, 2022, and accompanying BLUE proxy card are provided in connection with the solicitation of proxies by or on behalf of management of DIRTT Environmental Solutions Ltd. for use at the annual and special meeting of shareholders (the “Meeting”). In this Proxy Statement, “DIRTT,” the “Company,” “we,” “us” or “our” refer to DIRTT Environmental Solutions Ltd., and “you,” “your” and “shareholder” refer to the holders of common shares of the Company (“Common Shares”). The Meeting is scheduled to be held on Tuesday, April 26, 2022, at                 MDT for the purposes set forth in the Notice of Annual and Special Meeting. The approximate date on which this Proxy Statement and BLUE proxy card will be sent or given to shareholders is on or about                     , 2022.

The Meeting will be held in-person and virtually, with the in-person format to be held at                  and the virtual format to be conducted via live audio webcast online at                 . We are conducting a hybrid meeting this year due to the ongoing coronavirus (COVID-19) global pandemic. Our hybrid meeting format will enable our shareholders to participate in the Meeting regardless of their geographic location.

Registered shareholders and duly appointed proxyholders (including non-registered shareholders who have duly appointed themselves as proxyholder) may participate in the Meeting, submit questions and vote, either in person or virtually. Non-registered (beneficial) shareholders who have not duly appointed and registered themselves as proxyholders may still attend the Meeting virtually as guests, but will not be able to vote or ask questions at the Meeting.

A shareholder who wishes to (i) appoint a person other than the management nominees identified on their BLUE proxy card or voting instruction form (including a non-registered shareholder who wishes to appoint themselves to attend) and (ii) vote on the BLUE proxy card or voting instruction form must carefully follow the instructions in this Proxy Statement and on the BLUE proxy card or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Computershare Trust Company of Canada (“Computershare”), after submitting their proxy card or voting instruction form, in order to be able to attend the Meeting virtually. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving an invitation code to participate in the Meeting virtually and only being able to attend as a guest. Guests will be able only to listen to the virtual Meeting but will not be able to vote or ask questions.

This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable corporate and securities laws in Canada, and that is designed to assist you in voting your Common Shares.

This Proxy Statement contains detailed information on the matters to be considered at the Meeting, or any adjournment or postponement thereof. Please read this Proxy Statement carefully and remember to vote your Common Shares, either by proxy or online at the Meeting, or any adjournment or postponement thereof. Your vote is important.

Unless otherwise indicated, references herein to “$” or “dollars” are expressed in U.S. dollars (US$), and references to Canadian dollars are noted as “C$” or “CAD $.” Unless otherwise stated, all figures presented in Canadian dollars and translated into U.S. dollars were calculated using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2021 of C$1.2777 = US$1.00.

References in this Proxy Statement, Notice of Annual and Special Meeting, the related BLUE proxy card and the 2021 Annual Report to Shareholders to the “Meeting” also refer to any adjournments, postponements or changes in location or format of the Meeting, to the extent applicable.

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SHAREHOLDERS’ FREQUENTLY ASKED QUESTIONS

1.	What am I being asked to vote on?

The Meeting is being held to consider matters set forth in a requisition (the “Requisition”) delivered to the Company by 22NW Fund, LP (“22NW” or the “Dissident”) and to proceed with DIRTT’s annual and special meeting business. The business to be addressed at the Meeting is to:

1.	receive the audited consolidated financial statements of DIRTT for the year ended December 31, 2021 and the independent registered public accounting firm’s report thereon;

2.	elect seven directors of the Company, each to serve until the 2023 annual meeting of shareholders or until his or her successor is duly elected or appointed;

3.

appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at a remuneration to be fixed by the board of directors of the Company;

4.	approve an amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.”;

5.	approve the Company’s 2022 Employee Share Purchase Plan; and

6	approve the Company’s Shareholder Rights Plan.

2.	How does DIRTT recommend I vote?

The Board unanimously recommends that shareholders use the BLUE proxy card accompanying this Proxy Statement to vote as follows:

“FOR” the election of each of the Board’s director nominees:

Charlie Chiappone	Michael T. Ford	Denise E. Karkkainen
Shauna King	Todd W. Lillibridge	James (Jim) A. Lynch
Diana R. Rhoten

“FOR” the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at a remuneration to be fixed by the board of directors of the Company;

“FOR” the approval of an amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.”;

“FOR” the approval of the Company’s 2022 Employee Share Purchase Plan; and

“FOR” the approval of the Company’s Shareholder Rights Plan.

3.	Why is the Board making these recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages [20-40], and elsewhere in this Proxy Statement.

4.	Will there be a proxy contest at the Meeting? What should I do if I receive a proxy card from 22NW?

Yes, 22NW has announced its intention to nominate six director nominees for election as directors to the Board at the Meeting. The Dissident’s director nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from 22NW, including proxy statements and proxy cards. The Board strongly and unanimously urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Dissident, not even for the purpose of voting “WITHHOLD” with respect to the Dissident’s director nominees. We are not responsible for the accuracy of any information provided by or relating to 22NW, its director nominees, or any proposals contained in any proxy solicitation materials filed or filed or disseminated by, or on behalf of, 22NW or any other statements that 22NW or its representatives have made or may otherwise make.

If you have already voted using the proxy card provided by 22NW, you have every right to change your vote by completing and returning the enclosed BLUE proxy card or by voting over the Internet or by telephone by following the instructions provided on the enclosed BLUE proxy card or BLUE voting instruction form. Only the latest proxy you submit will be counted. If you vote “WITHHOLD” on the Dissident’s director nominees using the proxy card sent to you by 22NW, your vote will not be counted as a vote for any of the director nominees recommended by our Board, but will result in the revocation of any previous vote you may have cast on the BLUE proxy card. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the BLUE proxy card. If you have any questions or need assistance voting, please contact Kingsdale Advisors by phone at 1-866-851-2743 (toll-free in North America) or at 1-416-867-2272 outside of North America, or by email at contactus@kingsdaleadvisors.com.

5.	Why should I support DIRTT and vote the BLUE proxy?

The Company believes that the choice should be clear for shareholders to vote for the Board recommended by DIRTT – a refreshed and experienced Board committed to the success of the Company, positioning DIRTT for future growth and maximizing long-term shareholder value.

The Company further believes that DIRTT’s recommended Board:

☐	possesses the skills and experience needed to lead DIRTT in successfully executing its strategic plan that is already underway;

☐	promotes diversity of views with three female directors;

☐

has institutional knowledge to provide the continuity and stability required to protect shareholders’ investments while implementing a well thought out strategic plan that is expected to maximize value for all shareholders;

☐	will responsibly evaluate any potential value creating opportunities; and

☐	demonstrates its willingness to make changes, including Board renewal.

6.	What if I cannot attend the Meeting in person or virtually?

It is recommended that you vote your Common Shares in advance of the Meeting even if you intend to attend the Meeting, either in person or virtually. Please complete, sign, date and return the BLUE proxy, whether or not you plan to attend the Meeting. Sending your BLUE proxy will not prevent you from voting at the Meeting via ballot. Beneficial shareholders must appoint themselves in order to vote their Common Shares via ballot at the Meeting.

7.	Who is entitled to vote at the Meeting?

All shareholders of record at the close of business on March 7, 2022 (the “Record Date”) are entitled to vote at the Meeting. For more information, see the section titled “Voting Information” in this Proxy Statement.

8.	Who is soliciting my proxy?

The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The Company has also engaged Kingsdale Advisors as its strategic shareholder advisor and proxy solicitation agent. You may contact Kingsdale Advisors with any questions, or for assistance in voting your shares, at 1-877-659-1823 or contactus@kingsdaleadvisors.com. DIRTT may use the Broadridge QuickVote service to assist beneficial shareholders with voting their Common Shares over the telephone. In addition, Kingsdale Advisors may contact such beneficial shareholders to offer assistance with conveniently voting their Common Shares through the Broadridge QuickVote service.

9.	What documents have been sent to shareholders?

In addition to this Proxy Statement, shareholders have been sent (i) a letter from our Interim President and Chief Executive Officer, Todd W. Lillibridge, and his fellow directors; (ii) a Notice of the Annual and Special Meeting; and (iii) a BLUE proxy or BLUE voting instruction form. Copies of these documents (other than the BLUE voting instruction form) are available on the Company’s website at www.dirtt.com.

10.	What form of proxy or voting instruction form should I use?

You should vote on the BLUE proxy card or BLUE voting instruction form. Shareholders are encouraged to discard any proxy materials you have received in respect of the Meeting from the Dissident.

11.	When must I submit my BLUE proxy or BLUE voting instruction form?

The proxy cut-off is set for                      MDT on             , 2022. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

12.	How many shares are eligible to vote?

As of the Record Date, there were a total of              Common Shares issued and outstanding, each carrying the right to one vote at the Meeting. No group of shareholders has the right to elect a specified number of directors. There are no cumulative or similar voting rights attached to the Common Shares.

13.	Who will tabulate the votes?

Computershare Trust Company of Canada, the Company’s transfer agent, will act as the tabulator for the Meeting.

14.	What if I already voted on the Dissident’s proxy card or voting instruction form and want to change my vote?

It’s not too late to change your vote. Simply voting your Common Shares on the BLUE proxy card will have the effect of revoking your 22NW vote and voting on the BLUE proxy card. In the case of multiple proxies or voting instruction forms being submitted, the latest dated shall revoke any earlier proxy or voting instruction form, with the vote of the latest dated standing.

15.	How do I appoint someone else to vote for me?

If you intend to attend the Meeting in person or virtually, or have someone attend in your place, you must write their name in the “Appointee” field. In order for your Common Shares to be voted, your appointee must attend the Meeting in person or virtually and check-in with the scrutineers of the Meeting.

16.	What if I want to change my vote or revoke my proxy or voting instruction form?

If you are a registered shareholder and change your mind on how you want your Common Shares voted or you decide to attend and vote in person or virtually at the Meeting, or any adjournment or postponement thereof, you can revoke your proxy in any manner permitted by law, including (i) by attending at the Meeting in person or online, or any adjournment or postponement thereof, and voting your Common Shares, (ii) by depositing another form of proxy with a later date, or (iii) in any manner permitted by law, including by instrument in writing executed by you or your attorney (duly authorized in writing) and deposited with Computershare Trust Company of Canada at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting, or any adjournment or postponement thereof. If you are a non-registered shareholder, you must follow the instructions on your voting instruction form to revoke or amend any prior voting instructions. You have the right to change your vote only up until the proxy cut-off, unless you attend and vote at the Meeting. If you have mistakenly voted on the Dissident’s proxy card or otherwise wish to change your vote, you may change your vote by voting on the management BLUE proxy card. This will revoke and replace your earlier cast vote. If you require assistance in doing so, please contact Kingsdale Advisors at 1-866-851-2743 or contactus@kingsdaleadvisors.com.

17.	Do I have dissenters’ or appraisal rights?

None of the applicable Alberta law, our articles of amalgamation or our by-laws provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

18.	Who should I contact for more information or assistance in voting my shares?

Kingsdale Advisors is the Company’s strategic shareholder advisor and proxy solicitation agent and can assist you with any questions related to this Meeting. You can contact Kingsdale Advisors at 1-866-851-2743 or contactus@kingsdaleadvisors.com.

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BACKGROUND TO THIS SOLICITATION

The following is a chronology of material events surrounding the Company’s interactions with 22NW, and 726 BC LLC and 726 BF LLC (together, “726”), that relate to this solicitation. In our view, this chronology demonstrates the Board’s transparency throughout the process, its consistent engagement with the Dissident as well as its numerous attempts to accommodate 22NW’s views and avoid a dispute. We also believe that this chronology illustrates 22NW’s refusal to cooperate or engage in meaningful discussions with the Board.

On March 17, 2020, two days prior to actually purchasing any shares of the Company, Aron English, the principal of 22NW, emailed Kim MacEachern, the director of investor relations of the Company, to introduce 22NW as a new shareholder and requested a call to discuss financial matters related to the Company.

The initial call was held on March 25, 2020 and in attendance was Ms. MacEachern, Ryan Broderick, a research analyst at 22NW, and Shaun Noll. Shaun Noll is an investment manager, who has been delegated power to vote and dispose of the securities owned by 726, and is the Chief Investment Officer of the family office of Peter Briger, a principal of Fortress Investment Group LLC.

On the March 25, 2020 call, each of Messrs. Noll and Broderick indicated their willingness to participate in an equity or debt financing of the Company to backstop any liquidity issues. However, at no time did they ever propose any terms for such a financing.

On May 12, 2020, a call was held at the request of Mr. English, and in attendance were Kevin O’Meara, the then President and Chief Executive Officer and a director of the Company, Geoff Krause, Chief Financial Officer of the Company, Ms. MacEachern and Messrs. English, Broderick and Noll. During the call, Mr. English again expressed an interest in participating in an equity or convertible debt financing but offered no terms.

In the spring of 2020, Mr. English also broached with Mr. O’Meara the subject of Mr. English joining the Board, which was rebuffed by Mr. O’Meara.

On May 27, 2020, Messrs. O’Meara and Krause and Ms. MacEachern held a call with representatives of 22NW, who indicated that 22NW was bidding aggressively on Common Shares.

On May 28, 2020, Mr. English emailed Ms. MacEachern requesting that she connect him with the Company’s distributors. Mr. English indicated that 22NW continued to purchase Common Shares and was then the seventh largest shareholder of the Company.

On June 9, 2020, Cory Mitchell, an analyst at 22NW, emailed Ms. MacEachern asking for a meeting with Messrs. O’Meara and Krause. On June 11, 2020, Mr. Mitchell indicated that Mr. Noll would be joining the meeting. On June 16, 2020, Messrs. O’Meara and Krause and Ms. MacEachern held a call with Messrs. English, Mitchell, Broderick and Noll. Each of the representatives of 22NW and 726 raised questions related to due diligence with respect to the Company, including inquiries related to the former Chief Executive Officer of the Company, Mogens Smed, and the impact his new venture, Falkbuilt Ltd., may have on the Company.

On July 30, 2020, Messrs. O’Meara and Krause and Ms. MacEachern and Steve Parry, the then Chair of the Board, met with Messrs. English, Mitchell, Broderick and Noll to discuss DIRTT’s 2020 second quarter financial statements. Mr. English indicated that 22NW would be interested in a convertible debt financing or rights offering. Once again, no terms were offered.

On August 20, 2020, Mr. Noll emailed Ms. MacEachern asking her to inform Mr. O’Meara that 726 would soon be filing a Schedule 13G with the SEC because 726 acquired 6% of the issued and outstanding Common Shares.

On August 24, 2020, 726 and Mr. Noll filed an initial Schedule 13G with the SEC, disclosing beneficial ownership of 6.7% of the issued and outstanding Common Shares as at July 31, 2020.

On September 2, 2020, Mr. Mitchell emailed Mr. O’Meara and Ms. MacEachern, with Messrs. English, Broderick and Noll copied, to ask for a demonstration of the Company’s “Total Cost of Ownership Tool”.

On September 22, 2020, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Messrs. Mitchell, Broderick and Noll to discuss recent business activities.

On October 13, 2020, Mr. Mitchell emailed Messrs. O’Meara and Krause and Ms. MacEachern, with Messrs. English, Broderick and Noll copied, to ask how to get in touch with Michael Ford, an independent Board member.

On November 5, 2020, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Mr. Noll to discuss the 2020 third quarter financial results.

On November 9, 2020, Messrs. O’Meara and Krause and Ms. MacEachern, Jeff Metcalf, Vice President Finance at the Company, and John Heilshorn of LHA Investor Relations held a call with Messrs. English, Broderick, Mitchell and Noll. That same day, Mr. Mitchell emailed Messrs. O’Meara and Krause and Ms. MacEachern, with Messrs. English, Broderick and Noll copied, to express support for DIRTT’s management, stating “you guys are doing all the right things and deserve some credit for doing everything you’ve laid out over the last year, especially while navigating this uncertain environment. Keep it up.”

On November 30, 2020, 726 disclosed that it had purchased 100,000 Common Shares.

On December 8, 2020, 726 and Mr. Noll filed an amendment to its Schedule 13G disclosing beneficial ownership of 12.2% of the issued and outstanding Common Shares.

On December 31, 2020, 22NW purchased 101,500 Common Shares. In the immediate trading days after, from January 4, 2021 to January 6, 2021, 22NW sold the exact number of Common Shares purchased on December 31, 2020. These actions by 22NW appeared to correlate with the increase in the closing prices of the Common Shares at year-end and the decrease in the immediately following trading day:

TSX

Date	Close (C$)	Change	Volume
2020/12/30	3.04	-0.03	163,775
2020/12/31	3.11	0.07	135,859
2021/01/04	3.07	-0.04	59,211

NASDAQ
Date	Close (US$)	Change	Volume
2020/12/30	2.39	-0.02	109,780
2020/12/31	2.47	0.08	330,641
2021/01/04	2.40	-0.07	117,641

On January 7, 2021, the Company announced a C$35 million bought-deal financing of 6.00% convertible unsecured subordinated debentures with a syndicate of underwriters led by National Bank Financial Inc. (“NBF”). That same day, Mr. English emailed Messrs. O’Meara and Krause and Ms. MacEachern, saying “This is outrageous. We need a phone call with you immediately.” Later that day, a call took place among Messrs. O’Meara, Krause and English to discuss the financing.

On January 8, 2021, Mr. Noll and 726 filed an alternative monthly report (“AMR”) under Canadian securities laws pursuant to National Instrument 62-104 Take-Over Bids and Issuer Bids (“NI 62-104”) and National Instrument 62-103 The Early Warning System and Related Take-Over Bid and Insider Reporting Issues (“NI 62-103”) disclosing that 726 and Mr. Noll controlled approximately 10.23% of the issued and outstanding Common Shares as of December 1, 2020.

While 726’s January 8, 2021 AMR indicates that 726 controlled 8,482,192 Common Shares as of December 1, 2020, representing approximately 10.02% of the then outstanding Common Shares, as a result of the acquisition of 100,000 shares on December 1, 2020, a Form 3 filed by 726 with the SEC on December 8, 2020 indicates that 726 and Mr. Noll held 8,482,192 Common Shares as of November 27, 2020. It would appear that 726 reported two different dates on which it crossed 10% ownership and, assuming it was November 27, 2020 as reported in its Form 3, 726 failed to file an AMR as required by Canadian securities laws by December 10, 2020 (the “726 AMR Compliance Failure”).

On February 12, 2021, 22NW filed an initial Schedule 13G disclosing beneficial ownership of Common Shares held only by 22NW (being 9.85% of the issued and outstanding Common Shares), and not disclosing ownership of Common Shares held by Mr. English. Mr. English has held Common Shares since March 31, 2020.

On February 25, 2021, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Mr. Noll to discuss the Company’s 2020 annual financial statements. Mr. Noll expressed surprise that revenues had not declined. That same day, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Messrs. English, Mitchell and Broderick to discuss financial results. Mr. English congratulated the Company on a stronger quarter than expected.

On March 8, 2021, Brandon Jones, VP Strategy of the Company, provided a demonstration of the Total Cost of Ownership Tool to Messrs. Broderick, Mitchell and Noll.

On April 30, 2021, Mr. O’Meara and Ms. MacEachern met with Mr. Mitchell to discuss the Company’s proposal to re-elect its current directors at its next annual meeting of shareholders on May 6, 2021. Mr. Mitchell expressed that he was impressed with the recently added directors and asked what steps were required to make Mr. O’Meara the Chair of the Board. Mr. O’Meara encouraged 22NW to vote for the current slate.

On May 6, 2021, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Mr. Noll to discuss 2021 first quarter financial results. The parties discussed another major shareholder of the Company. Mr. Noll stated that he generally viewed the major shareholder as having a bad reputation, has seen it doing predatory things and that he believes the major shareholder is value-extraction focused.

Later in the day on May 6, 2021, Messrs. O’Meara and Krause and Ms. MacEachern held a call with Messrs. Mitchell and Broderick to discuss the 2021 first quarter financial results. Messrs. Mitchell and Broderick stated, independently and without prompting by the Company, that they did not support the major shareholder that Mr. Noll had discussed being on the Board of the Company.

On June 17, 2021, Mr. O’Meara met with representatives of 22NW at the Company’s Dallas showroom. In a follow-up email, Mr. Mitchell expressed that 22NW’s representatives were impressed with what they saw and heard, and looked forward to seeing DIRTT continue to execute on the plan.

On June 18, 2021, 22NW purchased 206,000 Common Shares, such that the aggregate Common Shares held by 22NW and Mr. English, represented more than 10% of the issued and outstanding Common Shares. 22NW failed to file an AMR by July 12, 2021 as required by Canadian securities laws (the “22NW AMR Compliance Failure”).

On June 28, 2021, Mr. Noll emailed Mr. O’Meara and noted that he and Mr. O’Meara were heavily aligned on the business and that he did not have many urgent questions on the business fundamentals.

On July 14, 2021, 22NW purchased 440,298 Common Shares such that the aggregate number of Common Shares held by 22NW, by itself, was 8,905,421 Common Shares, representing 10.52% of the issued and outstanding Common Shares.

Between July 14 and 16, 2021, 22NW purchased an aggregate of 1,664,764 Common Shares.

On July 16, 2021, Mr. Mitchell emailed Messrs. O’Meara and Krause and Ms. MacEachern, copying Messrs. English and Broderick, to provide notice that 22NW had crossed the 10% ownership threshold. Mr. Mitchell indicated that 22NW viewed DIRTT as one of the best values on the market and this was reaffirmed by their recent visits to DIRTT’s facilities. Despite Mr. English broaching the possibility of a Board seat with Mr. O’Meara over a year ago, Mr. Mitchell stated that 22NW had no intention of being active and was a supportive shareholder of the Company.

Also on July 16, 2021, 22NW and Mr. English filed an amendment to their Schedule 13G disclosing beneficial ownership of 12.14% of the issued and outstanding Common Shares, which included Common Shares held by Mr. English.

On August 2, 2021, Mr. Mitchell emailed Messrs. O’Meara and Krause and Ms. MacEachern saying that they were hoping to discuss the prospect of DIRTT being added to Russell index funds.

On August 5, 2021, Messrs. O’Meara and Krause and Ms. MacEachern held a call with Messrs. English, Broderick and Mitchell to discuss 2021 second quarter financial results. Mr. English emailed Mr. O’Meara to request a call later that day, at which time Mr. English requested a Board seat. Mr. O’Meara then called Todd Lillibridge, the new Chair of the Board, to inform him about the call, and to suggest that the matter be referred to the Nominating and Governance Committee.

On August 9, 2021, Messrs. O’Meara and Krause and Ms. MacEachern held a post-second quarter call with Mr. Noll to discuss 2021 second quarter financial results. The parties discussed an upcoming introductory call with Mr. Lillibridge.

On August 10, 2021, 22NW filed its first AMR, stating that 22NW and Mr. English had ownership and control over 14.25% of the issued and outstanding Common Shares. The AMR did not disclose Mr. English’s request to the Company for a Board seat.

On August 11, 2021, Mr. English provided Mr. O’Meara with his resume, a reference and other information about himself and 22NW to advance his pursuit of joining the Board.

On August 12, 2021, Mr. Mitchell emailed Messrs. O’Meara and Krause and Ms. MacEachern to inform the Company that 22NW had acquired more Common Shares. Mr. Mitchell reiterated that 22NW remained supportive and collaborative. On that date, 726 purchased 750,000 Common Shares, 22NW purchased 3,593,000 Common Shares, and Mr. English purchased an additional 64,950 Common Shares.

On August 13, 2021, Ms. MacEachern and Mr. English had a call to discuss Mr. English’s thoughts on environmental, social and governance (“ESG”) matters. Also on August 13, 2021, Messrs. Lillibridge and O’Meara and Ms. MacEachern held a call with Mr. Noll to introduce Mr. Lillibridge as the new Chair of the Board. Mr. Noll indicated that he was a big supporter of DIRTT’s strategy and management, particularly the then Chief Executive Officer. Mr. Noll stated that he met Mr. English in 2012 and that the two of them think alike and share the same views about DIRTT’s future.

On August 23, 2021, in an email to Ms. MacEachern asking her to confirm whether the rise in the reported increase in the Company’s short interest was accurate, Mr. English forwarded an email chain in which he had asked 22NW employees to investigate short interests in the Company. In an email to his employees, he said that if “the 5m share block in the volume stats over the time period (we bought most of that with Fortress)” was excluded, there did not appear to be enough volume to account for the increase. “Fortress” is a reference to 726 due to Peter Briger being the principal of Fortress Investment Group LLC and the managing member of one of the 726 entities.

On August 31, 2021, Messrs. O’Meara and Krause and Ms. MacEachern had a second 2021 second quarter financial results call with Mr. Mitchell, where the parties further discussed operating results.

On September 2, 2021, 22NW filed an AMR, stating that 22NW and Mr. English had ownership and control over 18.4% of the issued and outstanding Common Shares. The AMR failed to disclose 22NW’s intention to change the composition of the Board, which intention existed no later than August 11, 2021 (the “22NW Possible AMR Compliance Failure”). Mr. English stated that 22NW’s intention to change the Board was “Not Applicable” despite already having handed over his resume and reference to the Company on August 11, 2021 and having made requests for a Board seat in spring of 2020 and August 5, 2021.

On September 7, 2021, Mr. Mitchell emailed Mr. O’Meara to congratulate him on the Company’s announcement of a new business partner.

On September 10, 2021, Messrs. O’Meara and Lillibridge met with Mr. English in Jackson Hole, Wyoming to discuss Mr. English’s request for a Board seat. Mr. English indicated that he could add value at the investor relations level and provide industry data and assistance with DIRTT’s ESG strategy, and that joining the Board would be “a meaningful step in achieving his career goal.” Mr. English also noted that he embraced DIRTT’s strategy and was a big supporter of management and Mr. O’Meara regarding the direction of DIRTT’s business, but questioned when the turnaround will occur for DIRTT to achieve meaningful revenue growth. Mr. English said that he believed 22NW and 726 could block any hostile activity given their combined 31.9% ownership position. Mr. English also stated that Mr. Noll would be supportive of him serving on the Board. Although Mr. English admitted that 22NW and 726 had invested together in many companies and were likeminded, Mr. English made a point to specifically state that 22NW and 726 were not acting as a “group” under U.S. securities laws.

On September 14, 2021, Mr. English emailed Mr. O’Meara to thank him for their meeting the previous week and to express his appreciation for Messrs. O’Meara and Lillibridge’s hard work.

On September 16, 2021, Mr. Noll emailed Ms. MacEachern requesting to meet with Mr. O’Meara and Jennifer Warawa, Chief Commercial Officer of the Company, at DIRTT Connext 2021 in Chicago, Illinois (“Connext”). Mr. Noll suggested he would be open to meeting with other investors present as well. Ms. MacEachern reached out to Mr. Mitchell and asked whether Mr. Mitchell would be okay with Mr. Noll joining his meeting with Mr. O’Meara and Ms. Warawa. Mr. Mitchell agreed, stating “It was my idea.”

On September 17, 2021, Mr. O’Meara had a call with Mr. English. Mr. O’Meara indicated to Mr. English that the next step in the process of reviewing his Board candidacy would be the negotiation of a standstill agreement.

On September 21, 2021, Mr. O’Meara called Mr. English to inform him that the Nominating and Governance Committee would play a role in reviewing his candidacy to join the Board.

x

On October 5, 2021, Mr. O’Meara and Ms. Warawa met with Messrs. Noll and Mitchell at Connext.

On October 6, 2021, Mr. English emailed Messrs. O’Meara and Lillibridge to provide notice that 22NW was updating its SEC ownership filing from Schedule 13G to Schedule 13D, indicating that it was no longer eligible to rely on the passive investor exemption. Mr. English stated that this was due to his discussion to obtain a seat on the Board, and was not intended to be aggressive.

On October 7, 2021, 22NW filed an initial Schedule 13D, disclosing beneficial ownership of 18.4% of the outstanding Common Shares. Messrs. English, Broderick, Mitchell, and two other employees of 22NW, are disclosed as members of the group, which was not disclosed in 22NW’s previous 13G filings.

On October 8, 2021, Mr. English emailed Messrs. O’Meara and Lillibridge a copy of 22NW’s press release, which indicated that 22NW would cease to file reports for the Company in accordance with the alternative monthly reporting system under Part 4 of NI 62-103 and would file early warning reports (“EWR”). The same day, 22NW filed an EWR disclosing the same. The EWR additionally disclosed that Messrs. Mitchell and Broderick, and two other employees of 22NW, were joint actors of 22NW, which was not disclosed in any previous AMR filings.

On October 11, 2021, Mr. English participated in a telephone call with Mr. Lillibridge, during which Mr. Lillibridge informed Mr. English that a recommendation to the Board regarding Mr. English’s Board candidacy would be made on November 3, 2021 by the Nominating and Governance Committee.

On October 13, 2021, Mr. Noll emailed Mr. O’Meara to follow-up on their meeting at Connext on October 5, 2021 and to express that he was impressed by the Company’s team.

On November 3, 2021, the Nominating and Governance Committee recommended that Mr. English’s Board candidacy should be considered in February 2022 in the context of the 2022 annual shareholders’ meeting.

On November 4, 2021, Messrs. O’Meara and Krause and Ms. MacEachern had a call with Mr. Noll. On November 4, 2021 and November 5, 2021, Messrs. O’Meara and Krause and Ms. MacEachern also had calls with Messrs. English, Broderick and Mitchell. The calls were to discuss 2021 third quarter financial results. Each of Messrs. Noll and English, Broderick and Mitchell raised similar concerns on their respective calls, surrounding (i) concern with the lack of insider/Board ownership of Common Shares, and (ii) an opinion that the Company should disclose what is in the pipeline for the Company.

On November 5, 2021, Mr. Broderick emailed Ms. MacEachern to thank her and noted that 22NW were appreciative of DIRTT’s efforts. That same day, Mr. Noll emailed Mr. O’Meara to express his respect for Mr. O’Meara executing under tough conditions.

Also on November 5, 2021, Mr. English participated in a telephone call with Mr. Lillibridge and Denise E. Karkkainen, the Chair of the Nominating and Governance Committee, to discuss Mr. English’s desire to be appointed to the Board on an immediate basis. At this time, Mr. English noted his unwillingness to sign a standstill agreement as he did not want to be encumbered by a standstill if upon joining the Board he discovered something that was not acceptable to him. More than a month later, 22NW indicated that it was prepared to provide customary standstill provisions; however, the term sheet provided that such customary standstill provisions were to expire after four months, which the Company does not believe to be a customary term.

Between November 8 and November 17, 2021, the date that 22NW delivered the Requisition, 22NW and 726 initiated a steady stream of constant in bound communications with the Company which exceeded communications from any other shareholder.

On November 8, 2021, DIRTT planned to announce the issuance of $35 million principal amount of 6.25% convertible unsecured subordinated debentures (the “Convertible Debenture Financing”), led by National Bank Financial Inc. (“NBF”). Chronologically, the events of November 8 were as follows:

☐

At 9:00 a.m. MST, Messrs. Krause and Noll had a call, during which Mr. Noll asked whether DIRTT was planning to do a financing. Mr. Noll stated that DIRTT should wait five weeks until the first quarter pipeline became clear.

☐

At 10:15 a.m. MST, a Board meeting was held to discuss the implications if Mr. English and 726 were not supportive of the Convertible Debenture Financing based on the 9:00 a.m. call. Ultimately, the Board approved the Convertible Debenture Financing.

☐	At 10:45 a.m. MST, Mr. Krause called NBF to confirm that DIRTT was good to move forward with the transaction, and NBF confirmed the same.
☐	At 2:00 p.m. MST, the final pricing call with NBF was held and a term sheet was signed.

☐	At 2:05 p.m. MST, Mr. Noll called Mr. Krause and stated that he opposed the Convertible Debenture Financing which had not yet been announced and that it was highly dilutive for shareholders.
☐	At 2:07 p.m. MST, Mr. Broderick emailed Mr. Krause, copying Messrs. English and Mitchell, expressing 22NW’s opposition to an “imminent” financing, even though none had been announced.
☐	At 2:10 p.m. MST, Mr. English also contacted Mr. O’Meara separately to express 22NW’s opposition to a financing.
☐	At 2:12 p.m. MST, NBF informed Mr. Krause that NBF was pausing the deal due to shareholder opposition.
☐	At 2:22 p.m. MST, Mr. Krause called Mr. O’Meara and Charles Kraus, the Company’s General Counsel, to advise them that NBF had paused the deal.
☐	At 2:30 p.m. MST, NBF confirmed that they did not need 22NW and 726 to participate in the Convertible Debenture Financing, but were worried that they would poison the well.
☐	Around 2:30 p.m. MST, Mr. O’Meara called Mr. Lillibridge and advised him of the pause, and they decided to convene a Board update call for 7:00 p.m. MST.
☐

Around 2:45 p.m. MST, Mr. Krause advised NBF of the scheduled Board update call and NBF advised that the deal was on hold due to the closing of the window, and that the parties should reconvene the next day.

☐

At 7:00 p.m. MST, the Board update call was held during which the Board reiterated its desire that management proceed with the Convertible Debenture Financing that was approved at the 10:15 a.m. MST meeting, if NBF was willing to do so.

On November 9, 2021, NBF advised that the reaction of 726 and 22NW had made NBF nervous, and that NBF needed assurance that the price would not be adversely affected post launch. NBF informed Mr. Krause and Mr. Kraus that the Company would need to “wall cross” 22NW and 726 to complete the Convertible Debenture Financing at that time.

Also on November 9, 2021, Messrs. O’Meara and Krause had a call with representatives from 22NW and a call with Mr. Noll. On November 10, 2021, Mr. Noll emailed Messrs. O’Meara and Krause to inform them he had executed a confidentiality agreement and would be speaking to NBF.

On November 12, 2021, Mr. Lillibridge and Ms. Karkkainen informed Mr. English that the Board would consider his candidacy in February 2022 in connection with selecting nominees for election at the 2022 annual general meeting. Mr. English did not express an opinion and indicated he would convene with his team and get back to them.

On November 15, 2021, Mr. Krause had a call with Mr. Noll. Mr. Noll indicated that 726 would not oppose the Convertible Debenture Financing, but would prefer that the over-allotment option not be exercised. The Convertible Debenture Financing was announced later that day. No shareholder other than 22NW and 726 expressed to the Company opposition of the Convertible Debenture Financing.

On November 17, 2021, 726 and Mr. Noll filed an initial Schedule 13D, disclosing beneficial ownership of 13.4% of the issued and outstanding Common Shares.

On November 17, 2021, Messrs. O’Meara, Krause and Noll had a call. Mr. Noll first stated to Messrs. O’Meara and Krause that he was not grouped with any other shareholder and that he filed a Schedule 13D that day to have this discussion in response to Mr. Krause having made comments about “rumblings with shareholders” in a call the previous week. Mr. Noll expressed that he believed management was doing an excellent job and that he believed the Company had the right team in place. Mr. Noll also stated that he believed boards are more successful when aligned with shareholders and that any public distraction is negative.

Later that day, on November 17, 2021, 22NW delivered the Requisition for a special meeting of shareholders to remove six of the eight directors of the Board and to replace them with its own nominees including Messrs. English and Mitchell (collectively, the “22NW Nominees”). 22NW also issued a press release announcing the Requisition, as well as an EWR discussing the Requisition.

On November 18, 2021, 22NW filed an amendment to its Schedule 13D, disclosing beneficial ownership of 18.9% of the outstanding Common Shares and the submission of the Requisition and the intent to nominate the 22NW Nominees.

On November 20, 2021, the Board established and designated a committee of independent directors (the “Special Committee”) of the Company consisting of Mr. Lillibridge, Ms. Karkkainen, Diana Rhoten and Shauna King, to review, consider and respond to the Requisition and related matters.

On November 22, 2021, 22NW filed an information circular on the System for Electronic Document Analysis and Retrieval (“SEDAR”) containing the resolutions to remove the incumbent directors of the Company and to elect the 22NW Nominees to the Board, as well as certain background information concerning the 22NW Nominees and 22NW.

On November 23, 2021, another institutional shareholder who claims to know both Mr. English and a principal of 726 well emailed Mr. O’Meara to voice his support for the Requisition and observing that 726 and 22NW “own nearly a third of your company, and therefore deserve several seats at the table.”

On November 26, 2021, counsel to the Board and the Special Committee delivered a letter to 22NW’s counsel, stating that in connection with the Requisition, counsel had been asked to undertake an investigation as to whether 22NW and other DIRTT shareholders have been acting jointly or in concert in an attempt to gain control of the Board, and also to examine whether similar conduct had been undertaken in a coordinated strategy to acquire Common Shares. A similar letter was sent on the same day to Mr. Noll.

On November 29, 2021, counsel to 22NW delivered a response to counsel to the Board and the Special Committee, and 22NW issued a press release, refusing to provide additional information as requested by the November 26, 2021 letter. On December 6, 2021, counsel to 726 delivered substantially the same response.

On December 7, 2021, the Company issued a news release announcing that it had called an annual and special meeting of shareholders to be held on April 26, 2022, to deal both with normal course matters and matters related to the Requisition. Also on December 7, 2021, the Board announced that it had adopted the Shareholder Rights Plan.

On December 8, 2021, counsel to the Company sent a complaint letter (the “ASC Complaint”) to the Alberta Securities Commission (the “ASC”) requesting enforcement action against 22NW and 726. The ASC Complaint stated that the alleged joint actor conduct raised serious public interest concerns and repeated failures of 22NW and 726 to comply with disclosure and take-over bid provisions under Alberta securities laws. Counsel to 22NW and 726 were provided with copies of the ASC Complaint.

On December 9, 2021, 22NW issued a press release, stating that 22NW is proposing to withdraw the Requisition, if Mr. Lillibridge, Ms. Karkkainen and Mr. Parry would retire from the Board and be replaced by Mr. English, Ken Sanders and Scott Robinson (the “Proposal”). Canadian counsel to 22NW contacted counsel to the Board to inform them of the Proposal in the form of a term sheet nine minutes prior to issuing the news release. The Proposal stated that 22NW was prepared to provide customary standstill provisions. However, the Proposal, including the proposed standstill, was to expire at the conclusion of the Meeting (i.e., had a term of four months), which the Company does not believe to be a customary term.

On December 10, 2021, counsel to DIRTT sent an email to 22NW’s counsel notifying them the Special Committee would be issuing a press release stating that the Special Committee remains committed to negotiating a settlement with 22NW that benefits all shareholders, but would only resume such negotiations in good faith and not through press releases, and that if 22NW was prepared to enter in negotiations on a without prejudice basis, the Special Committee would be prepared to do so. Counsel to DIRTT also indicated that the Proposal term sheet was not an appropriate starting point for such negotiations. Also on December 10, the Special Committee issued the referenced press release.

On December 15, 2021, the Board established a second committee of independent directors (the “Second Special Committee”) to, among other things, review and consider the performance of the senior executive team of the Company, including the Chief Executive Officer. The members of the Second Special Committee are Mr. Ford, Mr. James Lynch, Ms. Karkkainen and Dr. Rhoten.

Also on December 15, 2021, the same institutional shareholder who emailed Mr. O’Meara on November 23, 2021 emailed Mr. Lillibridge to again voice his support for the Requisition and urge the Company to agree to meet Mr. English’s demands.

On December 16, 2021, counsel to 22NW submitted a response letter to the ASC Complaint (the “Complaint Response”). 22NW has refused to share the Complaint Response with the Board after being asked to do so by Staff of the ASC.

On December 21, 2021, 22NW issued a press release, communicating several complaints about the Board’s refusal to acquiesce to 22NW’s demands in relation to the Requisition.

On December 21, 2021, counsel to 726 submitted a response letter to the ASC Complaint. 726 has refused to share the response with the Board after being asked to do so by Staff of the ASC.

On December 23, 2021, 22NW filed its preliminary proxy statement in connection with the Meeting.

On December 29, 2021, the institutional shareholder who emailed Messrs. O’Meara and Lillibridge sent another email to Mr. Lillibridge encouraging the Company to cave to Mr. English’s demands and stating that the Board was likely to lose a contested election, thereby jeopardizing the existing directors’ ability to sit on other public company boards.

On December 31, 2021, counsel to DIRTT sent a letter to the ASC to supplement the ASC Complaint (the “ASC Complaint Supplement”), alleging certain additional violations of applicable securities laws by 22NW and 726 made apparent from the information provided in 22NW’s preliminary proxy statement. The ASC Complaint Supplement also expressed concerns that the Complaint Response, which 22NW refused to share with the Board for review, may include some or all of the misstatements and omissions included in 22NW’s preliminary proxy statement. A copy of the ASC Complaint Supplement was provided to counsel to 22NW.

On January 4, 2022, counsel to DIRTT emailed counsel to 22NW again indicating that the Special Committee was prepared to have discussions with 22NW on a without prejudice basis.

On January 5, 2022, 22NW filed a revised preliminary proxy statement in connection with the Meeting.

On January 6, 2022, 22NW issued a press release stating that 22NW is only prepared to have discussions with the Special Committee regarding a potential settlement if the ASC Complaint and ASC Complaint Supplement are withdrawn. Counsel to 22NW also emailed counsel to DIRTT to relay the same message.

On January 7, 2022, counsel to DIRTT replied to counsel to 22NW noting that the Special Committee is raising concerns about the activities and disclosures of 22NW because they raise fundamental issues with respect to the protection of DIRTT’s minority shareholders and the equal treatment of its shareholders, and in order to ensure that shareholders have accurate and complete information to make informed decisions. Counsel to DIRTT also noted that the Special Committee remains committed to engaging in discussions with 22NW on a without prejudice basis and does not wish to engage in negotiations via press releases, and offered to arrange a meeting in Vancouver during the week of January 17 or 24, 2022.

On January 7, 2022, 22NW filed its definitive proxy statement in connection with the Meeting.

On January 12, 2022, counsel to DIRTT spoke to the Staff of the ASC to advise them that the Company may proceed with an application for a hearing by January 20, 2022 in order to have the ASC review the issues raised in the ASC Complaint and ASC Complaint Supplement.

Later on January 12, 2022, five days after receiving the January 7 offer from the Special Committee to meet to negotiate on a without prejudice basis, counsel to 22NW responded that they expected to be able to reply the next day.

Two days later, on January 14, 2022, 22NW sent a collection of non-binding so-called proxies executed by 22NW, 726, Mr. English, employees of 22NW and certain other shareholders of the Company, which 22NW claimed represented support for the 22NW Nominees by persons holding approximately 50.4% of the issued and outstanding Common Shares. The so-called proxies were accompanied by a letter which requested that the 22NW Nominees immediately replace six of the current directors as set out in the Requisition and that an accompanying draft cooperation agreement be signed. The letter stated that the draft agreement was to be a “market-standard agreement”, but had a standstill provision which would not apply to the Company’s 2023 and later annual general meetings.

On January 18, 2022, the Company announced the departure of Mr. O’Meara as the Company’s Chief Executive Officer and as a director. It was also announced that Mr. Lillibridge, the Board Chair, had been appointed Interim Chief Executive Officer, and will serve until his replacement is named. These changes were unanimously recommended by the Second Special Committee established on December 15, 2021 and approved by all independent directors (with Mr. Lillibridge not voting in connection with his appointment). The Board also named Mr. Ford as Lead Independent Director for the period Mr. Lillibridge serves as Interim Chief Executive Officer. Mr. Lillibridge stepped down from the Special Committee and the Nominating and Governance Committee and was replaced by Mr. Parry and Mr. Lynch, respectively.

On January 20, 2022, the Company announced that it believed it should file an application with the ASC against 22NW, Messrs. English, Broderick, Mitchell and Noll, and 726 (collectively, the “Respondents”) for breaching take-over bid and AMR obligations under applicable Canadian securities laws (the “ASC Application”).

The ASC Application outlined the basis on which the Company believed that the Respondents failed to comply with certain disclosure and take-over bid provisions under Alberta securities laws as a result of 726 and 22NW acting jointly or in concert and breaches of NI 62-103 by 22NW and 726. In the ASC Application, the Company outlined the conduct of 22NW and 726 and their respective principals and certain 22NW employees which formed the basis of its allegations including:

o	22NW and 726 regularly participating in joint meetings and calls with the Company;

o	22NW and 726’s share purchases appear coordinated on at least one occasion;

o	Mr. English’s assertion to the Company on September 10, 2021 that 22NW and 726 could jointly block any hostile bid;

o

22NW and 726 acting in what appeared to be coordinated attempts, within two minutes of each other, in seeking to hamper a financing within ten minutes of the signing of the term sheet for the Convertible Debenture Financing;

o	the Company’s belief based on a conversation with Mr. Noll earlier in the day on November 17, 2021, that 726 supported the Requisition prior to its announcement;

o

communication from another institutional shareholder who knows both 22NW and 726 reasonably well, who emailed the Company on three separate occasions in November and December 2021 to express his view that the Company should agree to reconstitute the Board to meet 22NW’s demands, noting in one email that this was appropriate since 726 and 22NW “own nearly a third of your company, and therefore deserve several seats at the table”; and

o	failures by 726 and 22NW to timely file AMRs, and failure by 22NW to comply with disclosure requirements in one AMR, all as required under Canadian securities laws.

The relief sought by the Company is set out below:

o

an order from the ASC enforcing compliance with the take-over bid provisions of the Securities Act (Alberta) and preventing 22NW and 726 from obtaining any economic benefit from having breached such provisions, including restraining voting by the Respondents to 19.99% of the issued and outstanding Common Shares;

o	an order that 22NW and 726 cease trading in securities of the Company until they make public disclosure in compliance with their AMR obligations;

o	an order prohibiting Mr. English, Mr. Noll and certain employees of 22NW from becoming or acting as a director or officer of an issuer in Alberta for two years;

o	an order reprimanding the Respondents; and

o	an order that the exemptions contained in Alberta securities laws not apply to the Respondents for two years.

On February 25, 2022, the Company filed Amendment No. 1 to its preliminary proxy statement in connection with the Meeting.

On March 3, 2022, the ASC held a hearing in respect of the ASC Application.

On March 4, 2022, the ASC rendered its decision, concluding that the Respondents were not acting jointly or in concert, and declined to grant any of the relief sought by the Company. The ASC also held that the 22NW AMR Compliance Failure, the 726 AMR Compliance Failure and possibly the 22NW Possible AMR Compliance Failure were contrary to Canadian securities laws but were in the nature of compliance failures, and no remedy against 726 or 22NW was warranted since the disclosure they were otherwise required to make under the AMR regime had subsequently been disclosed.

On March 7, 2022, the Company filed Amendment No. 1 to its preliminary proxy statement in connection with the Meeting.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM 22NW, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE 22NW NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON THE BLUE PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

CERTAIN EFFECTS OF THE 22NW SOLICITATION

22NW is seeking to nominate six members of the Board, which if elected, would replace all but one of the current directors, being a majority of the current Board. Our Board is currently comprised of seven members, if four or more members of the Board are removed and four of the 22NW Nominees are elected to the Board, a “change of control” may be deemed to have occurred under certain of our plans and agreements. Should a change of control occur as a result of 22NW’s proxy solicitation, certain of our material agreements could be impacted.

Pursuant to the Company’s Amended and Restated Incentive Stock Option Plan, amended and restated on August 2, 2017 (the “Option Plan”), a “change of control” may be deemed to have occurred if during any 12-month period, a majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election. The Option Plan contains a “double-trigger” accelerated vesting provision for unvested Options (as defined in the Option Plan) granted thereunder. Pursuant to the Option Plan, if the employment or engagement of an Option Holder or Agent (each as defined in the Option Plan) is terminated by the Company without Cause (as defined in the Option Plan) or if the Option Holder or Agent resigns with Good Reason (as defined in the Option Plan), then all unvested Options held by such Option Holder or Agent shall immediately vest and the expiration date of such Options shall be the day following the date of such termination or resignation. Pursuant to the Option Plan, the committee of the Board appointed in accordance with the Option Plan (the “Committee”) may accelerate the vesting of one or more Option at any time, including upon the occurrence of a change of control. In addition, under the Option Plan, in the event of a change of control, the Board has the power to change or modify the terms of the Options as long as such changes are not adverse to the Option Holder or to assist the Option Holder to tender into a takeover bid and to terminate any Options not exercised following the successful completion of a change of control. As of the date of this Proxy Statement, the Board has not made a determination whether it will endorse the 22NW Nominees for the limited purpose of Section 1.1(j)(iv) of the Option Plan.

Pursuant to the Company’s Long Term Incentive Plan, with an effective date of May 22, 2020 (the “LTI Plan”), a “change of control” may be deemed to have occurred if during any 12-month period, a majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election. The LTI Plan contains a “double-trigger” accelerated vesting provision for unvested Awards (as defined in the LTI Plan) granted thereunder. Pursuant to the LTI Plan, if a Participant’s (as defined in the LTI Plan) service, consulting relationship or employment is terminated by the Company without Cause (as defined in the LTI Plan) or if the Participant resigns with Good Reason (as defined in the LTI Plan), then the vesting and exercisability of all Awards then held by such Participant will be accelerated in full and the expiration date of certain Awards shall be the earlier of the date such Awards would otherwise expire and the 60th day following such termination or resignation. As of the date of this Proxy Statement, the Board has not made a determination whether it will endorse the 22NW Nominees for the limited purpose of Section 2 of the LTI Plan.

VOTING INFORMATION

Who Can Vote

Shareholders of record at the close of business on March 7, 2022 (the “Record Date”) are entitled to vote at the Meeting or at any adjournment or postponement thereof, on the basis of one vote per Common Share held, unless (i) a registered shareholder has transferred the ownership of any Common Shares subsequent to the Record Date, and (ii) the transferee shareholder produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares and demands, no later than 10 days before the Meeting, that his or her name be included on the shareholders list before the Meeting, in which case, the transferee shareholder shall be entitled to vote such Common Shares at the Meeting, or any adjournment or postponement thereof. The transfer books will not be closed. As of the close of business on the Record Date, the Company had              Common Shares issued and outstanding.

A list of our shareholders of record will be available and may be inspected prior to the Meeting by contacting Investor Relations at ir@dirtt.com.

The presence, in person or by proxy, of two or more shareholders representing at least 33-1/3% of the voting power of outstanding Common Shares on the Record Date (constituting              votes) will constitute a quorum for the transaction of business at the Meeting and any postponement or adjournment thereof, though the Board may fix a new record date for purposes of a postponed or adjourned meeting. Shareholders will be considered present at the virtual Meeting if they or their proxyholder are logged into the Meeting using their unique control number or invitation code.

Abstentions and broker non-votes, each discussed below, will be counted for the purpose of determining the presence or absence of a quorum.

Shareholder Voting Matters and Board Recommendation

Voting Matter	Board Vote Recommendation	Additional Information on Page
Election of Directors	FOR each of the DIRTT Nominees	10
Appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm at a renumeration to be fixed by the Board	FOR	18
Amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.”	FOR	20
Approval of the 2022 Employee Share Purchase Plan	FOR	21
Approval of the Company’s Shareholder Rights Plan	FOR	27

How to Vote

How you vote depends on whether you are a registered or non-registered shareholder. You are a registered shareholder if the Common Shares you own are registered in your name. You are a non-registered shareholder if your Common Shares are registered in the name of an intermediary, such as a trustee, financial institution or securities broker. This is often called ownership in “street name” because your name does not appear in the records of the Company’s transfer agent, Computershare. If you are a registered shareholder, you can vote in person, via the Internet, by telephone or facsimile, or by proxy, as explained below. If you hold any Common Shares in street name, you should receive a voting instruction form from the intermediary in respect of such Common Shares with further voting instructions.

If you receive more than one BLUE proxy card or voting instruction form, then you may have more than one account at Computershare, with an intermediary, or both. Please vote all BLUE proxy cards and voting instruction forms using the respective control numbers that you receive.

Registered Shareholders

If you are a registered shareholder (i.e., shareholder of record), there are four ways to vote:

•

During the Meeting. You may vote during the Meeting by completing a ballot in person or online. The 15-digit control number located on the BLUE proxy card or in the email notification you received is the control number for attending and participating at the virtual Meeting. See also “Appointment of a Proxyholder and Registration for the Meeting” and “Attending and Participating at the Meeting” below.

•

Via the Internet. You may vote via the Internet at www.investorvote.com by following the instructions provided on the BLUE proxy card. You will need your 15-digit control number that is on the BLUE proxy card when voting.

•

By Telephone or Facsimile. If you live in the United States or Canada, you may vote via the telephone by calling 1-866-732-8683. You will need your 15-digit control number that is on the BLUE proxy card when voting. You may also vote by completing, dating and signing the BLUE proxy card and returning it to Computershare by facsimile to 1-416-263-9524 or 1-866-249-7775.

•

By Mail. You may vote by completing, dating and signing the BLUE proxy card and returning it to Computershare Trust Company of Canada, Proxy Department in the postage-prepaid envelope provided therewith: (i) by mail using the enclosed return envelope or one addressed to 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1, Attn: Proxy Department; or (ii) by hand delivery to 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1.

Your completed BLUE proxy card must be received by Computershare, or you must have voted by Internet or telephone, no later than             , 2022 at                      MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or statutory holidays) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof. The BLUE proxy card or any other instrument of proxy will not be valid for the Meeting, or any adjournment or postponement thereof, unless it is signed by you or your attorney (duly authorized in writing). The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

If you have any questions about the information contained in this Proxy Statement, or require any assistance in completing your BLUE proxy card, please contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by telephone at 1-866-851-2743 (toll-free in North America) or at 1-416-867-2272 outside of North America, or by email at contactus@kingsdaleadvisors.com.

Non-Registered Shareholders

If you are a non-registered shareholder (i.e., beneficial owner), there are four ways to vote:

☐

During the Meeting. You may vote your Common Shares during the Meeting either in person or virtually by appointing yourself as the proxyholder for your Common Shares before the Meeting in accordance with the BLUE voting instruction form provided to you by your intermediary, returning the BLUE voting instruction form to your intermediary in accordance with the instructions, and registering yourself as proxyholder with Computershare. You will then receive a separate invitation code that may be used to virtually attend and participate at the Meeting. See also “Appointment of a Proxyholder and Registration for the Meeting” and “Attending and Participating at the Meeting” below.

☐

Via the Internet. You may vote via the Internet at www.proxyvote.com by following the instructions provided on the BLUE voting instruction form provided to you by your intermediary. You will need your 15-digit control number that is on the BLUE voting instruction form when voting.

☐

By Telephone. If you live in the United States or Canada, you may vote via the telephone by calling the number located on the BLUE voting instruction form. You will need your 15-digit control number that is on the BLUE voting instruction form provided to you when voting. You may also vote by completing, dating and signing the BLUE voting instruction form provided to you by your intermediary and following the guidelines set forth in the BLUE voting instruction form.

☐	By Mail. You may vote by completing, dating and signing the BLUE voting instruction form in accordance with the guidelines set forth in the voting instruction form.

Your completed BLUE voting instruction form must be returned on or before the deadline specified on the voting instruction form. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice.

Voting by Management Proxy and Exercise of Discretion

The persons named in the enclosed BLUE proxy card (the “management proxyholders”) are directors or executive officers of the Company. You have the right to appoint another person (who need not be a shareholder) to represent you at the Meeting, or any adjournment or postponement thereof. To do so, insert the name of that person in the space provided in the BLUE proxy card. Your Common Shares will be voted in accordance with your instructions indicated on the BLUE proxy card.

In the absence of such instructions, your Common Shares will be voted by the persons named in the enclosed BLUE proxy card as follows:

-	FOR the election of each of the DIRTT Nominees, being Charlie Chiappone, Michael T. Ford, Denise E. Karkkainen, Shauna King, Todd W. Lillibridge, James (Jim) A. Lynch and Diana R. Rhoten;
-	FOR the appointment of PwC as the independent registered public accounting firm;
-	FOR the approval of an amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.”;
-	FOR the approval of the 2022 Employee Share Purchase Plan; and
-	FOR the approval of the Shareholder Rights Plan.

We know of no other matters to be submitted to a vote of shareholders at the Meeting. If any other matter is properly brought before the Meeting or any postponement or adjournment thereof, to the extent permitted by Rule 14a-4(c) of the Exchange Act, it is the intention of the persons named in the enclosed proxy to vote the Common Shares they represent in accordance with their best judgment on such matter. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our Corporate Secretary in the form prescribed by our current by-laws and applicable law, as described under “Shareholder Proposals.”

Appointment of a Proxyholder and Registration for the Meeting

Shareholders who wish to appoint someone other than the management proxyholders as their proxyholder (including non-registered shareholders who wish to appoint themselves as proxyholder) to attend and participate at the Meeting in person or virtually as their proxy and vote their Common Shares on the BLUE proxy card or voting instruction form must submit their BLUE proxy card or voting instruction form, as applicable, appointing that person as proxyholder AND if the proxyholder will be attending virtually, register that proxyholder online. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form.

Submit your BLUE proxy card or voting instruction form. To appoint someone other than the management proxyholders as proxyholder on the BLUE card or voting instruction form, insert that person’s name in the blank space provided in the BLUE proxy card or voting instruction form (if permitted) and follow the instructions for submitting such proxy card or voting instruction form. This must be completed before registering such proxyholder to attend the Meeting virtually, which is an additional step to be completed once you have submitted your BLUE proxy card or voting instruction form.

If you are a non-registered shareholder and wish to vote at the Meeting, you must insert your own name in the space provided on the BLUE voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND if you wish to vote at the Meeting virtually, register yourself as your proxyholder, as described below under “Registering your proxyholder.” By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary.

Additionally, if you are a non-registered shareholder located in the United States and wish to vote at the Meeting virtually or, if permitted, appoint a third party as your proxyholder, in addition to the steps outlined above, you must also obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting instruction form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote virtually at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by email), or to Computershare: 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of             , 2022 at                      MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or statutory holidays) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof.

Registering your proxyholder. To register a proxyholder other than the management proxyholders on the BLUE proxy card, shareholders must visit www.computershare.com/DIRTT by the voting deadline of             , 2022 at                      MDT, or in the case of adjournment or postponement, not less than 48 hours (excluding Saturdays, Sundays or statutory holidays) prior to the time of the adjourned or postponed Meeting or any subsequent adjournment(s) or postponement(s) thereof, and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with an invitation code via email. Without this invitation code, proxyholders will not be able to participate or vote at the Meeting virtually but will be able to attend as a guest. Guests will be able only to listen to the virtual Meeting but will not be able to vote or ask questions.

Attending and Participating at the Meeting

We are holding the Meeting in a hybrid format, and shareholders will be able to attend the Meeting in person or virtually. Attending the Meeting virtually will still allow registered shareholders and duly appointed proxyholders, including non-registered shareholders who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed and registered proxyholders can vote at the appropriate times during the Meeting either in person or online.

Guests, including non-registered beneficial shareholders who have not duly appointed and registered themselves as proxyholder, can log in to the Meeting virtually as set out below. Guests can listen to the Meeting, but are not able to vote or ask questions.

Log in online at                     .We recommend that you log in at least 15 minutes before the Meeting starts. Click “Login” and then enter your control number or invitation code and password                 (case sensitive).

OR

Click “Guest” and then complete the online form.

For registered shareholders, the control number located on your BLUE proxy card or email notification is your control number for the Meeting.

For duly appointed and registered proxyholders, Computershare will provide the proxyholder with an invitation code by e-mail after the proxy voting deadline has passed.

If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.

The question and answer session will include questions submitted in advance of, and questions submitted live during, the Meeting. You may submit a question in advance of the Meeting at                      after logging in with your control number. Questions may be submitted during the Meeting through                     .

If you have difficulty accessing the meeting, please call                      (toll free) or                      (international). Technicians will be available to assist you.

If you have any questions about the information contained in this Proxy Statement, or require any assistance in completing your BLUE proxy form, please contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by telephone at 1-866-851-2743 (toll-free in North America) or at 1-416-867-2272 outside of North America, or by email at contactus@kingsdaleadvisors.com.

Changing Your Vote

If you are a registered shareholder and change your mind on how you want your Common Shares voted or you decide to attend and vote in person or virtually at the Meeting, or any adjournment or postponement thereof, you can revoke your proxy in any manner permitted by law, including (i) by attending the Meeting in person or online, or any adjournment or postponement thereof, and voting your Common Shares, (ii) by signing and delivering another form of proxy with a later date that we receive no later than                     , 2022, or (iii) in any manner permitted by law, including by written notice of revocation executed by you or your attorney (duly authorized in writing) and deposited with Computershare at any time up to and including the last business day preceding the day of Meeting or any adjournment or postponement thereof at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting, or any adjournment or postponement thereof. Attendance at the Meeting will not, by itself, revoke a proxy. If you are a non-registered shareholder, you must follow the instructions on your voting instruction form to revoke or amend any prior voting instructions.

Abstentions, Withheld Votes and Broker Non-votes

Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered present at the Meeting for quorum purposes. If you are a non-registered shareholder holding Common Shares through an intermediary, you may instruct the intermediary that you wish to abstain from voting on a proposal or withhold authority to vote for one or more nominees for director or the appointment of the auditor of the Company at the Meeting.

A “broker non-vote” occurs when a broker who holds its client’s common shares in street name submits proxies for such common shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any instructions from their clients.

Without specific instructions, Canadian brokers and their agents or nominees are prohibited from voting Common Shares for the broker’s client. Without specific instructions, U.S. brokers and their agents or nominees are prohibited from voting Common Shares for the broker’s client where a proposal is not “routine.” Even though the Common Shares are listed on The Nasdaq Global Select Market, the rules of the New York Stock Exchange (“NYSE”) apply to brokers that are NYSE members voting on matters being submitted to shareholders at the Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for a non-registered shareholder may vote on the proposal without voting instructions. However, to the extent that 22NW provides a proxy card to non-registered shareholders, none of the proposals at the Meeting are considered routine. Because we are facing a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Meeting. As a result, brokers are not entitled to vote on any of the proposals at the Meeting without receiving voting instructions from the non-registered shareholders, and thus will have no effect on the outcome of the proposals. If you do not provide voting instructions to your broker holding Common Shares for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a BLUE proxy card or the voting instruction form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Required Votes for Each Proposal

The required vote for each of the proposals expected to be acted upon at the Meeting are described below:

Proposal No. 1 — Election of directors. As the Company intends to nominate seven individuals for election to the Board at the Meeting and 22NW intends to nominate six individuals for election to the Board at the Meeting pursuant to the Requisition, the Meeting is a “contested election” and the Company’s majority voting policy (the “Majority Voting Policy”) will not apply to the Meeting. Since the number of nominees for election to the Board is greater than the number of vacancies, the seven nominees who receive the greatest number of votes will be declared elected. You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each director nominee. If you vote “FOR” the election of a nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee. The Board has set the number of directors comprising the Board at seven in accordance with the Company’s by-laws, effective immediately following completion of the Meeting. Accordingly, you may not vote by proxy or in person for a greater number of persons than seven for election as directors.

Proposal No. 2 — Appointment of the independent registered public accounting- firm. The proposal to appoint PwC as our independent registered public accounting firm must be approved by a plurality of votes cast, which means the proposal may be approved by any one or more shareholders voting “FOR” such proposal. For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. You may either vote “FOR” or “WITHHOLD” your vote with respect to the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “WITHHOLD,” your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.

Proposal No. 3 – Approval of Company name change. The proposal to change our Company name to “DIRTT Inc.” may be approved by the affirmative vote of a super majority (66-2/3%) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a super majority of the votes cast must be “FOR” the proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the proposal. The total votes cast with respect to this proposal will exclude abstentions and broker non-votes.

Proposal No. 4 – Approval of 2022 Employee Share Purchase Plan. The proposal to approve the 2022 Employee Share Purchase Plan (the “2022 ESPP”) may be approved by the affirmative vote of a simple majority (50% plus one) of the Common Shares present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast must be “FOR” the proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the proposal. The total votes cast with respect to this proposal will exclude abstentions and broker non-votes.

Proposal No. 5 – Approval of Shareholder Rights Plan. The proposal to approve the Company’s Shareholder Rights Plan may be approved by the affirmative vote of a simple majority (50% plus one) of the Common Shares cast by Independent Shareholders (as defined in the Shareholder Rights Plan) present, either in person or by proxy, and entitled to vote (meaning that at least a simple majority of the votes cast by Independent Shareholders must be “FOR” the proposal in order for it to be approved). You may either vote “FOR” or “AGAINST” the proposal. The total votes cast with respect to this proposal will exclude abstentions and broker non-votes.

Other Information

Interests of Certain Persons in Matters to be Acted Upon

The Company’s directors, director nominees and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Meeting. Information regarding these directors, director nominees and executive officers, including their direct and indirect interests, by securities holdings or otherwise, is set forth in Appendix A to this Proxy Statement.

Solicitation

This solicitation is being made by and on behalf of management. The Company will pay the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE proxy card, the Notice of Annual and Special Meeting and any additional information distributed to shareholders. We also will pay the Meeting expenses. In addition, proxies may be solicited by our directors, officers and other employees over the Internet or by telephone, fax, in person or otherwise. These individuals will not receive any additional compensation for assisting in the solicitation. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform tasks in furtherance of this solicitation. We may also request that intermediaries, brokerage firms, nominees, custodians and fiduciaries transmit proxy materials to the non-registered holders, and we will reimburse them for their reasonable out-of-pocket expenses in transmitting such materials.

The Company has retained Kingsdale Advisors as our strategic shareholder advisor and proxy solicitation agent for the solicitation of proxies for the Meeting, or any adjournment or postponement thereof. The cost of Kingsdale Advisors’ services as proxy solicitation agent is estimated to be CAD $        , plus reasonable out-of-pocket expenses for proxy solicitation services. Kingsdale Advisors may also receive additional fees from the Company for other services. Kingsdale Advisors expects that approximately                      of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification and other provisions that the Company believes are customary for this type of engagement.

The Company may also utilize the Broadridge QuickVote service to assist beneficial shareholders with voting their Common Shares over the telephone. In addition, Kingsdale Advisors may contact such beneficial shareholders to offer assistance with conveniently voting their Common Shares through the Broadridge QuickVote service. Broadridge will then tabulate the results of all the instructions received and provide the appropriate instructions respecting the Common Shares to be represented at the Meeting.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $        , of which $         has been incurred as of the date of this Proxy Statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Receiving Meeting Materials as a Non-Registered Holder

The Company will not send proxy-related materials directly to non-objecting beneficial shareholders, and such materials will be delivered to non-objecting beneficial shareholders by the non-objecting beneficial shareholder’s intermediary. The Company intends to pay for the costs of an intermediary to deliver to objecting beneficial shareholders the proxy-related materials.

Questions

If you have any questions about the information contained in this Proxy Statement, or require any assistance in completing your BLUE proxy card, please contact the Company’s strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by telephone at 1-866-851-2743 (toll-free in North America) or at 1-416-867-2272 outside of North America, or by email at contactus@kingsdaleadvisors.com.

If you have any questions about the virtual Meeting, including questions regarding access or voting, please contact Computershare at 1-800-564-6253 (toll free in Canada and the United States) or 1-514-982-7555 (international direct dial). Additional information and materials for the Meeting will be available on our website at www.dirtt.com/investors.

Explanatory Note

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. For as long as we are an emerging growth company, we will not be required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the year ended December 31, 2021 and the independent registered public accounting report thereon will be placed before the Meeting, or any adjournment or postponement thereof. No vote by the shareholders with respect to the audited consolidated financial statements is required. The audited consolidated financial statements were audited by PwC and approved by the Audit Committee of the Board. Copies of these materials may be obtained by shareholders upon request. These materials are also available on our website at www.dirtt.com, on the Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) at www.sec.gov, and on SEDAR at www.sedar.com.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

At the Meeting, our shareholders will be asked to elect each of the seven director nominees identified below (the “DIRTT Nominees”), each to serve until the close of our next annual meeting of shareholders or until his or her successor has been duly elected or appointed. All DIRTT Nominees proposed for election as directors except for Charlie Chiappone are currently directors of the Company. All DIRTT Nominees were recommended to the Board by the Nominating and Governance Committee.

Our Board currently consists of seven members. Mr. Steven E. Parry, a current director of the Company, has announced his intention not to stand for re-election at the Meeting. The Board is nominating Charlie Chiappone for election as a director at the Meeting. As a result, the Board has set the number of directors comprising the Board at seven in accordance with the Company’s by-laws, effective immediately following completion of the Meeting. Accordingly, you may not vote by proxy or in person for a greater number of persons than seven for election as directors.

Additionally, see “Proposal No. 1 – Election of Directors – Majority Voting Policy” on page 15 for information about the inapplicability of the Company’s Majority Voting Policy.

[Insert Photo] Charlie Chiappone Senior Vice President, Ceiling and Wall Solutions, Armstrong World Industries, Inc. Age: 59 New York, USA Director Since: N/A Independent

Mr. Chiappone has served as Senior Vice President, Ceiling and Wall Solutions, of Armstrong World Industries, Inc. (“AWI”), an international designer and manufacturer of walls, ceilings and suspension systems, since April 2018 and intends to retire from the role effective April 2022. From January 2016 to April 2018, he was the Senior Vice President, Ceiling Solutions, at AWI. Mr. Chiappone joined AWI in January 2012 as Vice President, Global Marketing, he became the Managing Director of Asia in July 2012 and from July 2013 through January 2016 he served as Chief Executive Officer of the Worthington Armstrong Venture (WAVE), AWI’s 50%-owned ceiling suspension systems joint venture with Worthington Industries.

Prior to joining AWI, Mr. Chiappone served as President and CEO from August 2008 to January 2012, and President and COO from December 2006 to August 2008, of Alloy Polymers, Inc., a global plastics manufacturer, where he implemented strategic growth and continuous improvement initiatives. He also held several senior management positions in marketing, research and development, operations and general management with SPX Cooling Technologies, a division of SPX Corporation, from 2002 to 2006. Mr. Chiappone began his career at General Electric where he worked in a variety of commercial positions, after serving four years in the United States Marine Corps. He holds a Bachelor’s degree in Marketing and Management from Siena College and an MBA from Northwestern University’s Kellogg Graduate School of Management.

Our Board believes that Mr. Chiappone is qualified to serve on our Board due to his experience in the design and manufacturing sector and his service in various strategic leadership positions.

RELEVANT COMPETENCIES

•  Diverse industry experience from a progressive career in a variety of functional and executive roles in the plastics, silicone, steel and commercial construction industries.

•  Impactful track record with large, small, public, and private companies. Proven ability to create inspiring cultures that attract, retain, and develop diverse talent.

•  Experience in and expert on innovation and aligning R&D focus to market shaping trends.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	N/A	N/A	N/A	None
SECURITIES HELD
	Date	Common Shares	Deferred Share Units		Options
	December 31, 2021	–	–		–
	2021 VOTES IN FAVOR			N/A

[Insert Photo] Michael T. Ford Corporate Vice President, Global Real Estate and Security, Microsoft Corporation Age: 55 Washington, USA Director Since: August 2020 Independent

Mr. Ford has served as a member of the Board since August 2020. Mr. Ford brings over 20 years of global business, financial management and technology experience.

Mr. Ford has served as the Corporate Vice-President of Global Real Estate and Security for Microsoft Corporation (Nasdaq: MSFT), a multinational technology corporation that produces computer software, consumer electronics, personal computers and related services, with responsibility for a multi-billion-dollar real estate portfolio including more than 38 million square feet across 113 countries, supporting 175,000+ global employees since 2016. His accountability spans the entire real estate life cycle from planning, build, delivery and operations. Mr. Ford also leads Microsoft’s global security functions, including operations, investigations, risk mitigation, crisis management, executive protection, intelligence, and strategy.

Mr. Ford was previously Senior Controller for Microsoft’s Cloud & Enterprise business, and Senior Director in Microsoft’s Internal Audit and Risk Management Group from 2014 to 2016 and 2009 to 2014, respectively. Mr. Ford sits on the board of Forterra (Finance Committee), a Washington based non-profit that operates programs related to land use to advance environmental goals, and several real estate and security advisory boards, and is a former member of Seattle-King County Crisis Clinic Board of Trustees (Finance Committee). He holds a Bachelor of Science in Finance from Alabama A&M University and a Master of Business Administration from Florida Metropolitan University.

Our Board believes that Mr. Ford is qualified to serve on our Board due to his extensive real estate, technology, financial, audit and risk management experience.

	RELEVANT COMPETENCIES

•  Extensive experience and deep understanding of the real estate industry and the entire real estate life cycle.

•  Expert in financial, audit and risk management.

•  Experience and expertise in technology.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	Board	9/10	90%	None
	Audit Committee	4/4	100%
	SECURITIES HELD
	Date	Common Shares	Deferred Share Units	Options
	December 31, 2021	–	30,431	–
	2021 VOTES IN FAVOR		99.53%

[Insert Photo] Denise E. Karkkainen Corporate Director Age: 58 British Columbia, Canada Director Since: August 2015 Independent

Ms. Karkkainen has served as a member of the Board since August 2015. Ms. Karkkainen is a seasoned leader with 30 years of direct leadership experience in commercial real estate spanning senior responsibility for operations, finance and legal.

Ms. Karkkainen served as Founder and Principal of Bravura Business Solutions Inc., a governance advisory and strategic project management services firm, from 2013 until her retirement in 2018.

Since 2013, Ms. Karkkainen has served as an independent director and chairs the finance and audit committee and the compensation committee of Musqueam Capital Corp., a privately-held company that develops real estate holdings valued at over $1 billion and several operating businesses. She has extensive service on private and non-profit boards, including as a founding director and Vice-Chair of the BC Provincial Health Services Authority, a $1.8 billion organization responsible for delivering specialized health services across the province, from 2002 to 2010; Board Chair for Community Living BC, a $850 million Crown corporation from 2010 to 2015; and Board Director of Surrey City Development Corp., a company responsible for planning and developing the real estate holdings of the City of Surrey, from 2013 to 2016. From 1995 to 2005, Ms. Karkkainen was a co-principal of the IAT Group of Companies which developed, constructed, owned and managed industrial and commercial facilities in Canada and the United States. Ms. Karkkainen holds an ICD.D designation from the Institute of Corporate Directors of Toronto, Ontario.

Our Board believes that Ms. Karkkainen is qualified to serve on our Board due to her experience in the commercial real estate sector, her financial accounting background, her extensive governance experience and her board service experience.

	RELEVANT COMPETENCIES

•  Deep understanding of the process and value drivers of developers and owners of commercial facilities in an entrepreneurial setting.

•  Extensive leadership experience in diverse and complex environments. Proven track record of successfully leading enterprises and people through transformational events.

•  Governance expert. Seasoned board member and former officer of publicly traded, privately owned and public sector companies. Professionally trained corporate director with extensive governance leadership experience on boards.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	Board	10/10	100%	None
	Audit Committee	4/4	100%
	Compensation Committee	4/4	100%
	Nominating and Governance Committee	6/6	100%
	SECURITIES HELD
	Date	Common Shares	Deferred Share Units	Options
	December 31, 2021	48,300	81,342	15,000
	2021 VOTES IN FAVOR		89.26%

[Insert Photo] Shauna King Corporate Director Age: 64 Texas, USA Director Since: August 2020 Independent

Ms. King has served as a member of the Board since August 2020. Ms. King brings over 25 years of senior management experience in strategic planning, finance and operations.

Ms. King was previously the Vice President, Finance and Business Operations for Yale University from 2006 until her retirement in 2015 and, prior to that, held various leadership positions with PepsiCo, Inc., a global beverage and convenient food company, including Global Chief Information Officer and Chief Transformation Officer. Ms. King has served on the board of the Catholic Charities of Dallas since June 2018 and St. Lawrence University since February 2017, and is a former board member of the Ignite Restaurant Group Inc. and several other charitable and non-profit boards. She holds a Bachelor of Science in Psychology from St. Lawrence University, a Master of Business Administration from Cornell University and an Honorary Master’s Degree from Yale University.

Our Board believes that Ms. King is qualified to serve on our Board due to her extensive financial and information technology experience, as well as her prior board experience.

	RELEVANT COMPETENCIES

•  Decades of proven P&L responsibility and broad-based experience in general management, strategy, finance, accounting, sales, marketing, and information technology.

•  Financial expert with decades of leadership experience in the field including CPA, Public Accounting, Corporate Accounting and Finance who has served as Chair of the Audit Committee on several Boards throughout her career.

•  Proven ability to solve complex issues facing large corporations and institutions and drive strategic planning, productivity programs, functional consolidations, organizational turnarounds and information technology enhancements to facilitate growth and improve profitability.

•  An operationally savvy thought leader who has succeeded in multiple organizational environments, corporate, education and non-profit, both as part of management team and in the boardroom.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	Board	8/10	80%	None
	Audit Committee	3/4	75%
	SECURITIES HELD
	Date	Common Shares	Deferred Share Units	Options
	December 31, 2021	–	32,551	–
	2021 VOTES IN FAVOR		98.16%

[Insert Photo] Todd W. Lillibridge Interim President and Chief Executive Officer Age: 66 Illinois, USA Director Since: August 2017 Not Independent

Mr. Lillibridge has served as a member of the Board since August 2017 and is currently the Interim President and Chief Executive Officer of the Company since January 2022.

Mr. Lillibridge has served as the President and Chief Executive Officer of TWL Enterprises LLC, a consulting firm focusing on healthcare real estate, since 2019. Mr. Lillibridge also served as the Special Advisor to the Chief Executive Officer of Ventas Inc. (NYSE: VTR), a healthcare real estate investment trust, from 2018 to 2019 and as its Executive Vice-President of Medical Property Operations from 2010 to 2018. He also founded Lillibridge Healthcare Services Inc. in 1984 and served as its Chief Executive Officer until 2018. He currently serves on the boards of Rush University Medical Center and Preferred Podiatry Group, and previously served as the Chairman and member of Young Presidents’ Organization YPO (Gold Chicago Chapter). Mr. Lillibridge earned a Bachelor of Science degree with honors from the University of Illinois at Urbana-Champaign and is a member of its Dean’s Business Council.

Our Board believes that Mr. Lillibridge is qualified to serve on our Board due to his industry experience in the healthcare sector and his service in various executive management positions.

RELEVANT COMPETENCIES

•  Extensive board and leadership experience in both private and public companies with broad industry expertise.

•  Thought leader on corporate strategy, business development and executive coaching.

•  Financial acumen.

MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
Board	10/10	100%	None
Compensation Committee	2/2	100%
Nominating and Governance Committee	6/6	100%
SECURITIES HELD
Date	Common Shares	Deferred Share Units		Options
December 31, 2021	234,700	74,899		–
2020 VOTES IN FAVOR		89.26%

[Insert Photo] James (Jim) A. Lynch Senior Vice President & General Manager, Autodesk Construction Solutions Age: 60 Massachusetts, USA Director Since: March 2021 Independent

Mr. Lynch has served as a member of the Board since March 2021.

Mr. Lynch is currently the Senior Vice President and General Manager for Autodesk Construction Solutions, a division of Autodesk, Inc. (“Autodesk”), a multinational software corporation that makes software products and services for the architecture, engineering, construction, manufacturing, media, education and entertainment industries, where he is responsible for growing Autodesk’s construction business through product development, marketing, sales, and customer success, and has served in this role since August 2018. Mr. Lynch has over 20 years’ tenure at Autodesk and has held several strategic leadership roles in product development, product management, and marketing. Since April 2020, he has served as a board observer of Aurigo Software Technologies Inc., a private company which develops cloud-based software to enable customers to plan, build, maintain and operate their capital investments. Mr. Lynch has a Bachelor of Science degree in computer science from Fitchburg State University.

Our Board believes that Mr. Lynch is qualified to serve on our Board due to his extensive experience in construction information technology and his service in various strategic leadership roles.

	RELEVANT COMPETENCIES

•  Proven construction industry experience and deep knowledge of the construction project lifecycle.

•  Deep industry relationships.

•  Experience growing and leading successful businesses in the construction industry.

•  Proven experience reshaping company culture to drive high engagement and successful outcomes.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	Board	6/9	67%	None
	Audit Committee	3/3	100%
	SECURITIES HELD
	Date	Common Shares	Deferred Share Units		Options
	December 31, 2021	–	15.430		–
	2021 VOTES IN FAVOR		99.93%

[Insert Photo] Diana R. Rhoten Independent Consultant Age: 55 New York, USA Director Since: March 2021 Independent

Dr. Rhoten has served as a member of the Board since March 2021.

Dr. Rhoten is currently a Design and Innovation Strategist at Differential Design, a strategy consulting firm. Dr. Rhoten was Associate Partner and Managing Director of the New York office of IDEO LP, a design and innovation firm, from 2014 to 2019. As Managing Director, Diana returned IDEO NY to financial profitability and cultural stability and successfully launched the Purposeful Brands portfolio, which earned more than 30% of IDEO NY’s annual revenue. Prior to that, Dr. Rhoten served as Chief Strategy Officer at Amplify, an education technology subsidiary of News Corp. from 2011 to 2014. She helped manage the venture’s post-acquisition integration and expansion, and was responsible for creating and executing Amplify’s brand and business strategy as well as overseeing the company’s marcoms, external partnerships, and business development. In addition to her executive experience, Diana also has extensive entrepreneurial expertise. In 2009, she helped launch the “EdTech 2.0” market by co-founding the first U.S. accelerator for edtech ventures. Diana previously served on the boards of Moko Social Media from September 2015 to April 2016, the Institute of Play from 2012 to 2014, and Puppies Behind Bars since 2021. She currently serves as advisor to the University of Illinois System, Nickelodeon Noggin, and Recount Media. Dr. Rhoten holds a Bachelor of Arts degree in International Relations and Affairs from Brown University, a Master of Education degree from Harvard University, and a Master of Arts in Organizational Behavior and PhD in Sociology and Education, both from Stanford University.

Our Board believes that Dr. Rhoten is qualified to serve on our Board due to her experience in the design sector and her service in various founder and strategic leadership positions as well as her expertise in ESG and change management.

		RELEVANT COMPETENCIES

•  ESG expert with extensive corporate, consulting and advisory experience in environmental, social, and governance policies and practices.

•  Deep industry experience and broad professional relationships in the design and innovation sector.

•  Proven track record and recognized leader in organizational development, change management and business design, particularly during complex moments of strategic growth and change.

•  Diverse advisory and board experience, including as chair and member of various committees, in the education / higher education, health and technology sectors.

	MEMBER OF	2021 ATTENDANCE		CURRENT PUBLIC COMPANY BOARDS
	Board	8/9	89%	None
	Compensation Committee Nominating and Governance Committee	2/2 4/4	100% 100%
		SECURITIES HELD
	Date	Common Shares	Deferred Share Units		Options
	December 31, 2021	–	16,110		–
	2021 VOTES IN FAVOR		99.94%

Family Relationships

There are no family relationships among any of our executive officers, directors or director nominees.

Majority Voting Policy

As management of the Company intends to nominate seven individuals for election to the Board at the Meeting and 22NW intends to nominate six individuals for election to the Board at the Meeting pursuant to the Requisition, the Meeting is a “contested election” and the Majority Voting Policy will not apply to the Meeting.

If 22NW withdraws the Requisition, the Majority Voting Policy will apply to the election of directors at the Meeting. In accordance with the Majority Voting Policy, other than in contested elections in which the number of director nominees for election is greater than the number of director positions on the Board, if any director nominee receives a number of votes “withheld” from his or her election that is equal to or greater than votes “for” such election, such nominee will submit his or her offer of resignation to the lead director or Chair of the Board. The Nominating and Governance Committee will review such resignation offer and make a recommendation to the Board of whether or not to accept such resignation. The Nominating and Governance Committee is expected to recommend acceptance of the resignation offer to the Board, and the Board is expected to accept such recommendation and resignation offer, except in situations where exceptional circumstances would warrant the director nominee continuing to serve on the Board. The director nominee will not participate in any deliberations of the Nominating and Governance Committee or the Board with respect to his or her resignation offer. Within 90 days of receiving the resignation offer, the Board will make a decision and the Company will issue a press release announcing whether they have accepted or rejected the director nominee’s resignation, a copy of which will be provided to the Toronto Stock Exchange (the “TSX”). The resignation will be effective when accepted by the Board.

Legal Proceedings, Cease Trade Orders, Bankruptcies, Penalties or Sanctions

None of the Company’s proposed directors are, at the date of this Proxy Statement, or have been, within 10 years prior to the date of this Proxy Statement, a director, chief executive officer or chief financial officer of a company that: (a) while such person was acting in that capacity was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days (an “order”); or (b) was subject to an order that was issued after that person ceased to be a director, chief executive officer or chief financial officer of the relevant company and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

None of the Company’s proposed directors have been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Other than as described below, none of the Company’s proposed directors: (a) is, at the date of this Proxy Statement, or have been, within 10 years prior to the date of this Proxy Statement, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (b) has, within 10 years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer, as applicable, or (c) has been involved in any legal proceedings requiring disclosure under U.S. federal securities laws.

Ms. King was a director of Ignite Restaurant Group Inc. (“Ignite”), a restaurant company that operated a portfolio of restaurant brands, from August 2014 to December 2017. On June 6, 2017, Ignite and certain of its wholly-owned direct and indirect domestic subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas seeking relief under Chapter 11 of United States Bankruptcy Code. On August 29, 2017, Ignite completed the sale of certain assets to Landry’s Inc. pursuant to a sales order granted by the Bankruptcy Court on August 17, 2017. Ms. King ceased to be a director of Ignite on December 19, 2017 pursuant to a confirmation order granted by the Bankruptcy Court on December 1, 2017.

You may either vote “FOR” or “WITHHOLD” your vote with respect to the election of each DIRTT Nominee. If you vote “FOR” the election of a DIRTT Nominee, your vote will be cast accordingly. If you select “WITHHOLD” with respect to the election of a DIRTT Nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee. As the Meeting is a “contested election” in which the number of director nominees for election is greater than the number of director positions on the Board, the Majority Voting Policy will not apply and the seven nominees who receive the greatest number of “FOR” votes will be elected. The Board has set the number of directors comprising the Board at seven in accordance with the Company’s by-laws, effective immediately following completion of the Meeting. Accordingly, you may not vote by proxy or in person for a greater number of persons than seven for election as directors.

The Board unanimously recommends that the shareholders of the Company vote “FOR” the election of each of the DIRTT Nominees. Unless you give other instructions, the persons named in the enclosed BLUE proxy card intend to vote “FOR” the election of each of the DIRTT Nominees. The Company has been informed that each of the proposed DIRTT Nominees has consented to (i) serve as a nominee, (ii) serve as a director if elected, and (iii) be named as a nominee in this Proxy Statement. We have no reason to believe that any of the proposed DIRTT Nominees will be unable to serve as a director. If, prior to the Meeting, or any adjournment or postponement thereof, one or more of the DIRTT Nominees is unable to serve or for good cause will not serve, either the number of directors will be reduced or we will nominate or appoint a new director in accordance with applicable law.

PROPOSAL NO. 2 – APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has recommended that PwC be appointed as our independent registered public accounting firm for the fiscal year ended December 31, 2022, and that the remuneration of PwC for such year be fixed by our directors.

At the Meeting, or any adjournment or postponement thereof, shareholders will be asked to appoint PwC to serve as our independent registered public accounting firm until the next annual meeting of shareholders at a remuneration to be fixed by the Board. PwC was first appointed as our independent registered public accounting firm effective June 9, 2017. Deloitte LLP served as our independent auditor prior to such time.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by our independent registered public accounting firm. The Audit Committee approved all services rendered by PwC in the fiscal year ended December 31, 2021, in accordance with these policies.

In its review of non-audit services, the Audit Committee considers, among other things, the possible impact of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee has determined that the non-audit services performed by PwC in the fiscal year ended December 31, 2021, were compatible with maintaining the independence of our independent registered public accounting firm. Additional information concerning the Audit Committee and its activities can be found in this Proxy Statement under “Corporate Governance.”

Representatives of PwC are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Audit and Related Fees

The following table sets out the fees for services provided to us by our independent registered public accounting firm for the years ended December 31, 2021 and 2020.

Nature of Services	December 31, 2021 (1)	December 31, 2020 (1)

Audit Fees (2)	$436,214	$422,783
Audit-Related Fees (3)	$108,594	$24,915
Tax Fees	$-	$-
All Other Fees (4)	$1,636	$-

Total	$546,444	$447,698

(1)

Such fees were paid in Canadian dollars and translated into U.S. dollars using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2021 of C$1.2777 = US$1.00 December 31, 2020 of C$1.2753 = US$1.00 for the respective periods.

(2)	Consists of fees for audit services. This includes, among other things, quarterly reviews and audit of the annual financial statements.

(3)

Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported in (1) above. This includes, among other things, fees paid to the Canadian Public Accountability Board, review of and the Registration Statements on Form S-8 and S-3 filings and procedures performed on the Canadian prospectus and U.S. prospectus supplement related to the issuance of convertible debentures.

(4)	Consists of fees for an online subscription service.

The appointment of PwC as our independent registered public accounting firm must be approved by a plurality of votes cast, which means the proposal may be approved by any one or more shareholders voting “FOR” such proposal.

The Board unanimously recommends that the shareholders of the Company vote “FOR” the appointment of PwC to serve as our independent registered public accounting firm until the next annual meeting of shareholders at a remuneration to be fixed by the Board. Unless you give other instructions, the persons named in the enclosed BLUE proxy card intend to vote “FOR” the appointment of PwC as our independent registered public accounting firm at a remuneration to be fixed by the Board.

PROPOSAL NO. 3 – APPROVAL OF COMPANY NAME CHANGE

At the Meeting, or any adjournment or postponement thereof, shareholders will be asked to pass a special resolution (the “Name Change Resolution”) authorizing an amendment to the Company’s articles of amalgamation to change our name from “DIRTT Environmental Solutions Ltd.” to “DIRTT Inc.” (the “Name Change”).

The Company is rebranding and repositioning to better capitalize on the growth opportunity for industrialized construction. We believe the new name will more accurately represent the Company today and going forward.

The Company will continue trading under the symbol “DRTT” on The Nasdaq Global Select Market (“Nasdaq”) and under the symbol “DRT” on the TSX.

The Name Change will not affect the validity of currently outstanding share certificates of the Company, and shareholders will not be required to surrender or exchange any existing share certificates that they hold. Each existing share certificate reflecting the current name of the Company will continue to be a valid share certificate, until such certificate is transferred, re-registered or otherwise exchanged.

Shareholder Approval

At the Meeting, or any adjournment or postponement thereof, shareholders will be asked to pass the following Name Change Resolution:

“BE IT RESOLVED AS SPECIAL RESOLUTION THAT:

1.

Pursuant to section 173 of the Business Corporations Act (Alberta), the articles of amalgamation (the “Articles”) of DIRTT Environmental Solutions Ltd. (the “Company”) be and are hereby amended to change the name of the Company from “DIRTT Environmental Solutions Ltd.” to “DIRTT Inc.”

2.

Any one director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, including articles of amendment, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.

3.

Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the board of directors of the Company may, in their sole discretion and without further approval of the shareholders of the Company, revoke this special resolution at any time prior to effecting the amendment to the Articles of the Company and elect not to act on or carry out this special resolution.”

The Name Change Resolution must be approved by two-thirds of the votes cast thereon at the Meeting in order for it to be approved.

The Board unanimously recommends that the shareholders vote “FOR” the Name Change Resolution. Unless you give other instructions, the persons named in the enclosed BLUE proxy card intend to vote “FOR” the Name Change Resolution.

PROPOSAL NO. 4 – APPROVAL OF 2022 EMPLOYEE SHARE PURCHASE PLAN

Our Board is requesting shareholder approval of the 2022 ESPP at the Meeting. Under applicable U.S. law, the Company’s shareholders are required to approve the 2022 ESPP. The 2022 ESPP is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. If the 2022 ESPP receives shareholder approval at the Meeting, (i) the Common Shares reserved for the 2022 ESPP will be registered on a Registration Statement on Form S-8 as soon as reasonably practicable after such approval, and (ii) the Company’s existing Amended and Restated Purchase Plan (the “Existing ESPP”) will be terminated.

The purpose of the 2022 ESPP is to advance the interests of the Company and our shareholders by providing eligible employees of the Company and our designated subsidiaries the opportunity to use payroll deductions to purchase our Common Shares and thereby acquire a proprietary interest in the Company. The 2022 ESPP is intended to qualify as an “employee savings or thrift plan” for purposes of the Income Tax Act (Canada) and the regulations thereto (collectively, the “Canadian Tax Act”) and as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board believes that the adoption of the 2022 ESPP may, like the Existing ESPP, (i) further align the interests of our employees with our shareholders by providing employees a convenient and practical means by which employees may participate in share ownership of the Company, (ii) retain and motivate existing employees, thus driving further shareholder benefits from the increased employee retention, and (iii) be useful in attracting new employees. However, the 2022 ESPP will also offer the Company greater flexibility than is available under the Existing ESPP, by allowing the Company to issue to participants in the 2022 ESPP our Common Shares from treasury, in addition to purchasing our Common Shares in the market.

If the 2022 ESPP is not approved by our shareholders, the Existing ESPP will be terminated effective June 30, 2022.

Summary of Material Features of the 2022 ESPP

The following is a summary of the material features of the 2022 ESPP. This summary is qualified in its entirety by reference to the full text of the 2022 ESPP. You are urged to read the text of the 2022 ESPP in its entirety.

Purpose

The purpose of the 2022 ESPP is to advance the interests of the Company and our shareholders by providing eligible employees of the Company and our designated subsidiaries with opportunities to acquire a proprietary interest in the Company by purchasing our Common Shares through payroll deductions. The 2022 ESPP is intended to qualify, with respect to Canadian participants, as an “employee savings or thrift plan” for purposes of the ITA and, with respect to U.S. participants, as an “employee stock purchase plan” under Section 423 of the Code.

Effective Date

The 2022 ESPP is effective as of the date it is approved by the Company’s shareholders.

Administration

The 2022 ESPP is administered by our Compensation Committee (or such other committee as may be designated by our Board), or in the absence of such committee, the Board. The administrator has the authority to take all necessary or appropriate actions in connection with the administration of the 2022 ESPP. All decisions, determinations and interpretations by the administrator regarding the 2022 ESPP and any rules and regulations thereunder are final and binding on all participants, beneficiaries, and other persons holding or claiming rights under the 2022 ESPP.

Share Pool

The maximum number of Common Shares which may be delivered to participants under the 2022 ESPP is equal to 5,500,000 Common Shares (representing approximately 6.4% of our issued and outstanding Common Shares as at December 31, 2021), subject to adjustment in accordance with the terms of the 2022 ESPP. Common Shares issued or delivered under the 2022 ESPP may be shares that are authorized and unissued or Common Shares purchased in the open market on behalf of the applicable participant. Where our Common Shares are acquired on the open market, the Company will be responsible for funding the difference between the acquisition cost of such Common Shares and the option price payable from the participant’s contributions. In the event of certain changes to the Company’s capitalization, the administrator has the authority to equitably adjust the number and kind of Common Shares available for delivery under the 2022 ESPP, the maximum number of shares each participant may purchase during an offering period, and the number of shares and the exercise price applicable to outstanding options granted under the 2022 ESPP. As of February 15, 2022, the closing price of a Common Share was $1.74.

Eligibility and Participation

Employees of the Company and our designated subsidiaries (other than employees whose customary employment is 20 hours or less per week) may generally elect to participate in the 2022 ESPP by submitting a participation form authorizing payroll deductions to the Company within the time period specified by the administrator and in accordance with the instructions in such form. If the 2022 ESPP is approved by the Company’s shareholders, the Company expects that approximately 900 employees as of July 1, 2022 would be eligible to participate in the 2022 ESPP.

Payroll Deductions

A participant may elect to have payroll deductions withheld from his or her eligible compensation on each payroll date during an offering period in amounts equal to or greater than 1% but not in excess of 10% of eligible compensation, subject to the provisions of the 2022 ESPP. Subject to certain restrictions, participants may terminate their participation in the 2022 ESPP during an offering period, and may increase or decrease the amount of payroll deductions for a subsequent offering period, by filing an amended participation form with the Company within the time period specified by the administrator and in accordance with the instructions in such form. Payroll deductions may be made only in whole percentages. Payroll deductions will be withheld by the Company or a designated subsidiary net of any applicable withholding taxes or other source deductions and credited to a notional account established under the 2022 ESPP for the participant. The funds represented by such notional accounts will not be segregated and will be held as part of the Company’s or designated subsidiary’s general assets for the benefit of the participant (as beneficial owner of such funds) until they are used to purchase Common Shares in accordance with the 2022 ESPP. Aside from the contributions made by a participant through his or her payroll deductions, no separate cash contributions may be made by such participant to his or her notional account or to the 2022 ESPP. No interest or other compensation will accrue on any payroll deductions held under the 2022 ESPP and any amounts refunded to a participant will be refunded without interest or other compensation.

Restriction on Participation

No participant will be granted an option to purchase Common Shares under the 2022 ESPP if: (i) immediately after such grant, the participant (or any other person whose share ownership would be attributed to such participant pursuant to Section 424(d) of the Code) would own shares (including any shares that the participant may purchase under outstanding options under the 2022 ESPP or any other equity plan of the Company) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries; or (ii) the participant’s rights to purchase Common Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such Common Shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. The number of Common Shares that may be purchased by a participant during an offering period may not exceed the maximum number of shares that may be purchased without exceeding the $25,000 limit described in this paragraph. Participants will not be permitted to assign any of their benefits under the 2022 ESPP.

Insider Participation Limits

During any six-month period, the aggregate number of Common Shares that may be issued to insiders (as defined by the rules of the TSX) under the 2022 ESPP and any private placement will not exceed 10% of our issued and outstanding Common Shares, as determined on a non-diluted basis immediately prior to the first issuance of

Common Shares under the 2022 ESPP and any private placement of our Common Shares during such six-month period.

Withdrawal and Termination of Employment

Subject to certain restrictions, participants may withdraw from participating in the 2022 ESPP at any time by submitting a withdrawal notice within the time period specified by the administrator. As soon as administratively practicable thereafter, all payroll deductions for the withdrawing participant will cease for the then-current offering period and any subsequent offering periods. Payroll deductions that have accumulated for the participant prior to withdrawal will be refunded (without interest). A withdrawing employee may generally participate in a subsequent offering period if the employee continues to meet the eligibility requirements and submits a valid participation form to the Company within the time period specified by the administrator and in accordance with the instructions in such form. Generally, in the event of a participant’s termination of employment for or without cause, all payroll deductions and rights to purchase Common Shares granted to the participant will immediately cease, and the amount of any accumulated payroll deductions will be refunded (without interest) to the participant.

Offering Periods

Unless the administrator determines otherwise before the beginning of the applicable offering period, offering periods will have a duration of three months, provided that offering periods will not exceed 12 months.

Grant and Exercise of Option

Subject to the restrictions in the 2022 ESPP, participants will be granted an option to purchase Common Shares on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of our Common Shares determined by dividing the accumulated payroll deductions in the participant’s notional account on such exercise date by the applicable exercise price. The exercise price is equal to 85% of the volume-weighted average trading price of the Common Shares as reflected on the TSX over the final five trading days of the offering period. Common Shares purchased during an offering period will be delivered to the participant in an account established for the participant (or, if applicable, the participant’s registered retirement savings plan or tax free savings account) at a brokerage firm or other financial serviced firm selected by the Administrator as soon as administratively practicable after the end of the offering period and any Common Shares will be immediately vested in and become the property of such participant. No fractional Common Shares will be purchased. Any accumulated payroll deductions not used to purchase shares will generally be refunded (without interest) to the participant following the offering period, except that, at the discretion of the administrator, an amount representing a fractional Common Share may be rolled over into a future offering period. All Common Shares issued under the 2022 ESPP will be subject to applicable transfer restrictions.

No Shareholder Rights

A participant will not have any rights of a shareholder of the Company (including but not limited to the right to receive dividends or other distributions paid with respect to Common Shares) until Common Shares have been deposited or delivered to the participant under the 2022 ESPP.

Corporate Transactions

In the event of a proposed liquidation or dissolution of the Company, the administrator has the authority to decide whether to (i) shorten the offering period then in effect, with any outstanding options to be exercised at the end of such shortened period, or (ii) terminate the offering period then in effect, with any outstanding options being cancelled and any payroll deductions accumulated for such period to be refunded (with interest) to participants as soon as administratively practicable. In the event of a proposed sale of all or substantially all of the Company’s assets, or a merger or consolidation of the Company (except for (x) a transaction the primary purpose of which is to change the Company’s jurisdiction of incorporation, or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of shares in the Company immediately before such transaction), the administrator will, in its sole discretion, provide for outstanding options to be assumed or substituted by the successor entity (or its parent or subsidiary) or to take one of the courses of action described in sub-clauses (i) and (ii) in the preceding sentence.

Amendment or Termination

The 2022 ESPP may be amended or terminated at any time by the Board or the Compensation Committee of the Board. However, no amendment may materially and adversely affect a holder of an option outstanding under the 2022 ESPP without his or her consent. Upon termination of the 2022 ESPP by the Board, any accumulated payroll deductions will be refunded (without interest) to participants as soon as administratively practicable thereafter. No amendment or modification of the 2022 ESPP will be effective without the approval of the Company’s shareholders, where (i) such approval is required by Section 423 of the Code or any rule or regulation of Nasdaq or the TSX, or (ii) such amendment or modification (1) increases the limits imposed in the 2022 ESPP on the maximum number of our Common Shares which may be delivered under the 2022 ESPP, (2) removes or exceeds the limitations set out above under the heading “Insider Participation Limits”, or (3) lowers the purchase price payable for our Common Shares under the 2022 ESPP.

Certain Canadian Federal Income Tax Considerations

The following discussion is for general information only and is intended to summarize briefly the material Canadian federal income tax considerations arising from participation in the 2022 ESPP by a participant who is a Canadian resident or who participates in the 2022 ESPP in respect of employment services rendered in Canada (referred to in the 2022 ESPP and in this section only as a “Canadian Participants”). This summary applies only to Canadian Participants who deal at arm’s length and are not affiliated, within the meaning of Canadian Tax Act, with the Company or any designated subsidiary. This description is based on the current provisions of the Canadian Tax Act, which is subject to change (possibly retroactively). The tax treatment to Canadian Participants of participation in the 2022 ESPP may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential provincial, municipal, U.S. or other foreign tax consequences in this section, and such tax treatment may not correspond to the summary below. The tax implications to the Company or any designated subsidiary are not discussed herein. All Participants are encouraged to consult with their legal, tax and financial advisors concerning the specific tax and other consequences of participating in the 2022 ESPP, including whether this summary is applicable.

For Canadian federal income tax purposes, each amount relating to the benefit realized pursuant to the acquisition of Shares, including the amount of any benefit, dividends, adjusted cost base and proceeds of disposition, must be expressed in Canadian dollars. Any amount denominated in U.S. dollars must be converted into Canadian dollars, generally at the exchange rate quoted by the Bank of Canada on the date the amount first arose. As a result, a Canadian Participant may realize income, gains or losses by virtue of changes in foreign currency exchange rates.

The 2022 ESPP is intended to constitute an “employee savings or thrift plan”, as described in the long-standing administrative position of the Canada Revenue Agency, for the purposes of the Canadian Tax Act. The 2022 ESPP is not a tax-advantaged plan for Canadian tax purposes.

All payroll deductions made by a Canadian Participant into 2022 ESPP will be made on an after-tax basis (i.e., after the deduction of any applicable withholding taxes and other source deductions), such that the amount of any such payroll deduction will be included in the income of the Canadian Participant and subject to tax on the same basis as if the deduction had not occurred. Upon the acquisition of a Common Share under the 2022 ESPP, a Canadian Participant will recognize a taxable benefit equal to the fair market value of the Common Share acquired less the purchase price paid for the Common Share (i.e., the Canadian Participant will be subject to tax on the discount). The Company or designated subsidiary, as applicable, intends to make source withholdings from ordinary compensation payable to the Canadian Participant to cover the withholdings that would have been required had the taxable benefit so realized been paid to the Canadian Participant as a cash bonus.

A Canadian Participant should have Canadian tax basis in the Common Shares acquired under the 2022 ESPP equal to the fair market value of the Common Shares at the time of the acquisition, subject to the cost-averaging rules in the Canadian Tax Act. A Canadian Participant will be subject to Canadian taxation on any distributions received with respect to Common Shares in the same manner as any other shareholder of the Company. Provided that the

Canadian Participant holds the Common Shares as capital property, for purposes of the Canadian Tax Act, any subsequent disposition of the Common Shares (other than as a result of a redemption or repurchase of such Common Shares by the Company), including on a deemed disposition on death, will give rise to a capital gain (or capital loss) equal to the amount by which the actual or deemed proceeds of disposition exceed (or are exceeded by) the Canadian Participant’s adjusted cost base of the Common Shares and any reasonable costs of disposition.

The foregoing brief summary of the Canadian federal income tax considerations with respect to the participation by Canadian Participants in the purchase of Common Shares under the 2022 ESPP does not purport to be complete, and reference should be made to the applicable provisions of the Canadian Tax Act.

U.S. Federal Income Tax Consequences

The following generally summarizes certain key U.S. federal income tax consequences that will arise with respect to participation in the 2022 ESPP and with respect to the sale of Common Shares acquired under the 2022 ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax consequences. Participants may also be subject to U.S. state, U.S. local or non-U.S. tax as a result of participating in the 2022 ESPP.

Tax Consequences to participants subject to U.S. Tax Laws. Participants do not incur any U.S. federal income tax consequences upon enrolling in the 2022 ESPP. Amounts withheld via payroll deduction for purposes of purchasing Common Shares under the 2022 ESPP are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. Because participants use after-tax dollars to purchase shares at the end of the offering period, there is no income tax at the time the participant purchases Common Shares. As a general matter, additional tax (whether ordinary income tax or capital gains tax) is not realized until the participant sells the Common Shares acquired under the 2022 ESPP.

A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of our Common Shares that were acquired under the 2022 ESPP. The amount of each type of income and loss will depend on when the participant sells the Common Shares and the price at which the participant sells the Common Shares.

If the participant sells a Common Share acquired under the 2022 ESPP (i) more than two years after the first business day of the offering period during which the Common Share was purchased and (ii) more than one year after the date that the participant purchased the Common Share, then the participant will have ordinary income equal to the lesser of: (1) the excess of the fair market value of the Common Shares at the time of such sale over the exercise price or (2) the excess of the fair market value of the Common Shares on the first business day of such offering period over the exercise price. Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the Common Share at a loss (i.e., if sales proceeds are less than the exercise price) after satisfying these waiting periods, there is no ordinary income and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.

If the participant sells the Common Share prior to satisfying the waiting periods described above, the participant will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the Common Share on the day the participant exercised his or her option to purchase the Common Share under the 2022 ESPP less the exercise price. If the participant’s sale proceeds exceed the ordinary income, then the excess proceeds will be a capital gain. If the participant’s sale proceeds are less than the ordinary income, then the participant will have a capital loss equal to the value of the Common Share on the date of exercise less the sales proceeds. This capital gain or loss will be long-term if the participant has held the Common Shares for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company in connection with the grant or exercise of options under the 2022 ESPP, except that the Company will be entitled to a deduction when a participant has ordinary income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

The amount or value of the Common Shares to be purchased by any given employee or group of employees under the 2022 ESPP is not determinable because it depends on the elections of each employee who chooses to participate in the 2022 ESPP. Therefore, it is not possible to determine in advance the benefits that participants will receive under the 2022 ESPP.

The 2022 ESPP must be approved by a majority of votes cast thereon at the Meeting in order for the 2022 ESPP to be approved by shareholders at the Meeting.

The Board unanimously recommends that the shareholders vote “FOR” the approval of the 2022 Employee Share Purchase Plan. Unless you give other instructions, the persons named in the enclosed BLUE proxy card intend to vote “FOR” the approval of the 2022 Employee Share Purchase Plan.

PROPOSAL NO. 5 – APPROVAL OF SHAREHOLDER RIGHTS PLAN

On December 7, 2021 (the “Effective Date”), the Board adopted a shareholder rights plan (the “Shareholder Rights Plan”). The Shareholder Rights Plan is consistent with the shareholder rights plan that the Company had in place from 2014 to 2020 and is similar to shareholder rights plans adopted by other Canadian public companies. The adoption of the Shareholder Rights Plan must be ratified by the shareholders at the Meeting to continue to have effect after the Meeting and at every third annual meeting of shareholders thereafter.

Purpose of the Shareholder Rights Plan

The objective of the Shareholder Rights Plan is to ensure that all shareholders of the Company are treated equally and fairly in connection with any unsolicited take-over bid or other acquisition of control of the Company. The Shareholder Rights Plan is intended to, among other things: (i) prevent, to the extent possible, a unsolicited or hostile acquiror from obtaining control through a creeping take-over of the Company (i.e., the acquisition of effective control through a number of purchases exempt from the Canadian take-over bid rules over time), private acquisitions using the private agreement exemption from the Canadian take-over bid rules or other transactions exempt from the take-over bid rules under applicable Canadian securities laws; and (ii) protect against unsolicited or hostile acquirors entering into auction-inhibiting “hard” lock-up agreements whereby existing shareholders commit to tender their shares to a take-over bid, that are either irrevocable or revocable but subject to preclusive termination conditions.

The Shareholder Rights Plan does not prevent take-overs; rather it encourages potential acquirors of control to make take-over bids by means of a Permitted Bid (as defined below), which shareholders may tender to regardless of the acceptability of the bid to the Board or to approach the Board to negotiate a mutually acceptable transaction. The Shareholder Rights Plan does not diminish or detract from the duty of the Board to act honestly, in good faith and in the best interests of the Company and the shareholders, or to consider on that basis any take-over bid that is made; nor does the Shareholder Rights Plan alter the proxy mechanism to change the Board, create dilution on the initial issue of the Rights (as defined below), or change the way in which the Common Shares trade.

The Shareholder Rights Plan attempts to address certain concerns that exist in the provisions of current legislation governing take-over bids in Canada. Under current securities legislation, an offeror may obtain control or effective control of a corporation without paying full value, without obtaining shareholder approval and without treating all shareholders equally. For example, an acquiror could acquire blocks of shares by private agreement from one or a small group of shareholders at a premium to market price, which premium is not shared by the other shareholders. In addition, a person could slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among shareholders. Under the Shareholder Rights Plan, if it is to qualify as a Permitted Bid, any offer to acquire 20% or more of the Common Shares must be made to all shareholders. As set forth in detail below, the Shareholder Rights Plan discourages the conduct it seeks to prohibit as outlined above by creating the potential that any Common Shares which may be acquired or held by a take-over acquiror will be significantly diluted if not acquired in a manner permitted by the Shareholder Rights Plan. The potential for significant dilution to the holdings of such an acquiror can occur as the Shareholder Rights Plan provides that all shareholders who are not related to the acquiror will be entitled to exercise rights issued to them under the Shareholder Rights Plan and to acquire Common Shares at a substantial discount to prevailing market prices; however, the acquiror and the persons related to the acquiror will not be entitled to exercise any Rights under the Shareholder Rights Plan.

Shareholder Approval

At the Meeting, shareholders will be asked to pass the following ordinary resolution approving and ratifying the Shareholder Rights Plan, subject to such amendments, variations or additions as may be approved at the Meeting:

“BE IT RESOLVED THAT:

1.

the shareholder rights plan agreement (the “Rights Agreement”) between the Company and Computershare Trust Company of Canada dated December 7, 2021 attached as Appendix C to the Proxy Statement of the Company dated     , 2022 is hereby ratified, confirmed and approved; and

2.

any one director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

If shareholder ratification is obtained at the Meeting, the Shareholder Rights Plan will remain in effect and will require reconfirmation by shareholders of the Company at the 2025 annual meeting of shareholders. If shareholder ratification is not obtained at the Meeting, the Shareholder Rights Plan and all Rights issued thereunder will terminate and cease to be effective on April 26, 2022.

TSX Approval

The TSX has notified the Company that it will defer its consideration of the acceptance of the Shareholder Rights Plan until such time as it is satisfied that the appropriate securities commission will not intervene pursuant to National Policy 62-202. A deferral of acceptance of the Shareholder Rights Plan by the TSX does not affect the adoption or operation of the Shareholder Rights Plan, which will remain operative and effective for a minimum of six months from the Effective Date, unless shareholder ratification is not obtained at the Meeting or earlier terminated.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” the foregoing resolution.

The Board believes that the Shareholder Rights Plan is consistent with current Canadian corporate best practices and institutional investor guidelines. The Shareholder Rights Plan is not intended to prevent a take-over of the Company. The Shareholder Rights Plan is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or threatened take-over bid for the Company. The Shareholder Rights Plan does not prevent 22NW from proceeding with its nominations and solicitation of proxies in respect of the Meeting.

Summary of the Shareholder Rights Plan

The following summary of terms of the Shareholder Rights Plan is qualified in its entirety by reference to the text of the Rights Agreement attached as Appendix C. A copy of the Rights Agreement is available on SEDAR at http://www.sedar.com and EDGAR at http://www.sec.gov.

Term

The Shareholder Rights Plan must be ratified at the Meeting to remain in effect, and, if so ratified, will expire on the date of the annual meeting of shareholders to be held in 2025, unless it is ratified at such meeting, subject to earlier termination or expiration of the Rights as set out in the Rights Agreement.

Issuance of Rights

The Shareholder Rights Plan provides that one right (a “Right”) was issued by the Company pursuant to the Rights Agreement in respect of each Voting Share outstanding as of the close of business (Calgary time) (the “Record Time”) on December 17, 2021. “Voting Shares” include the Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of all directors of the Company. One Right will also be issued for each additional Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) subject to the earlier termination or expiration of the Rights as set out in the Rights Agreement.

As of the date hereof, the only Voting Shares outstanding are the Common Shares. The issuance of the Rights is not dilutive and will not affect reported earnings or cash flow per share until the Rights separate from the underlying Common Shares and become exercisable or until the exercise of the Rights. The issuance of the Rights will not change the manner in which shareholders currently trade their Common Shares.

Certificates and Transferability

Prior to the Separation Time, the Rights will be evidenced by a legend imprinted on certificates for Common Shares issued from and after the Record Time. Rights are also attached to Common Shares outstanding as of the Record Time, although share certificates issued prior to such time will not bear such a legend. Shareholders are not required to return their certificates in order to have the benefit of the Rights. Prior to the Separation Time, Rights will trade together with the Common Shares and will not be exercisable or transferable separately from the Common Shares. From and after the Separation Time, the Rights will become exercisable, will be evidenced by Rights Certificates (as defined below) and will be transferable separately from the Common Shares.

Separation of Rights

The Rights will become exercisable and begin to trade separately from the associated Common Shares at the “Separation Time” which is generally (subject to the ability of the Board to defer the Separation Time) the close of business on the tenth trading day after the earliest to occur of:

a)

a public announcement that a person or group of affiliated or associated persons or persons acting jointly or in concert has become an “Acquiring Person” meaning that such person or group has acquired Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding Voting Shares other than as a result of (i) a reduction in the number of Voting Shares outstanding; (ii) a Permitted Bid or Competing Permitted Bid (as defined below); (iii) acquisitions of Voting Shares in respect of which the Board has waived the application of the Rights Agreement; (iv) other specified exempt acquisitions and pro rata acquisitions in which shareholders participate on a pro rata basis; or (v) an acquisition by a person of Voting Shares upon the exercise, conversion or exchange of a security convertible, exercisable or exchangeable into a Voting Share received by a person in the circumstances described in (ii), (iii) or (iv) above;

b)

the date of commencement of, or the first public announcement of an intention of any person (other than the Company or any of its subsidiaries) to commence a take-over bid (other than a Permitted Bid or a Competing Permitted Bid) where the Voting Shares subject to the bid owned by that person (including affiliates, associates and others acting jointly or in concert therewith) would constitute 20% or more of the outstanding Voting Shares; and

c)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such.

As soon as practicable following the Separation Time, separate certificates evidencing Rights (“Rights Certificates”) will be mailed to the holders of record of the Voting Shares as of the Separation Time and the Rights Certificates alone will evidence the Rights. Unless the context otherwise requires, the term “Rights Certificate” shall include any other document or written acknowledgement that is evidence of registered ownership of the applicable securities as may be adopted from time to time by the Company, including without limitation a direct registration advice.

Rights Exercise Privilege

Prior to the Separation Time, the price at which a holder may purchase the securities issuable upon exercise of one whole Right, subject to adjustment in accordance with the terms of the Shareholder Rights Plan, shall be, until the Separation Time, an amount equal to three times the Market Price, from time to time (the “Exercise Price”). From and after the Separation Time, each Right entitles the holder thereof to purchase one Common Share at an initial Exercise Price equal to three times the market price at the Separation Time (provided that a Flip-in Event (as defined below) has not occurred). The “Market Price” is defined as the average of the daily closing prices per share of such securities on each of the 20 consecutive trading days through and including the trading day immediately preceding the Separation Time. Following a transaction which results in a person becoming an Acquiring Person (a “Flip-in Event”), the Rights entitle the holder thereof to receive, upon exercise, such number of Common Shares which have an aggregate market value (as of the date of the Flip-in Event) equal to twice the then Exercise Price. In such event, however, any Rights beneficially owned by an Acquiring Person (including affiliates, associates and other acting jointly or in concert therewith), or a transferee of any such person, will be null and void. A Flip-in Event does not include acquisitions approved by the Board or acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as defined below).

Permitted Bid Requirements

A bidder can make a take-over bid and acquire Voting Shares without triggering a Flip-in Event under the Shareholder Rights Plan if the take-over bid qualifies as a Permitted Bid. The requirements of a “Permitted Bid” include the following:

a)	the take-over bid must be made by means of a take-over bid circular;

b)	the take-over bid is made to all holders of Voting Shares, other than the Offeror (as defined in the Shareholder Rights Plan);

c)

no Voting Shares are taken up or paid for pursuant to the take-over bid unless more than 50% of the Voting Shares held by Independent Shareholders (as defined in the Rights Agreement): (i) have been deposited or tendered pursuant to the take-over bid and not withdrawn; and (ii) have previously been or are taken up at the same time;

d)

no Voting Shares are taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is no earlier than the earlier of: (i) 105 days following the date of the take-over bid; and (ii) the last day of the initial deposit period that the Offeror must allow securities to be deposited under the take-over bid pursuant to NI 62-104;

e)

Voting Shares may be deposited pursuant to such take-over bid at any time during the period of time between the date of the take-over bid and the date on which Voting Shares may be taken up and paid for and any Voting Shares deposited pursuant to the take-over bid may be withdrawn until taken up and paid for; and

f)

if on the date on which Voting Shares may be taken up and paid for under the take-over bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, the Offeror makes a public announcement of that fact and the take-over bid is extended to remain open for deposits and tenders of Voting Shares for not less than ten days from the date of such public announcement.

The Shareholder Rights Plan also allows for a competing Permitted Bid (a “Competing Permitted Bid”) to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all of the requirements of a Permitted Bid except that it must remain open for acceptance until the last day on which the take-over bid must be open for acceptance after the date of that take-over bid under applicable Canadian provincial securities legislation.

Permitted Lock-Up Agreements

A person will not become an Acquiring Person by virtue of having entered into an agreement (a “Permitted Lock-Up Agreement”) with a shareholder whereby the shareholder agrees to deposit or tender Voting Shares to a take-over bid (the “Lock-Up Bid”) made by such person, provided that the agreement meets certain requirements including:

a)

the terms of the agreement are publicly disclosed and a copy of the agreement is publicly available not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has not been made prior to the date on which such agreement is entered into, not later than the first business day following the date of such agreement;

b)

the shareholder who has agreed to tender voting shares to the Lock-Up Bid made by the other party to the agreement is permitted to terminate its obligation under the agreement, in order to tender Voting Shares to another take-over bid or transaction where: (i) the offer price or value of the consideration payable under the other take-over bid or transaction is greater than the price or value of the consideration per share at which the shareholder has agreed to deposit or tender voting shares to the Lock-Up Bid, or is equal to or greater than a specified minimum which is not more than 7% higher than the price or value of the consideration per share at which the shareholder has agreed to deposit or tender voting shares under the Lock-Up Bid; and (ii) if the number of Voting Shares offered to be purchased under the Lock-Up Bid is less than all of the Voting Shares held by shareholders (excluding shares held by the offeror), the number of Voting Shares offered to be purchased under the other take-over bid or transaction (at an offer price not lower than in the Lock-Up Bid) is greater than the number of Voting Shares offered to be purchased under the Lock-Up Bid or is equal to or greater than a specified number which is not more than 7% higher than the number of voting shares offered to be purchased under the Lock- Up Bid; and

c)

no break-up fees, top-up fees, or other penalties that exceed in the aggregate the greater of 2.5% of the price or value of the consideration payable under the Lock-Up Bid and 50% of the increase in consideration resulting from another take-over bid or transaction shall be payable by the shareholder if the shareholder fails to deposit or tender voting shares to the Lock-Up Bid.

Redemption and Waiver

If a potential offeror does not desire to make a Permitted Bid, it can negotiate with, and obtain the prior approval of, the Board to make a formal take-over bid by way of a take-over bid circular sent to all holders of Voting Shares on terms which the Board considers fair to all shareholders. In such circumstances, the Board may waive the application of the Shareholder Rights Plan thereby allowing such bid to proceed without dilution to the offeror. Any waiver of the application of the Shareholder Rights Plan in respect of a particular formal take-over bid shall also constitute a waiver of any other formal take-over bid which is made by means of a take-over bid circular to all holders of voting shares while the initial take-over bid is outstanding. The Board may also waive the application of the Shareholder Rights Plan in respect of a particular Flip-in Event that has occurred through inadvertence, provided that the Acquiring Person that inadvertently triggered such Flip-in Event reduces its beneficial holdings to less than 20% of the outstanding Voting Shares within 14 days or such earlier or later date as may be specified by the Board. With the prior consent of the holders of Voting Shares, the Board may, prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to the foregoing, waive the application of the Shareholder Rights Plan to such Flip-in Event.

The Board may, with the prior consent of the holders of Voting Shares, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right. Rights are deemed to be redeemed following completion of a Permitted Bid, a Competing Permitted Bid or a take-over bid in respect of which the Board has waived the application of the Shareholder Rights Plan.

Protection Against Dilution

The Exercise Price, the number and nature of securities which may be purchased upon the exercise of Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution in the event of stock dividends, subdivisions, consolidations, reclassifications or other changes in the outstanding Common Shares, pro rata distributions to holders of Common Shares and other circumstances where adjustments are required to appropriately protect the interests of the holders of Rights.

Exemptions for Investment Advisors

Investment advisors (for client accounts), trust companies (acting in their capacity as trustees or administrators), statutory bodies whose business includes the management of funds (for employee benefit plans, pension plans, or insurance plans of various public bodies) and administrators or trustees of registered pension plans or funds acquiring greater than 20% of the Voting Shares are exempted from triggering a Flip-in Event, provided they are not making, either alone or jointly or in concert with any other person, a take-over bid.

Duties of the Board

The adoption of the Shareholder Rights Plan will not in any way lessen or affect the duty of the Board to act honestly and in good faith with a view to the best interests of the Company. The Board, when a take-over bid or similar offer is made, will continue to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate.

Amendment

The Company may, with the prior approval of shareholders (or the holders of Rights if the Separation Time has occurred), supplement, amend, vary or delete any of the provisions of the Rights Agreement. The Company may make amendments to the Rights Agreement at any time without the prior approval of shareholders (or the holders of Rights if the Separation Time has occurred) to correct any clerical or typographical error or, subject to confirmation at the next meeting of shareholders, make amendments which are required to maintain the validity of the Rights Agreement due to changes in any applicable legislation, regulations or rules.

The Board unanimously recommends that the shareholders vote “FOR” the approval of the Shareholder Rights Plan. Unless you give other instructions, the persons named in the enclosed BLUE proxy card intend to vote “FOR” the approval of the Shareholder Rights Plan.

CORPORATE GOVERNANCE

The Board is committed to the highest standards of corporate governance practices. The Board believes that this commitment is not only in the best interest of shareholders but that it also promotes effective decision-making at the Board level. In establishing its corporate governance practices, the Board has been guided by (i) the applicable securities laws of Canada, including National Policy 58-201 - Corporate Governance Guidelines and National Instrument 52-110 - Audit Committees (“NI-52-110”), (ii) the applicable securities laws of the United States, including under the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and (iii)  consideration of corporate governance trends in Canada and the United States.

Board of Directors and Committees

Board Composition

Our business and affairs are managed under the direction of our Board, which currently consists of seven members. Each director is elected to serve until the close of the next annual meeting of shareholders of the Company or until his or her successor is duly elected or appointed. Our current by-laws provide that the number of directors may be determined by resolution of the Board. Mr. Steven E. Parry has announced his intention not to stand for re-election at the Meeting, and the Board intends to nominate Mr. Charlie Chiappone for election as a director at the Meeting. As a result, the Board has set the number of directors comprising the Board to remain at seven in accordance with the Company’s by-laws, effective immediately following completion of the Meeting.

Director Independence

Under the requirements of Rule 5605(b)(1) of the Nasdaq listing requirements, independent directors must comprise a majority of our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in NI 52-110 and Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and independence of each director and director nominee. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that Michael T. Ford, Denise E. Karkkainen, Shauna R. King, James (Jim) A. Lynch, Steven E. Parry, and Diana R. Rhoten, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. Todd W. Lillibridge is not considered independent because he is the Interim President and Chief Executive Officer of the Company. Based upon information requested from and provided by Charlie Chiappone concerning his background, employment and affiliations, including family relationships, our Board has determined that Mr. Chiappone does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. Our Board also determined that Ms. King, Mr. Ford, Ms. Karkkainen and Mr. Lynch, who comprise our audit committee (“Audit Committee”), Dr. Rhoten, Ms. Karkkainen and Mr. Parry, who comprise our compensation committee (“Compensation Committee”), and Ms. Karkkainen, Mr. Lynch and Dr. Rhoten, who comprise our nominating and governance committee (“Nominating and Governance Committee”), satisfy the independence standards for those committees established by applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. In making the above determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director and the transactions involving each non-employee director, if any, described in “Certain Relationships and Related Party Transactions.”

Board Mandate and Corporate Governance Guidelines

The Board is responsible for the stewardship of the Company which includes satisfying itself as to the integrity of the Chief Executive Officer and other executive officers, developing and adopting a strategic planning process, identifying the principal risks of the Company’s business and ensuring implementation of systems to manage these risks, overseeing the Company’s succession planning, adopting a communication policy, monitoring the Company’s internal control and management information systems, and developing the Company’s approach to corporate governance.

The Board has developed a written Board Mandate and Corporate Governance Guidelines, which is attached as Appendix D to this Proxy Statement.

CEO Succession

As part of the Board’s CEO transition plan, a search committee was formed in January 2022 comprised of directors with deep historical knowledge of the Company and those who have joined the Board more recently, bringing fresh perspectives and viewpoints. The committee’s mandate is to develop and oversee the execution of a robust, thoughtful international search for a new CEO. Using information and themes derived from a thorough interview process with several of DIRTT’s Board members and management team, a comprehensive CEO role specification outlining required functional and personal characteristics has been finalized and, based on that, the process of developing a long list of candidates is well underway. Due to the uncertainty brought on by the Dissident shareholder action, the Board believes it is unlikely that a new CEO will be secured until after the Meeting. However, the committee expects that – depending on the outcome of that process – the momentum established by the committee leading up to the Meeting could be maintained through to a successful outcome.

The CEO transition is enabled by Board Chair Todd Lillibridge stepping in as Interim President and Chief Executive Officer during the period up to the hiring of the permanent Chief Executive Officer. The Board believes that Mr. Lillibridge’s track record as a business builder and his reputation as one of the pioneers of the modern healthcare real estate market over a thirty year career in that market make him uniquely qualified to take on the role. Mr. Lillibridge intends to return to his position as Board Chair and Director upon the hiring of a permanent Chief Executive Officer, providing DIRTT with continuity. The Board believes this continuity of service is vital to the success of the business and is once again evidence of a well-designed board development process that has provided depth of talent for adverse circumstances, combined with a refreshed slate of directors to lead future growth.

Position Descriptions

The Board has developed written position descriptions for the Chair of the Board, the Interim Lead Director, and the President and Chief Executive Officer. The Board has not developed separate written position descriptions for the chair of each committee of the Board. Instead, the Board has adopted written charters for each Board committee that outline the responsibilities of each committee chair. The position descriptions for the Chair of the Board and the committee charters are available on our website at www.dirtt.com/investors/governance.

Leadership Structure of the Board

Mr. Lillibridge, a non-independent director, serves as the Chair of the Board and the Interim President and Chief Executive Officer. Mr. Ford, an independent director, serves as Interim Lead Director. In his role as Interim Lead Director, Mr. Ford presides over the executive sessions of the Board in which Mr. Lillibridge does not participate. Mr. Ford also serves as a liaison to management on behalf of the independent members of the Board.

The Board has determined that its current leadership structure is appropriate at this time, as it enables the Board to exercise informed and independent judgment. Mr. Lillibridge’s extensive knowledge of the Company, together with his strategic abilities, provides the Company with strong leadership and helps improve the efficiency of decision making by the Board. Additionally, the Board believes that the appointment of Mr. Ford as Interim Lead Director is in the best interest of the Company and its shareholders at this time, as Mr. Lillibridge has assumed certain additional duties as Interim President and Chief Executive Officer. The Board believes that appropriate leadership structure is a matter that should be discussed and determined by the Board from time to time based on all of the then-existing facts and circumstances, and may make such changes in the future as it deems appropriate.

Board Meetings

The Board held a total of 10 meetings during the year ended December 31, 2021. Each director attended at least 75% of the aggregate of the meetings of the Board and meetings of the committees of which he or she was a member in our last fiscal year. The Board encourages all directors to attend the annual meeting of shareholders, if practicable. At the 2021 annual and special meeting of shareholders, four directors attended the meeting.

Director	Board	Audit Committee	Compensation Committee	Nominating and Governance Committee	Total Attendance (4)

Michael T. Ford	9/10	4/4	--	--	13/14

Denise E. Karkkainen	10/10	4/4	4/4	6/6	24/24

Shauna R. King	8/10	3/4	--	--	11/14

Todd W. Lillibridge (1)	10/10	--	2/2	6/6	18/18

James (Jim) A. Lynch (2)	6/9	3/3	--	--	9/12

Kevin P. O’Meara	10/10	--	--	--	10/10

Steven E. Parry	9/10	--	4/4	--	13/14

Diana R. Rhoten (3)	8/9	--	2/2	4/4	14/15

(1)	Mr. Lillibridge was appointed Chair of the Board, and departed the Compensation Committee, effective May 6, 2021.
(2)	Mr. Lynch joined the Board and Audit Committee effective March 19, 2021.
(3)	Dr. Rhoten joined the Board and Nominating and Governance Committee effective March 19, 2021 and was appointed Chair of the Compensation Committee effective May 6, 2021.
(4)	There were additional meetings of the special committees overseeing the response to 22NW and overseeing the management transition. These meetings are not included in the above table.

The Board and its committees generally conduct in-camera sessions (i.e., executive sessions) during each Board meeting, at which no executive directors or members of management are present. The in-camera sessions are intended to encourage the Board and its committees to fully and independently fulfill their mandates or charters and to facilitate the performance of the fiduciary duties and responsibilities of the Board and its committees on behalf of shareholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board may, from time to time, establish other committees to facilitate the management of our business. The following sections describe the composition and functions of each committee. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our Audit Committee consists of Shauna R. King, Michael T. Ford, Denise E. Karkkainen, and James (Jim) A. Lynch. Ms. King is the chair of our Audit Committee. Our Board has determined that Mmes. King and Karkkainen and Messrs. Ford and Lynch are independent under Nasdaq listing standards, Rule 10A-3(b)(1) of the Exchange Act and applicable securities laws of Canada.

Our Board has determined that each of Ms. King and Mr. Ford is an “audit committee financial expert” within the meaning of SEC regulations. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Board has adopted a written charter setting forth the responsibilities, powers and operations of the Audit Committee, which is available on our website at www.dirtt.com/investors/governance. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities in relation to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements related to financial reporting;

•	the qualifications, independence and performance of the Company’s independent auditor;

•	the review of internal controls and disclosure controls of the Company;

•	the accounting and financial reporting processes of the Company and audits of the Company’s financial statements;

•	the Company’s risk assessment and risk management policies, procedures and practices (including financial risks and risks related to information security, cyber security and data protection); and

•	any additional matters delegated to the Audit Committee by the Board.

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to determine the compensation of such advisors. The Audit Committee meets at least four times annually and met a total of four times in the year ended December 31, 2021. At each meeting, the Audit Committee receives reports from management regarding, among other things, risk exposures of the Company (including financial risks and risks related to information security, cyber security and data protection) and the steps management takes to monitor and control these exposures.

We have a comprehensive program for identifying and mitigating information and cyber security risks, enhancing the skills of our people, our processes and technology aspects of our corporation. In particular, we use automated software and hardware solutions to protect our on-premise and cloud infrastructure; conduct routine third-party evaluations and vulnerability testing to identify and mitigate risks; and deploy ongoing information security training and awareness programs throughout the Company. We also maintain cybersecurity insurance of the types and amounts considered commercially prudent and consistent with industry practice.

Compensation Committee

Our Compensation Committee consists of Diana R. Rhoten, Denise E. Karkkainen and Steven E. Parry. Dr. Rhoten is the chair of our Compensation Committee. Our Board has determined that Dr. Rhoten, Ms. Karkkainen and Mr. Parry are independent under the current rules and regulations of the SEC, Nasdaq listing standards and applicable securities laws of Canada. Each is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

The Board has adopted a written charter setting forth the responsibilities, powers and operations of the Compensation Committee, which is available on our website at www.dirtt.com/investors/governance. The Compensation Committee is responsible for assisting the Board in fulfilling its oversight responsibilities in relation to:

•	the selection and retention of executive officers;

•	the compensation of executive officers;

•	the management of benefit plans for employees;

•	the selection, retention and compensation of other members of senior management as the Compensation Committee may identify from time to time; and

•	any additional matters the Board delegates to the Compensation Committee.

The Compensation Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to determine the compensation of such advisors. The Compensation Committee may delegate its authority to a subcommittee of the Compensation Committee. In assessing performance of executive officers (other than the Chief Executive Officer), the Compensation Committee considers the Chief Executive Officer’s review of those executive officers’ performance and recommendations regarding their compensation. The Compensation Committee meets at least twice annually and met a total of four times in the year ended December 31, 2021.

The Compensation Committee has retained Meridian Compensation Partners, LLC (“Meridian”) to provide independent compensation consulting support. Meridian has provided information regarding our equity incentive plans, market information on compensation trends and practices and made compensation recommendations based on competitive data of a peer group of companies. Meridian is also available to perform special projects at the Compensation Committee’s request. Meridian provides analyses and recommendations that inform the Compensation Committee’s decisions but does not decide or approve any compensation actions. As needed, the Compensation Committee also consults with Meridian on other compensation-related matters, which for fiscal year 2021 included market analysis of director compensation, compensation benchmarking peer group and say-on-pay considerations. Meridian does not provide additional services to the Company or its affiliates outside of its service to the Compensation Committee. The Compensation Committee has assessed the independence of Meridian pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Compensation Committee does not raise any conflict of interest.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Denise E. Karkkainen, James (Jim) A. Lynch and Diana R. Rhoten. Ms. Karkkainen is the chair of our Nominating and Governance Committee. Our Board has determined that Ms. Karkkainen, Mr. Lynch and Dr. Rhoten are independent under the current rules and regulations of the SEC, Nasdaq listing standards and applicable securities laws of Canada.

The Board has adopted a written charter setting forth the responsibilities, powers and operations of the Nominating and Governance Committee, which is available on our website at www.dirtt.com/investors/governance. The Nominating and Governance Committee is responsible for assisting the Board in fulfilling its oversight responsibilities in relation to:

•	the Company’s overall approach to corporate governance;

•	the size, composition and structure of the Board and its committees;

•	the recommendation of nominees for election to the Board and its committees;

•	orientation for new directors and continuing education for existing directors;

•	related party transactions and other matters involving conflicts of interest;

•	corporate responsibility and sustainability, including environmental, social and other public issues of significance to the Company and its shareholders;

•	the process to evaluate the effectiveness of the Board and its committees; and

•	any additional matters the Board delegates to the Nominating and Governance Committee.

The Nominating and Governance Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and to determine the compensation of such advisors. The Nominating and Governance Committee meets at least twice annually and met a total of six times in the year ended December 31, 2021.

ESG Oversight

ESG oversight is conducted from the highest levels of the Company’s organization. The Nominating and Governance Committee has been tasked with specific oversight with respect to corporate responsibility and sustainability, including environmental, social and other public issues of significance to the Company and its stakeholders, and reviews management’s assessments of such strategy, initiatives and policies. The Company issued its first ESG report in May 2021 and continues to work towards achieving various objectives outlined therein. The Company is evaluating its current ESG goals, including those relating to environmental sustainability and diversity and inclusion, and will present those in its 2022 ESG report later this year. Among other things, the Nominating and

Governance Committee receives reports from management regarding the Company’s ESG objectives, the steps management takes to monitor compliance, and current ESG trends.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not established term limits for directors and believes such limits can result in the loss of valuable, experienced directors solely on the basis of age or length of service. Under the leadership of the Nominating and Governance Committee, an annual performance evaluation process is in place to ensure adequate Board renewal. This annual process evaluates the tenure and performance of individual directors and reviews the composition and effectiveness of the Board and its committees. Assessments include, among other things, a skills matrix that helps the Nominating and Governance Committee and the Board assess whether the Board possesses the appropriate experience, expertise and business and operational insight for the effective stewardship of the Company. The Nominating and Governance Committee also oversees an annual confidential evaluation of each director regarding his or her views on the effectiveness of the Board, its committees and the Chair. Recommendations resulting from the evaluation are also used to enhance Board composition and improve Board effectiveness. Recently, these Board renewal processes have resulted in the additions of Ms. King and Mr. Ford to the Board in 2020 and the additions of Dr. Rhoten and Mr. Lynch to the Board in 2021, as well as the proposed addition of Mr. Chiappone at the Meeting.

Director Skills Matrix

As discussed above, the Nominating and Governance Committee believes that our Board’s membership should represent a diversity of backgrounds, experience and skills. To this end, the Nominating and Governance Committee has established a skills matrix outlining the skills and experiences which they believe are most relevant for the Company. This process informs the Board’s succession planning process by identifying any gaps in the competencies required. The skills matrix indicates each director’s level of proficiency with a 0-2 scale, with 2 being advanced level of experience, 1 being general degree of experience and 0 being little to no experience. The Nominating and Governance Committee reviews annually and updates as necessary the skills matrix.

Director	Director Since
Charles Chiappone	N/A	2	2	2	1	1	2	2	1	2	1	1	2	1
Michael T. Ford	2020	2	2	2	1	1	0	2	2	2	0	0	2	2
Denise E. Karkkainen	2015	2	2	1	2	1	0	2	0	0	1	1	2	2
Shauna R. King	2020	2	2	1	2	1	1	0	2	1	0	2	0	1
Todd W. Lillibridge	2017	2	2	1	1	2	0	2	1	1	2	2	2	1
James (Jim) A. Lynch	2021	2	2	1	1	0	1	2	2	2	0	0	1	1
Diana R. Rhoten	2021	1	2	2	2	1	0	0	1	2	0	2	1	2

Nomination of Directors

The Board is committed to a process of ongoing Board development and renewal to ensure the Board as a whole, can add significant value to the current and long-term goals of the Company. The Nominating and Governance Committee is composed entirely of independent directors and is mandated by the Board to identify and assess potential Board candidates to fill perceived needs on the Board for required skills, expertise, independence and other factors. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. Specifically, the Nominating and Governance Committee considers each potential nominee’s (i) relevant experience, skills, qualifications and contributions, including to any Board committees on which the director may serve; (ii) past Board and committee meeting attendance and performance; (iii) length of Board service or service on boards of directors of other companies; (iv) personal and professional integrity; (v) independence under the standards of applicable securities laws and exchange rules; and (vi) responsibilities that would materially interfere with or be incompatible with Board membership. After reviewing the qualifications of potential Board candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating the nominees for the Meeting.

The Nominating and Governance Committee considers shareholder nominees using these same criteria. Shareholders who wish to present a potential nominee to the Nominating and Governance Committee for consideration for election at a future annual meeting of shareholders must provide the Nominating and Governance Committee with notice of the recommendation and certain information regarding the candidate as described in our current by-laws and within the time periods set forth under the caption “Shareholder Proposals.”

Board Diversity

Our Nominating and Governance Committee and Board monitor governance developments in Canada and the United States, including those relating to diversity. We support the objectives of increasing diversity and in particular the representation of women on the Board and in executive officer positions.

To this end, the Company adopted a formal diversity and inclusion policy in 2019. The policy outlines the principles that guide the Board and Nominating and Governance Committee in considering director candidates and executive officer appointments. These principles include, among other things: directing independent advisors engaged to assist in recruitment efforts for board and executive officer positions to include diverse candidates generally and, in particular, require that at least 50% of the candidates presented for open board positions be qualified women and that a meaningful number of female candidates be presented for open executive officer positions; and that candidates will be considered on the basis of merit, while giving due consideration to diversity criteria.

The Nominating and Governance Committee and the Board are also responsible for establishing measurable objectives for achieving gender diversity and annually assessing the Company’s achievement against diversity objectives. The Board has established an objective to have 30% female representation on the Board by 2022. Currently, there are three women on the Board (representing 43% of the Board and 43% of director nominees), and three of five leadership roles on the Board are held by women. One of this year’s nominated directors is a racial minority.

The Company aims to have a meaningful representation of women in executive officer positions; however, it has not established numeric targets for representation of women in executive officer positions at this time. We believe that a less formulaic approach, together with a rigorous search for qualified candidates, will best serve our needs. The Company believes it is paramount to maintain flexibility in the hiring process to ensure that the most qualified available candidates are selected based on the Company’s objectives and challenges. In identifying suitable candidates for executive officer positions, the Company will consider candidates on merit using objective criteria and with due regard for the benefits of diversity. Currently, there is one woman in an executive officer position (representing 17% of executive officers).

We recognize the importance of diversity and believe that the Company is strengthened by advancing women in leadership roles. In this regard, we are actively reviewing our hiring, professional development and other business practices to ensure that they are effective in promoting diversity. By doing so, we believe our Board and executive officers will be armed with a broad range of perspectives, experience and expertise that is better positioned to provide effective stewardship and fulfill their duties to the Company, its employees and shareholders.

Risk Oversight

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding Company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Company. Each of our Board committees also oversees the management of risk that falls within that committee’s areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor and mitigate potential risk exposure. In providing such oversight, the Audit Committee may also discuss such processes and controls with our independent registered public accounting firm. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities associated with, among other things, compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on us. The Nominating and Governance Committee assists the Board with, among other things, oversight of risk management relating to corporate governance, Board organization and Board membership.

Orientation and Continuing Education

The Nominating and Governance Committee develops and oversees the execution of orientation and continuing education programs for new and existing directors of the Company. Orientation programs utilized to on-board new directors are tailored to the needs and areas of expertise of the individual and focus on providing new directors with:

•	information about the duties and obligations of directors;

•	information about the Company’s business and operations;

•	the expectations of directors;

•	opportunities to meet with management and tour Company facilities; and

•	access to relevant documents from recent Board meetings.

These programs are aimed to inform directors as to matters affecting, or that may affect, the Company’s strategies, major risks and operations and to keep directors informed and updated regarding their duties and obligations as directors.

Compensation Committee Interlocks and Insider Participation

Dr. Rhoten, Ms. Karkkainen, Mr. Parry, Ms. Karkkainen and Mr. Lillibridge (departed from the Compensation Committee on May 6, 2021) served on our Compensation Committee during the last year. Except for Mr. Lillibridge, who served on the Compensation Committee until May 6, 2021 and prior to his appointment as Interim

President and Chief Executive Officer, none of the members of the Compensation Committee is currently or has been at any time an officer or employee of the Company. None of our executive officers currently serves, or has served during the last year, as a member of the board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Code of Ethics, Insider Trading Policy and Other Corporate Policies

The Company has adopted a Code of Ethics for its directors, officers, and employees. The Code of Ethics addresses, among other things, conflicts of interest, honest and ethical conduct, the full, fair, accurate, timely and understandable disclosure in periodic reports and other public documents, compliance with applicable laws, rules and regulations (including insider trading laws) and the reporting of violations of the Code of Ethics. All directors, officers, and employees are required to report violations of the Code of Ethics in accordance with the procedures set forth therein and in the Company’s Integrity Policy (i.e., whistleblower policy). The Integrity Policy also promotes, among other things, the disclosure and reporting of any questionable accounting or auditing matters, fraudulent or misleading financial information, and any allegations of misconduct involving Board members or executive officers. The Audit Committee will periodically review the Code of Ethics and oversee its enforcement. A copy of our Code of Ethics can be found on our website at www.dirtt.com/investors/governance and on SEDAR at www.sedar.com.

Each director must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must recuse himself or herself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest. Directors, officers, employees and contractors are encouraged to terminate any relationship or interest that gives rise to a conflict of interest that cannot be resolved. In addition, directors, officers, employees and contractors are encouraged to disclose all opportunities to dispose of conflicting interests before any difficulty arises.

The Nominating and Governance Committee will make recommendations to the Board regarding all proposed related party transactions and situations involving any potential conflict of interest that is not required to be dealt with by an “independent special committee” pursuant to applicable securities regulations or other governing laws.

We have also developed and adopted an insider trading policy for our directors, officers, employees, and contractors (the “Insider Trading Policy”). The Insider Trading Policy promotes proper trading practices in our Common Shares in accordance with applicable securities regulations or other governing laws.

Short-Sales and Hedging Transactions

Pursuant to the Company’s Insider Trading Policy, all directors, officers and other employees of the Company or any of its subsidiaries, along with their immediate family members, other members of their households and entities or trusts that are controlled by any such individual, are prohibited from (i) making any short sales of any securities of the Company, (ii) engaging in transactions involving Company-based derivative securities (other than equity-based compensation), or (iii) otherwise engaging in any other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common shares, including through prepaid variable forward contracts and exchange funds. “Short sales” are sales of securities that the seller does not own at the time of the sale or, if owned, that will not be delivered within 20 days of the sale. It is illegal for directors and executive officers (including each individual subject to reporting under Section 16 of the U.S. Exchange Act of the Company) to sell the Company’s securities short. “Derivative securities” are options, warrants, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as the Company’s common shares. This prohibition includes, but is not limited to, trading in Company-based option contracts, transacting in variable forward contracts, equity swaps, straddles or collars, hedging, and writing puts or calls. Nevertheless, holding and exercising options, deferred share units, performance share units, restricted stock units or other derivative securities granted under an equity-based compensation or incentive plan of the Company are not prohibited by the Company’s Insider Trading Policy.

Board Shareholder Communication and Engagement Policy

The Board, acting on the recommendation of the Nominating and Governance Committee, has adopted a Board Shareholder Communication and Engagement Policy to promote open and sustained dialogue with the Company’s shareholders. The policy is consistent with the Company’s policies and its obligations to provide timely disclosure and maintain effective disclosure controls and procedures. A copy of our Board Shareholder Communication and Engagement Policy can be found on our website at www.dirtt.com/investors/governance.

As part of our commitment to ongoing shareholder communication and engagement, the Company communicates with our shareholders through a variety of channels, including quarterly and annual disclosure, earnings conference calls, presentations at investor and industry conferences, news releases and our website. Details of our quarterly conference calls and other investor-related information are posted at the Company’s website at www.dirtt.com/investors.

We encourage our shareholders to contact the Board to discuss our approach to executive pay, corporate performance and governance. All shareholder communications intended for the Board will be received and processed by the Company’s general counsel’s office, where they will be reviewed and forwarded to the Chair of the Board (or until a permanent Chief Executive Officer is appointed, the Interim Lead Director) with a recommendation about whether and how to respond to the communications. The Chair of the Board (or until a permanent Chief Executive Officer is appointed, the Interim Lead Director) will determine whether and how the communication should be addressed. Any engagement with shareholders will be subject to compliance with the Company’s communications policies and all applicable laws, including those regarding selective disclosure. Shareholders may address communications to Board members as follows:

Email: legal@dirtt.com

DIRTT Environmental Solutions Ltd.

7303 30th Street S.E.

Calgary, Alberta

Canada T2C 1N6

Attention: General Counsel

During 2021, the Board was actively involved in shareholder engagement, particularly as part of and following the announced transition of the Board Chair role from Mr. Parry to Mr. Lillibridge in July. Between July and September, Mr. Lillibridge engaged in proactive outreach to the Company’s investors in order to seek open and transparent feedback from the Company’s major shareholders (representing approximately 75% of the Company’s outstanding Common Shares), and to solicit their views with respect to DIRTT’s overall strategy, day-to-day operations of the business, quality of management team, and any additional feedback. Mr. Lillibridge summarized this feedback for the Board over the course of subsequent meetings, including during in-camera sessions. These conversations helped inform the constructive steps taken by the Board.

EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer (other than Mr. Lillibridge) is set forth following the table. Mr. Lillibridge was appointed Interim President and Chief Executive Officer on January 18, 2022. Biographical information for Mr. Lillibridge is set forth above under “Proposal No. 1—Election of Directors.”

Name	Age	Position
Todd W. Lillibridge	66	Interim President and Chief Executive Officer, and Director
Geoffrey D. Krause	52	Chief Financial Officer
Jeffrey A. Calkins	62	Chief Operating Officer
Mark C. Greffen	49	Chief Technology Officer
Charles R. Kraus	46	Senior Vice President, General Counsel and Corporate Secretary
Jennifer L. Warawa	45	Senior Vice President, Chief Commercial Officer

Biographical Information of Executive Officers

Geoffrey D. Krause has served as our Chief Financial Officer since June 2018. Prior to joining DIRTT, Mr. Krause served as the Chief Financial Officer of Pure Technologies Ltd., a company that developed and managed innovative technologies for critical infrastructure, from 2014 to 2018 before it was acquired by Xylem Inc. From 2010 to 2014, he served as Vice President, Internal Reporting of Tervita Corporation. Mr. Krause holds a Bachelor of Administration degree with distinction from the University of Regina and is a Chartered Professional Accountant (Chartered Professional Accountants Alberta).

Jeffrey A. Calkins has served as our Chief Operating Officer since March 2019, having served as our interim Chief Operating Officer from January 2019 until he was named to the role permanently. Prior to joining DIRTT, Mr. Calkins was a Principal Partner and the President of Manufacturing Resources, Inc., an interim management and consulting firm, from 2001 to 2019. Mr. Calkins holds a Master of Science degree in Industrial Administration and a Bachelor of Science degree in Industrial Engineering from Purdue University.

Mark C. Greffen has served as our Chief Technology Officer since June 2019. Mr. Greffen has been an employee of DIRTT since our formation, and he previously served as the Senior Vice President, Software Development from January to June 2019, as the Director of Technology from 2014 to 2019, and as the Director of Strategic Development from 2000 to 2014. In this position, Mr. Greffen led the development and implementation of ICE Software and oversaw the development of automated information flow for factory production. He holds a Bachelor of Commerce, Entrepreneurial Management degree from Royal Roads University and a Mechanical Engineering Technology diploma from Camosun College.

Charles R. Kraus has served as our Senior Vice President, General Counsel and Corporate Secretary since March 2020. Prior to joining DIRTT, Mr. Kraus served as the Executive Vice President, General Counsel and Corporate Secretary of Bellatrix Exploration Ltd. (“Bellatrix”) (NYSE/TSX: BXE), an oil and gas company engaged in the exploration for, and the acquisition, development and production of oil and natural gas reserves, with operations concentrated in west central Alberta, Canada, from 2014 to 2020. From 2011 to 2014, Mr. Kraus served as the Vice President, General Counsel and Corporate Secretary of Lone Pine Resources Inc. (“Lone Pine”) (NYSE/TSX: LPR), a Canadian oil and gas resources exploration, development and production company. Prior thereto, Mr. Kraus was in private practice for 10 years, most recently with the Calgary office of Stikeman Elliott LLP, where he focused on cross-border public and private capital market transactions, mergers and acquisitions and corporate governance. Mr. Kraus holds a Bachelor of Arts degree in Social Science from University of Northwestern – St. Paul and a Juris Doctor degree from Mitchell Hamline School of Law.

Jennifer L. Warawa has served as our Senior Vice President, Chief Commercial Officer since September 2019. Ms. Warawa previously served in various capacities at Sage Group plc (“Sage”), a global supplier of accounting and business management software, from 2008 to 2019. At Sage, she served as the Global Executive Vice President - Partners, Accountants & Alliances from 2017 to 2019, the Global Executive Vice President, Product Marketing from 2016 to 2017, the Global Vice President, Product Marketing from 2015 to 2016, and Vice President & General Manager from 2013 to 2015. Ms. Warawa currently serves on the board of directors of two non-profit organizations, Connections Homes and Metabridge. Ms. Warawa completed the Strategic Marketing Management Program at Harvard Business School.

Legal Proceedings

Other than as described below, none of the Company’s executive officers have been involved in any legal proceedings requiring disclosure under U.S. federal securities laws.

Mr. Kraus was an officer of Lone Pine, an oil and natural gas company, from September 2011 until September 2014. On September 25, 2013, Lone Pine commenced proceedings in the Court of Queen’s Bench of Alberta under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”) and ancillary proceedings under Chapter 15 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. On January 31, 2014, Lone Pine completed its emergence from creditor protection under the CCAA and Chapter 15 of the United States Bankruptcy Code. Mr. Kraus was an officer of Bellatrix, an oil and natural gas company, from September 2014 until March 2020. On October 2, 2019, Bellatrix commenced proceedings in the Court of Queen’s Bench of Alberta under the CCAA.

EXECUTIVE COMPENSATION

As an “emerging growth company,” we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers” or “NEOs,” who are the individuals who (i) served as our principal executive officer, (ii) our two other most highly compensated executive officers other than the principal executive officer, and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year. For the fiscal year ended December 31, 2021, our NEOs were:

Name	Principal Position

Kevin P. O’Meara(1)	President and Chief Executive Officer

Jennifer L. Warawa	Chief Commercial Officer

Geoffrey D. Krause	Chief Financial Officer

(1)

Kevin O’Meara departed the Company on January 18, 2022. Todd Lillibridge was appointed to serve as Interim President and Chief Executive Officer until we have hired a permanent Chief Executive Officer.

The disclosure in this “Executive Compensation” section pertains to the compensation earned or paid to our NEOs for the fiscal year ended December 31, 2021, and to select decisions with respect to the current fiscal year.

Implementation of Best Practices

In 2021, the Company amended its Executive Share Ownership Guidelines to include the retention of shares underlying equity incentive awards granted by the Company. This is in addition to the Incentive Recoupment Policy (“Clawback Policy”) implemented in 2020, and the prohibition against short-sales, hedges or pledges of the Company’s securities, or engaging in transactions involving the Company-based derivative securities, as set out in the Company’s Insider Trading Policies. The Company also conducts an annual compensation risk assessment to identify and address risks in the Company’s compensation practices.

Executive Share Ownership Guidelines

We believe our executive officers should have a meaningful ownership stake in DIRTT to underscore the alignment of executive officer and shareholder interests and to encourage a long-term perspective. Accordingly, the Board has adopted share ownership and retention guidelines for our executive officers as follows:

Position	Minimum Ownership Guidelines (Dollar Value of Shares)

Chief Executive Officer	5x Base Salary

Other Section 16 executive officers reporting to the Chief Executive Officer	1x Base Salary

Our executive officers are encouraged to retain 50% of the net Common Shares they acquire upon the vesting or exercise of any equity incentive awards they receive from us, after deducting the number of Common Shares that would be needed to pay applicable taxes and/or exercise price, until they meet the applicable share ownership guideline. The Compensation Committee reviews the status of compliance with the Executive Share Ownership Guidelines on the first trading day of each calendar year, using the greater of (i) the five-day weighted average closing price of Common Shares (on the exchange with the higher 20-day average trading volume) immediately prior to such date, and (ii) acquisition cost. Our NEOs are currently in compliance with the Executive Share Ownership Guidelines.

Clawback Policy

On February 25, 2020, the Board adopted the Clawback Policy to permit the Company to recover certain incentive compensation paid to our executives, including our NEOs, in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirements under applicable securities laws that the Board or a committee thereof determines is due in whole or in part to fraud or intentional misconduct by such executive(s). Pursuant to the Clawback Policy, the Company may recoup any cash, equity, or equity-based compensation received by our executives under any of the Company’s incentive plans.

2021 Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2021 and December 31, 2020, as applicable. All amounts in this table and the accompanying footnotes, for Mr. O’Meara and Ms. Warawa were originally paid in U.S. dollars. All amounts in this table and the accompanying footnotes paid to Mr. Krause were originally paid in Canadian dollars. All amounts in this table and the accompanying footnotes that were originally paid in Canadian dollars have been converted to U.S. dollars for purposes of this table using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2021 of CAD $1.2777 = U.S. $1.00. All amounts in this table and the accompanying footnotes pertaining to 2020 compensation paid in Canadian dollars have also been converted to U.S. dollars using the December 31, 2021 exchange rate of CAD $1.2777 = U.S. $1.00. See “Narrative Disclosure to Summary Compensation Table—Base Salary” for more information regarding the Company’s use of a different exchange rate for payroll purposes only.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Kevin P. O’Meara	2021	500,000	-	1,481,282	-	-	1,981,282
President and Chief Executive Officer	2020	500,000	175,000	703,553	372,500	-	1,751,053

Jennifer L. Warawa	2021	375,000	115,560	536,964	36,113	-	1,063,637

Chief Commercial Officer	2020	375,000	121,500	364,917	98,438	-	959,855

Geoffrey D. Krause	2021	317,954	—	465,370	40,579	15,898	839,801

Chief Financial Officer	2020	317,954	55,608	334,402	104,449	15,897	828,310

(1)

Amounts in this column represent (a) for Mr. O’Meara, an NEO supplemental bonus of $175,000 in 2020 for achievement of certain performance objectives; (b) for Ms. Warawa, a cash incentive of $121,500 for 2020 and $115,560 in 2021 for achievement of certain performance objectives; and (c) for Mr. Krause, an NEO supplemental bonus of $55,608 in 2020 for achievement of certain performance objectives. Ms. Warawa’s 2021 incentive payment was satisfied by Share Awards under the Company’s LTI Plan instead of cash.

(2)

Amounts in this column represent the aggregate grant date fair value of the time-based and performance-based restricted share units (“RSUs”) granted under our LTI Plan, calculated in accordance with FASB ASC Topic 718 using the trading price of the Common Shares as reported on the TSX on the grant date, disregarding estimated forfeitures. For a discussion of valuation assumptions, see Note 15 included under Stock-Based Compensation in our Consolidated Financial Statements for the year ended December 31, 2021 filed on Form 10-K.

(3)	Amounts in this column for 2021 were satisfied by Share Awards under the Company’s LTI Plan instead of cash.

(4)

Amounts within this column for Mr. Krause include matching under the Company’s Existing ESPP. See “Narrative Disclosure to Summary Compensation Table—All Other Compensation” for a description of any amounts included in this column for 2021 and deemed material pursuant to Item 402(o)(7) of Regulation S-K.

Narrative Disclosure to Summary Compensation Table

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. In determining base salaries, the Board also takes into account each NEO’s knowledge of the industry and the financial resources of the Company. The Board believes that the base salaries of our NEOs are competitive to those that are received by comparable officers with comparable responsibilities in similar companies. Effective May 1, 2019, NEO salaries were revised and restated in U.S. dollars to align the compensation and eliminate inequities amongst the executive team. Canadian NEOs were given a one-time option to be paid in Canadian dollars at an exchange rate of CAD $1.25 = U.S. $1.00. Mr. Krause agreed to continue to be paid in Canadian dollars at such exchange rate. No adjustments were made to NEO salaries in 2020 or 2021.

Short-Term Incentive Plan

We provide short-term cash incentives to our NEOs through the Variable Pay Plan (“VPP”). The 2021 VPP was constructed so that a person’s variable pay is tied to company-wide and departmental performance, placing the emphasis on company-wide results and team work. The annual variable pay potential for each NEO represents a meaningful amount of additional compensation to act as a strong incentive to achieve our financial goals, while being fiscally prudent for the Company. For 2021, opportunities under the VPP ranged from 0% to 150% of base salary actually paid during the calendar year, with straight line interpolation between levels.

Name	2021 Threshold (% of Base Salary)	2021 Target (% of Base Salary)	2021 Maximum (% of Base Salary)

Kevin P. O’Meara	0%	100%	150%
Jennifer L. Warawa	0%	50%	75%
Geoffrey D. Krause	0%	50%	75%

The Board-approved metrics under the 2021 VPP were 75% financial targets and 25% strategic/team performance targets. The financial targets were Revenue, Adjusted EBITDA (net of VPP) and ending cash (net of debt) (as such terms are defined below), weighted at 75%, 10% and 15%, respectively. Mr. O’Meara departed the Company on January 18, 2022 and, as such, did not receive any payment pursuant to the 2021 VPP.

The Board approved performance targets for each NEO, which formed the basis of broader employee goals in their respective departments:

☐

the approved performance objectives for Ms. Warawa included achieving targeted sales levels and building out the sales pipeline, deploying go-to-market strategies for healthcare and workplace market segments, and supporting distribution partners in delivering their sales goals; and

☐	Mr. Krause’s approved performance objectives included management of the Company’s liquidity, the Sarbanes-Oxley Act of 2002 readiness, and enhanced forecasting accuracy.

Under the terms of the VPP, for participants to earn threshold, target, or maximum amounts under the financial targets of the VPP, the Company’s Revenue, Adjusted EBITDA (net of VPP) and ending cash (net of debt) were required to achieve the following performance goals:

	Threshold	Target	Maximum
Revenue	$170.0 million	$200.0 million	$290.0 million
Adjusted EBITDA (net of VPP)	($10.0 million)	$1.5 million	$42.0 million
Ending cash (net of debt)	$0.0 million	$9.0 million	$36.0 million

If the Company’s Revenue, Adjusted EBITDA (net of VPP) and ending cash (net of debt) fell between the threshold and target performance goals or between the target and maximum performance goals, then the Company used linear interpolation to determine the amount of the bonuses earned by participants under the VPP.

As used herein, “Revenue” means the Company’s total revenue from all sources determined in accordance with U.S. GAAP, as reported in the Company’s publicly filed financial statements for the 2021 fiscal year. As used herein, “Adjusted EBITDA” means earnings (before loss) before interest, taxes, depreciation and amortization, plus or minus (as appropriate) to exclude the impact of: non-cash foreign exchange gains or losses; gains or losses on disposal of property, plant and equipment and intangible assets; write-off of property, plant and equipment and intangible assets; non-cash stock-based compensation expense; government subsidies; reorganization costs; and other non-recurring gains or losses, as reported in the Company’s publicly-filed financial statements for the 2021 fiscal year. “Adjusted EBITDA (net of VPP)” excluded our provision for VPP, while “ending cash (net of debt)” excluded long-term debt and government subsidies, and was specifically subject to adjustment for certain incremental capital expenditures related to the continued construction of our Rock Hill, South Carolina manufacturing facility and enhancements to our ICE® software should the Board approve such expenditures following initial VPP targets being set.

For 2021, we reported Revenue of $146.7 million; Adjusted EBITDA (net of VPP) of ($39.8) million, which was calculated as our Adjusted EBITDA of ($41.3) million plus our VPP provision of $1.5 million; and ending cash (net of debt) of ($21.8) million, which was calculated as $60.3 million ending cash less $70.6 million of long-term debt and $11.5 million of government subsidies. Each of Revenue, Adjusted EBITDA (net of VPP) and ending cash (net of debt) was below threshold. The Board assessed each NEO’s performance against their respective strategic/team objectives. The Board-approved VPP payout was as follows:

Name	Financial Metrics	Performance Metrics	VPP Payout as a % of Target
Kevin P. O’Meara(1)	n/a	n/a	n/a
Jennifer L. Warawa	0%	77%	19%
Geoffrey D. Krause	0%	102%	25.5%
(1)	Mr. O’Meara departed the Company on January 18, 2022 and, as such, did not receive any payment pursuant to the 2021 VPP.

The VPP is weighted 75% Financial Metrics and 25% Performance Metrics. Performance Metrics were established for each individual using qualitative non-financial performance objectives in February 2021. For 2021, 0% of the financial metrics were achieved and 93% (average) of the performance metrics were achieved.

Upon the Board’s review of the individual performance objectives (which, again, assess individual performance separate and apart from the overall financial performance of the company), the Board was satisfied that Ms. Warawa’s and Mr. Krause’s performance objectives (as presented in February 2021) were met at the assessed and reported 77% / 102% levels, respectively. The average total VPP payment per employee was just 23.25% of target for 2021.

Ms. Warawa is entitled to an additional annual cash incentive for each of 2019, 2020 and 2021 of up to $150,000 based on the achievement of performance objectives mutually agreed upon between Ms. Warawa and the President and Chief Executive Officer. For 2021, the performance objectives were the same as those established under the VPP. The Board approved a 77% payout on performance targets for the year.

As a cash conservation measure, and to show alignment with shareholders, all executive officers have agreed to receive any 2021 VPP and other short-term incentive payments in Share Awards under the LTI Plan, rather than in cash.

The Board did consider applying downward pressure on VPP awards based on the Company’s overall financial performance. However, upon discussion, the Board determined that any significant downward pressure threatened retention of critical executive staff at a moment when retention and cohesion of the executive management team is all but essential to returning the Company’s financial performance to health.

Long-Term Incentive Awards

In addition to the short-term incentive plan, our NEOs are eligible to receive annual awards of long-term equity incentives under our LTI Plan.

For 2021, target long-term incentive awards for our NEOs were as follows:

Name	2021 Target Long-Term Incentive Value (% of Base Salary)
Kevin P. O’Meara	300%

Jennifer L. Warawa	145%

Geoffrey D. Krause	145%

NEOs have historically been awarded stock options (under the Option Plan) and performance share units (“PSUs”) (under the former performance share unit plan (“PSU Plan”)). In 2020, following shareholder approval of our LTI Plan at the 2020 meeting of shareholders, the Company diversified away from solely stock options and PSUs, instead granting time-based and performance-based RSUs under our LTI Plan.

In 2020, the Company’s share price at the time of grant was believed to be a temporary low as a result of the start of the COVID-19 pandemic. Grants were therefore adjusted to account for the temporary decline in value by using a higher share price of $2.25 or CAD$3.00, rather than current share price, in determining the number of RSUs to be awarded to each NEO, thereby resulting in grant values that were approximately 65% of their original full targets.

In 2021, the Company’s share price at the time of grant had increased to $2.55 or CAD$3.32. The Company used the current share price in determining the number of RSUs to be awarded to each NEO, thereby resulting in an increase in grant values from 2020 to 2021.

The NEOs’ 2021 equity awards consisted of 50% time-based RSUs and 50% performance-based RSUs. The time-based RSUs vest ratably over a three-year period, while the performance-based RSUs cliff vest at the end of three years based on the achievement of share price performance targets. In particular, the performance-based RSUs vest as to 33.3% when the price of Common Shares on the Nasdaq is USD $3.00 for 20 consecutive trading days, 66.7% when the price of Common Shares on the Nasdaq is USD $4.00 for 20 consecutive trading days, 100% when the price of Common Shares on the Nasdaq is USD $5.00 for 20 consecutive trading days and 150% when the price of Common Shares on the Nasdaq is USD $7.00 for 20 consecutive trading days. No performance-based RSUs vest if the price of Common Shares on the Nasdaq is not USD $3.00 for 20 consecutive trading days, and there is no interpolation between the threshold, target and maximum levels.

The grant date fair value calculated in accordance with FASB ASC Topic 718 of each equity award granted during 2021 is reported above in the Summary Compensation Table.

LTI Plan

The following table sets out the key features of our LTI Plan.

Eligibility	∎ Granted at the discretion of the Board to directors, officers, employees, consultants, and other persons.

Type of Awards Authorized for Issuance

∎   Options (including incentive stock options intended to qualify as such under section 422 of the Code), share appreciation rights, restricted share units, restricted shares, dividend-equivalent rights in conjunction with the grant of restricted share units, vested share awards, other share-based awards and cash awards.

Number of Awards Issued Under the Plan

∎   As of December 31, 2021, there are 4,238,275 RSUs (including RSUs that vest based on time and performance) outstanding under the LTI Plan, having underlying Common Shares representing approximately 4.97% of the issued and outstanding Common Shares, and there are 2,339,349 Common Shares reserved and available for issuance under the LTI Plan.

Plan Limits

∎   Awards may be issued in such numbers as the Board may determine, subject to the below limitations.

∎   The maximum number of Common Shares that may be reserved and available for issuance under the LTI Plan is 5,850,000 plus the number of Common Shares subject to stock options previously granted under the Option Plan that, following May 22, 2020, expire or for any reason are cancelled or terminated without having been exercised in full.

∎   The maximum number of Common Shares underlying or relating to awards which may be granted to a participant in a calendar year may not exceed 10% of the total issued and outstanding Common Shares.

∎   Under the LTI Plan and any other security-based compensation arrangement, the maximum number of Common Shares issuable to insiders pursuant to outstanding awards at any time may not exceed 10% of the total issued and outstanding Common Shares.

∎   Under the LTI Plan and any other security-based compensation arrangement, the maximum number of Common Shares issued to insiders in any one year period may not exceed 10% of the total issued and outstanding Common Shares.

∎   The aggregate number of Common Shares issuable pursuant to outstanding awards to non-employee directors will be limited to 1% of the total issued and outstanding Common Shares provided that the value of all stock options issuable in any one year period under the LTI Plan to any one non-employee director may not exceed CAD $100,000, and the value of all awards issuable in any one year period may not exceed CAD $150,000 (excluding awards taken in lieu of cash fees or a one-time initial grant upon joining the board).

Vesting

∎   The minimum vesting period is one year after the date of grant; provided, however, that (i) the Compensation Committee may grant awards with a vesting schedule that provides for full or partial vesting less than one year after the date of grant so long as such awards do not constitute more than 5% of the number of Common Shares available for issuance under the LTI Plan, (ii) awards may vest upon death, termination of employment or a change of control, and (iii) this limitation will not apply to certain awards granted in substitution or exchange for awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines.

Change of Control

∎   In the event of a change of control, if the successor entity does not assume the outstanding awards or substitute similar awards on the same terms and conditions as the original awards, the vesting of all outstanding awards will be accelerated in full with effect immediately prior to the change of control (vesting for performance-based awards will be measured and calculated assuming target performance was achieved).

Amendments

∎   The Board may amend, alter, suspend, discontinue or terminate the LTI Plan or any award without the consent of any shareholder, participant, holder or beneficiary of an award or other person; provided that such amendment, alteration, suspension, discontinuation or termination does not impair the rights of a participant, holder or beneficiary (subject to the Company’s rights to adjust awards in connection with certain recapitalizations, restructurings, and related transactions).

∎   The Board may amend the LTI Plan without shareholder approval as follows: (i) amendments for the purpose of curing any inconsistency, ambiguity, error, or omission in the LTI Plan or award, (ii) as necessary to comply with applicable laws, (iii) amendments of a “housekeeping” nature, (iv) amendments intended to comply with changes in tax or regulatory requirements, or (v) a change to the termination provisions of awards which does not entail an extension beyond the original expiry date of such award.

∎   Shareholder approval is required for any amendment that would (i) increase the total number of Common Shares available for awards under the LTI Plan, (ii) amend any outstanding option or share appreciation right to reduce its exercise price, extend its term beyond the original term set forth in the applicable award agreement or take any other action that would be considered a repricing under the applicable stock exchange listing standards, (iii) remove or exceed the insider participation limits, (iv) increase the non-employee director compensation limits, (v) have the effect of amending the section of the LTI Plan that enumerates what actions require approval of shareholders, (vi) modify or amend the provisions of the LTI Plan in any manner that would permit awards to be transferable or assignable in a manner other than as currently provided in the LTI Plan, (vii) change eligible Participants under the LTI Plan, which would have the effect of broadening or increasing insider participation, or (viii) otherwise cause the LTI Plan to cease to comply with any tax or regulatory requirement.

General

∎   Participants may not assign, alienate, pledge, attach, sell or otherwise transfer or encumber any award, other than an award of fully vested shares, except by will or the laws of descent or by the designation of a beneficiary.

∎   All awards are subject to any written clawback policy of the Company adopted from time to time.

Stock Options
The Company’s Option Plan was replaced by the LTI Plan approved in May 2020. Any future option awards will be made under the LTI Plan. The following table sets out the key features of the former Option Plan and the stock options awarded thereunder.

Eligibility	∎ Granted at the discretion of the Board to directors, officers, employees, consultants, and other persons.

Number of Securities Issued Under the Plan

∎   As of December 31, 2021, there were 4,064,489 stock options outstanding under the Option Plan, representing approximately 4.76% of the issued and outstanding Common Shares. There are no unallocated stock options available for issuance under the Option Plan.

Plan Limits

∎   Stock options may be granted in such numbers as the Board may determine.

∎   The aggregate number of Common Shares that may be reserved for issuance under the Option Plan, together with any Common Shares reserved for issuance under any other share compensation arrangements, must not exceed 10% of the issued and outstanding Common Shares (on a non-diluted basis).

∎   The number of Common Shares, when combined with any other share compensation arrangements, issuable (or reserved for issuance) to “insiders” of the Company and their associates and affiliates may not exceed 10% of the issued and outstanding Common Shares (on a non-diluted basis), at any time and no more than 10% of the issued and outstanding Common Shares may be issued under the Option Plan or pursuant to any other share compensation arrangements to “insiders” of the Company within any one-year period.

∎   The issuance of Common Shares to any one participant, when combined with any other share compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares (on a non-diluted basis).

∎   Non-executive director participation in the Option Plan may not exceed more than CAD $100,000 based on the grant date.

Exercise Price

∎   The exercise price of stock options shall not be less than the “fair market value” of the Common Shares at the date of granting such stock option. For purposes of the Option Plan, “fair market value” means the weighted average price of the Common Shares on the TSX for the five trading days prior to the date on which the stock option is granted.

Vesting	∎ Stock options vest in three equal installments on each of the first three grant date anniversaries.

Term

∎   The term and expiry date of the stock options granted is determined at the discretion of the Board at the time of granting of the stock options; provided that the expiry is no later than the fifth anniversary of the grant date.

Change of Control

∎   In the event of a change of control, if the surviving, successor or acquiring entity does not assume the outstanding stock options, or if the Board otherwise determines in its discretion, all outstanding stock options are deemed to be vested and shall expire immediately prior to termination of the Option Plan, unless otherwise exercised, forfeited, or cancelled prior to termination of the Option Plan.

Amendments

∎   The Board has the ability to amend the Option Plan or any stock option outstanding thereunder without seeking shareholder approval, subject to applicable law. Such changes include, without limitation: (i) minor changes of a “housekeeping nature”; (ii) amending the vesting provisions of existing stock options; and (iii) changing the termination provisions of any stock option, provided it does not entail an extension beyond the original expiry date of such stock option or beyond five years from its grant date.

∎   Shareholder approval is required for the following amendments: (i) increasing the number of Common Shares reserved for issuance under the Option Plan; (ii) reducing the exercise price of a stock option; and (iii) any amendment to the amendment provisions of the Option Plan.

General

∎   Stock options are not transferable or assignable.

∎   No financial assistance is provided by the Company to facilitate the purchase of Common Shares under the Option Plan to the participants to whom such stock options have been granted.

PSU Plan

The Company’s PSU Plan was replaced by the LTI Plan approved in May 2020. Any future PSU awards will be made under the LTI Plan.

Pursuant to the former PSU Plan and the award agreements thereunder, PSUs vest (if at all) on the third anniversary of the date of grant and payouts are subject to a performance multiplier ranging from 0% to 200% based on a combination of absolute and relative performance measures as established by the Board. For PSUs awarded in 2019, the performance measures were Revenue and Adjusted EBITDA, each weighted 50%.

The PSUs awarded in 2019 under the PSU Plan shall payout at 0% if actual performance equals or is lesser than the minimum performance goals established and at 100% if target performance goals are achieved. If maximum performance goals are met, the 2019 PSUs shall payout at 200%. If actual performance falls between minimum and target performance or target and maximum performance, then the number of the PSUs that will be paid out will be calculated using straight-line interpolation. Performance measures and award payouts may be adjusted above or below the initial grant value at the time of vesting to reflect material changes to our performance and/or operating environment, or to reflect exceptional circumstances facing us. The use of discretion is based on recommendations by the Compensation Committee and approved by the Board.

At vesting, the number of PSUs that vest and are settled in cash, including dividends notionally reinvested, will be multiplied by the five-day weighted average trading price of our Common Shares on either the TSX or Nasdaq (whichever has the highest 20-day average trading volume) immediately preceding the date of vesting. None of the 2019 PSU awards will vest based on the Company’s performance against original goals.

Employee Share Purchase Plan

The Board has adopted the Existing ESPP to encourage ownership of Common Shares and to align the interest of employees, including NEOs, more closely with those of shareholders. All employees, including the NEOs, are eligible to participate in the Existing ESPP. Under the Existing ESPP, employees are able to purchase Common Shares up to an aggregate amount of 10% of their base salaries, with DIRTT contributing an additional 50% of each employee-contributed amount towards further purchases. The most recent amendment and restatement of the Existing ESPP, effective October 1, 2019, limited the number of Common Shares that can be purchased through the Existing ESPP to 5,500,000. All Common Shares are purchased through the facilities of the open market and all Common Shares purchased through DIRTT contributions are required to be held for a minimum of one year from the date of purchase. Contributions by DIRTT are a taxable benefit to employees. We are proposing to replace the Existing ESPP with the 2022 ESPP, as further outlined in “Proposal No. 4 – Approval of 2022 Employee Share Purchase Plan”. If the 2022 ESPP is not approved by shareholders, the Existing ESPP will be terminated effective June 30, 2022.

All Other Compensation

Our NEOs receive certain perquisites and other benefits, the value of which is disclosed in the “All Other Compensation” column of the Summary Compensation Table in accordance with Item 402(n) of Regulation S-K but are deemed immaterial pursuant to Item 402(o)(7) of Regulation S-K and thus are not described in detail.

Agreements with our NEOs

We have entered into employment agreements with each of our NEOs (the “Employment Agreements”). Under these Employment Agreements, each of our NEOs is entitled to a certain level of base salary, minimum short-term incentives under the VPP, as well as certain severance benefits upon a qualifying termination of employment. The Employment Agreements include customary restrictive covenants, including those precluding the executives from soliciting employees or competing with us for a period of time following termination of employment.

O’Meara Employment Agreement

On September 8, 2018, we entered into the O’Meara Employment Agreement. The O’Meara Employment Agreement was terminated in connection with Mr. O’Meara’s departure in 2022, but the agreement was in effect during the entirety of 2021 and will therefore be described below. The O’Meara Employment Agreement provides Mr. O’Meara with (i) an annualized base salary of U.S. $500,000, (ii) eligibility to participate in the VPP with a target short-term incentive bonus opportunity equal to 100% of annual base salary (with a guaranteed pro rata bonus for the 2018 calendar year of at least U.S. $150,000), (iii) eligibility to participate in the Option Plan and the PSU Plan, with an initial one-time grant under the Option Plan of 2,475,000 stock options, (iv) reimbursement of accounting and legal fees associated with the review and preparation of the O’Meara Employment Agreement, (v) reimbursement of all travel and out-of-pocket business expenses reasonably incurred or paid by Mr. O’Meara, including expenses related to travel to Calgary, Alberta, Canada, (vi) provision of director and officer insurance coverage or coverage under any other applicable insurance plans or policies for directors or officers of the Company, (vii) four weeks of vacation per calendar year, and (viii) eligibility to participate in our broad-based employee benefit plans, as may be adopted from time to time, subject to the eligibility requirements of such employee benefit plans, including the Existing ESPP. For information regarding the payments that the O’Meara Employment Agreement provides upon a termination of employment or a change of control, see “Additional Narrative Disclosure—Agreements with our NEOs—O’Meara Employment Agreement.”

Warawa Employment Agreement

On August 31, 2019, we entered into an executive employment agreement (the “Warawa Employment Agreement”) with Ms. Warawa. The Warawa Employment Agreement provides Ms. Warawa with (i) an annualized base salary of U.S. $375,000, (ii) eligibility to participate in the VPP with a target short-term incentive bonus opportunity equal to 50% of total salary paid to Ms. Warawa during the applicable calendar year, with a guaranteed target short-term bonus for the 2019 calendar year of no less than 40% of total salary (pro-rated for the year), (iii) eligibility to receive equity incentive compensation equal to 145% of salary each year, (iv) an annual cash incentive for each of 2019, 2020 and 2021 of up to $150,000 based on the achievement of personal performance objectives mutually agreed upon between Ms. Warawa and the President and Chief Executive Officer, with a guaranteed cash incentive for the 2019 calendar year of no less than $150,000 (pro-rated for the year), and an opportunity for additional cash incentives after 2021 if Ms. Warawa’s total target cash compensation (i.e., base salary plus short-term incentive bonus and cash incentive) is less than $712,500 at that time, such incentives to be based on Ms. Warawa’s personal performance and the Company’s financial performance, (v) a one-time grant of stock options with an aggregate grant date value of no less than $360,000, (vi) a one-time signing bonus of $240,000, (vii) payment or reimbursement of certain relocation expenses, (viii) payment or reimbursement of legal fees related to the review of the Warawa Employment Agreement, up a maximum of $5,000; (ix) the provision of living accommodations in Calgary, Alberta during the time that Ms. Warawa is commuting regularly to Calgary, (x) four weeks of vacation per calendar year (increasing by one week every five years of service up to a maximum of six weeks of vacation), and (xi) eligibility to participate in our broad-based employee benefit plans, as may be adopted from time to time, subject to the eligibility requirements of such employee benefit plans, including the ESPP. For information regarding the payments that the Warawa Employment Agreement provides upon a termination of employment or a change of control, see “Additional Narrative Disclosure—Agreements with our NEOs—Warawa Employment Agreement.”

Krause Amended Employment Agreement

On July 4, 2018, we entered into an amended and restated executive employment agreement (the “Krause Amended Employment Agreement”) with Mr. Krause. The Krause Amended Employment Agreement provides Mr. Krause with (i) an annualized base salary of CAD $300,000 (U.S. $231,446), (ii) eligibility to participate in the VPP with a target short-term incentive bonus opportunity equal to 50% of annual base salary for the 2018 calendar year, (iii) eligibility to participate in the Option Plan and the PSU Plan (with a guaranteed grant equal in value to CAD $210,000 (U.S. $162,012) for the 2018 calendar year, to be comprised 50% of stock options and 50% of PSUs), (iv) reimbursement of all travel and out-of-pocket business expenses reasonably incurred or paid by Mr. Krause, including any parking expenses at his place of work, (v) four weeks of vacation per calendar year, and (vi) eligibility to participate in our broad-based employee benefit plans, as may be adopted from time to time, subject to the eligibility requirements of such employee benefit plans, including the ESPP. In addition, the Krause Amended Employment Agreement provides for certain payments in connection with a change of control occurring within one year of Mr. Krause’s start date. For information regarding the payments that the Krause Amended Employment

Agreement provides upon a termination of employment or a change of control, see “Additional Narrative Disclosure—Agreements with our NEOs—Krause Amended Employment Agreement.”

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2021.

	Option Awards					Stock Awards

Named Executive Officer	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)(2)	Option exercise price ($)(3)	Option expiration date	Number of shares or units of stock that have not vested (#)(4)	Market value of shares or units of stock that have not vested ($)(5)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)(6)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(7)
Kevin P. O’Meara	750,000	-	1,725,000	5.00	9/17/2023
						494,118	1,063,493	494,117	1,063,490
Jennifer L. Warawa	241,042	-	-	4.79	9/17/2024
						267,730	576,237	106,617	229,472
Geoffrey D. Krause	80,368	40,184	-	6.14	5/16/2024
	42,000	-	-	5.00	9/17/2023
						232,032	499,404	92,402	198,877

(1)

Represents stock options granted under the former Option Plan (i) for Mr. O’Meara, on September 18, 2018, (ii) for Ms. Warawa, on September 18, 2019, and (iii) for Mr. Krause, on May 17, 2019 and September 18, 2018. Stock options held by our NEOs vested in equal 1/3 tranches on the first three anniversaries of the date of grant. Stock options awarded to Ms. Warawa on September 18, 2019 vested fully on December 31, 2019.

(2)

Represents stock options granted under the former Option Plan on September 18, 2019, 825,000 of which vest only when our share price reported on the TSX reaches CAD $13.26 and 900,000 stock options of which vest only when our share price reported on the TSX reaches CAD $19.89. Mr. O’Meara’s stock options have been cancelled in connection with his departure from the Company on January 18, 2022.

(3)

Stock option exercise price are originally in Canadian dollars, and have been converted to U.S. dollars using the exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 30, 2021 of CAD $1.2777 = U.S. $1.00.

(4)

The numbers in this column represent the unvested time-based RSUs granted on June 17, 2020 and March 1, 2021. Mr. O’Meara’s time-based RSUs have been cancelled in connection with his departure from the Company on January 18, 2022. Mr. Krause was granted PSUs under the former PSU Plan on May 17, 2019, for which the performance period ended on December 31, 2021. Based on the Company’s performance, none of the PSUs will vest.

(5)

Amounts in this column are calculated using a per-share value of CAD $2.75 (U.S. $2.15), which was the closing price of a share on the TSX on December 31, 2021, and have been converted to U.S. dollars using the exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 30, 2021 of CAD $1.2777 = U.S. $1.00.

(6)

The number in this column represents the target number of performance-based RSUs granted on June 17, 2020 and March 1, 2021, which will vest, if at all, on June 17, 2023 and March 1, 2024, respectively. Mr. O’Meara’s performance-based RSUs have been cancelled in connection with his departure from the Company on January 18, 2022.

(7)

Amounts in this column are calculated based on attaining target performance for the 2020 and 2021 performance-based RSUs using a per-share value of CAD $2.75 (U.S. $2.15), which was the closing price of a share on the TSX on December 31, 2021, and have been converted to U.S. dollars using the exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 30, 2021 of CAD $1.2777 = U.S. $1.00.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information about securities that may be issued under the outstanding equity compensation plans as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (2)	Weighted - average exercise price of outstanding options, warrants and rights (b) (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (4)
Equity compensation plans approved by security holders Option Plan LTI Plan	4,064,489 4,238,275	6.64	— 2,339,349

Equity compensation plans not approved by security holders(1)	3,164,540		2,335,460

TOTAL	11,467,304		4,674,809

(1)

The plan included in this row is our ESPP, which has not been approved by our shareholders. See “Executive Compensation- Narrative Disclosure to Summary Compensation Table- Long-Term Incentive Awards- Employee Share Purchase Plan” for a description of the material terms of the ESPP. Common Shares delivered under the ESPP are purchased on the open market and are not issued from treasury.

(2)

The number in this column, for performance-based awards granted under our LTI Plan, represents vesting at target performance levels. Note also that in connection with Mr. O’Meara’s departure from the Company on January 18, 2022, all performance stock options granted to Mr. O’Meara under the former Option Plan and all unvested time-based RSUs and performance-based RSUs granted under the LTI Plan have been cancelled.

(3)	The calculation of the weighted-average exercise price of outstanding stock options, warrants and rights excludes awards granted under the ESPP and is reflected in U.S. dollars.
(4)

The Common Shares reserved for issuance will be issuable upon the exercise or vesting of future awards issued under our LTI Plan. Effective May 22, 2020, no new stock options may be awarded under the former Option Plan.

The following table sets forth the annual burn rate of stock options and RSUs issued under the LTI Plan and the former Option Plan for the last three years.

Year	Number of Options or RSUs Granted (1)	Weighted Average Number of Securities Outstanding	Burn Rate (%)
2021	2,855,298	85,027,000	3.36
2020	2,619,609	84,681,000	3.09
2019	1,382,311	84,671,000	1.63

(1)  2020 and 2021 grants consist of RSUs awarded under the LTI Plan, and 2019 grant consist of Options awarded under the former Option Plan.

Additional Narrative Disclosure

Agreements with our NEOs

The Employment Agreements generally provide for severance payments and benefits following certain terminations of employment in exchange for the NEOs’ compliance with certain customary restrictive covenants.

O’Meara Employment Agreement

For Mr. O’Meara, upon termination of employment by us without “Just Cause,” by Mr. O’Meara for “Good Reason,” or on “Disability” (each as defined below), Mr. O’Meara will be eligible to receive (i) payment of accrued but unpaid salary, (ii) reimbursement of expenses incurred up to and including the date of termination, and, contingent on signing a release in form and with content satisfactory to the Company, (iii) payment of monthly costs under the Consolidated Omnibus Reconciliation Act of 1985 during the “Severance Period” (as defined below), (iv) continued payment of salary during the Severance Period, and (v) payment of a pro-rata bonus for the year of termination, based on actual performance.

The details of Mr. O’Meara’s contractual separation entitlements are being finalized.

As used in the O’Meara Employment Agreement, the following terms generally have the following definitions:

•

“Good Reason” means (i) a significant adverse alteration in Mr. O’Meara’s title, position, nature or status of responsibilities, (ii) the requirement to relocate Mr. O’Meara’s residence from Dallas, Texas, (iii) a reduction of 15% or more in salary or bonus opportunity, (iv) the discontinuation of any compensation plan or benefits plan that is material to Mr. O’Meara’s total compensation, unless replaced by an equally favorable plan, (v) our failure to ensure that any successor assumes the O’Meara Employment Agreement or (vi) our breach of any material provision of the O’Meara Employment Agreement;

•

“Just Cause” means (i) any willful misconduct, (ii) willful act of dishonesty or fraud, (iii) willful violation of our policies, (iv) gross negligence that has a material adverse effect on us or (v) conviction of a felony criminal offence punishable by indictment;

•

“Disability” means any physical or mental incapacity, disease or affliction which has prevented or which will prevent Mr. O’Meara from performing the essential duties of his position for either (x) 180 consecutive days or (y) any 240 days within any 365 consecutive days; and

•	“Severance Period” means 12 months, plus one month for each full or partial year of Mr. O’Meara’s employment with us, up to a maximum of 18 months.

Warawa Employment Agreement

For Ms. Warawa, upon termination of employment by us without “Just Cause” or by Ms. Warawa for “Good Reason” (each as defined below), Ms. Warawa will be eligible to receive (i) payment of accrued but unpaid salary and vacation entitlement, (ii) reimbursement of expenses incurred up to and including the date of termination, and, contingent on signing a release in form and with content satisfactory to the Company, (iii) reimbursement of the difference between the amount Ms. Warawa pays for continued health coverage pursuant to the Consolidated Omnibus Reconciliation Act of 1985, as amended, and the amount our other executives pay for similar coverage under our group health plans during the “Severance Period” (as defined below), (iv) continued payment of salary during the Severance Period, and (v) payment of a pro-rata bonus for the year of termination, based on actual performance.

As used in the Warawa Employment Agreement, the following terms generally have the following definitions:

•

“Good Reason” means (i) a material reduction in Ms. Warawa’s salary or authority, duties, and responsibilities, (ii) a material breach by the Company of any of its obligations under the Warawa Employment Agreement, or (iii) the relocation of Ms. Warawa’s principal place of employment by more than 50 miles from her principal place of employment as of the effective date;

•

“Just Cause” means (i) any gross negligence, willful misconduct, or breach of fiduciary duty, (ii) material neglect of duties, (iii) fraud, misappropriation, embezzlement, or malfeasance, (iv) willful or grossly negligent misfeasance or nonfeasance in office, (v) material breach of Company policy or any policy or law relating to non-discrimination, non-retaliation, or anti-harassment, (vi) breach of any non-competition, non-solicitation, confidentiality, or Company property covenants in the Warawa Employment Agreement, or (vii) conviction of or plea of no contest with respect to any crime involving fraud or moral turpitude; and

•

“Severance Period” means 12 months, plus one month for each complete year of Ms. Warawa’s employment with us following the effective date of the Warawa Employment Agreement, up to a maximum of 18 months.

Krause Amended Employment Agreement

For Mr. Krause, upon termination of employment by us without “Just Cause,” (as defined below) Mr. Krause will be eligible to receive (i) payment of accrued but unpaid salary and vacation, (ii) reimbursement of expenses incurred up to and including the date of termination, and, contingent on signing a release in form and with content satisfactory to the Company, (iii) continued payment of salary during the “Severance Period” (as defined below), and (iv) payment of a pro-rata bonus for the year of termination, based on actual performance. If a “Change of Control” (as defined below) had occurred within one year of Mr. Krause’s start date and his employment was terminated without Just Cause, or he resigned for any reason within 60 days thereafter, Mr. Krause would have been eligible to receive (i) payment of accrued but unpaid salary, (ii) a lump sum payment equal to 12 months’ salary, and (iii) the greater of (A) a pro-rata bonus for the year of termination, based on actual performance and (B) CAD $75,000 (U.S. $57,861).

As used in the Krause Amended Employment Agreement, the following terms generally have the following definitions:

•

“Change of Control” means (i) the sale of all or substantially all the assets of the Company, (ii) a merger, amalgamation or arrangement of the Company in a transaction or series of transactions in which the Company’s shareholders receive less than 51% of the shares of the new or continuing company that are issued and outstanding upon completion of such transaction or series of transactions and (iii) the acquisition, directly or indirectly, through one transaction or a series of transactions, by any single person or company, of an aggregate of more than 50% of the issued and outstanding Common Shares of the Company;

•	“Just Cause” means any act or omission which would be considered by a court of competent jurisdiction to amount to just cause at common law; and

•	“Severance Period” means 12 months, plus one month for each full or partial year of Mr. Krause’s employment with us, up to a maximum of 18 months.

Incentive Plans

LTI Plan

The treatment of LTI Plan awards upon the death, disability, retirement or termination of employment of a participant are set out in specific award agreement. Under the award agreements for time-based RSUs, except in the event of a “Change of Control”, if the participant’s service, consulting relationship, or employment with the Company is terminated for any reason other than death, “Disability”, “Retirement”, by the Company without “Cause” or by the participant for “Good Reason” (each as defined below) prior to the last vesting date, the unvested RSUs will be forfeited and the participant will cease to have any right or entitlement to receive any payment (whether in cash or Common Shares or other property) under those forfeited units.

If the participant’s service, consulting relationship, or employment with the Company is terminated by reason of death or Disability, by the Company without Cause, or by the participant for Good Reason prior to the last vesting date, a pro-rata portion of the participant’s unvested RSUs shall vest immediately prior to the participant’s termination date based on the number of complete months from the date of grant to the termination date, divided by the total number of months in the period beginning on the date of grant and ending on the applicable vesting date.

If the participant’s service, consulting relationship, or employment with the Company is terminated by reason of Retirement prior to the last vesting date, the participant’s unvested RSUs shall remain outstanding and subject to the terms of the LTI Plan and the award agreement until the end of the applicable vesting date. The continued vesting of the participant’s RSUs is subject to the participant’s compliance with any post-employment restrictive covenants set out in the award agreement, including any non-competition restriction.

As used in the award agreement, the following terms generally have the following definitions:

∎	“Cause” has the meaning used in the employment agreement between the NEO and the Company.

∎

“Good Reason” has the meaning used in the employment agreement between the NEO and the Company, if it is defined therein and, if not, it means: (a) without the express written consent of the participant, any material negative change or diminution of the participant’s authority, duties, reporting relationship, or responsibilities; (b) any material reduction in the participant’s base salary or hourly wage, as applicable, provided, however, that any reduction in base salary or hourly wage that applies to all similarly situated participants will not constitute “Good Reason” under the LTI Plan; (c) a change in the geographic location at which the participant must perform his or her services that is 50 miles or more from the principal location to which he or she was previously based as provided in his or her employment agreement, if any; or (d) any material breach by the Company of the participant’s employment agreement, if any, in each case, so long as the participant has provided the Company with written notice of the acts or omissions constituting grounds for Good Reason within 30 days of the condition first occurring and the Company shall have failed to rectify, as determined by the Company acting reasonably, any such acts or omissions within 30 days of the Company’s receipt of such notice.

∎

“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months and which causes an individual to be unable to engage in any substantial gainful employment-related activity, or any other condition of impairment that the Compensation Committee, acting reasonably, determines constitutes a disability.

∎

“Retirement” means a resignation from employment or engagement with the Company by the participant in circumstances the Compensation Committee, acting reasonably, deems to constitute retirement from employment or engagement, and not resignation to obtain alternate employment.

The terms of the award agreements for performance based RSUs are generally the same as the above, provided that the pro rata vesting of the target number of performance based RSUs granted is based on the number of complete months from the first day of the performance period to the termination date, divided by the total number of months in the performance period and the award continues to be subject to the applicable performance criteria.

Under the terms of the LTI Plan, unless otherwise provided in the applicable award agreement, if, upon a Change of Control (as defined below), the successor entity does not assume outstanding awards or substitute similar awards on the same terms as the original awards, the vesting of all then outstanding awards will be accelerated in full with effect immediately prior to the Change of Control (vesting for performance-based Awards will be calculated based on target performance through the date of the transaction).

Under the terms of the LTI Plan, unless otherwise provided in the applicable award agreement, if, within 12 months following a Change of Control, a participant’s service, consulting relationship, or employment with the Company is terminated without Cause or the participant resigns from his or her employment with the Company for Good Reason (as those terms are defined in the LTI Plan), the vesting and exercisability of all awards then held by such participant will be accelerated in full and the expiration date of the options and the share appreciate rights shall be the 60th day following the termination date.

A “Change of Control” means the occurrence of any of the following: (a) the acquisition by any person or any persons acting jointly or in concert, whether directly or indirectly, of voting securities of the Company which together with all other voting securities of the Company held by such persons, constitute, in the aggregate, 50% or more of the votes attached to all outstanding voting securities of the Company; (b) a merger, amalgamation, arrangement, or other form of business combination of the Company with another person which results in the holders of voting securities of that other person holding, in the aggregate, 50% or more of the votes attached to all outstanding voting securities of the Company; (c) the acquisition by any person or any persons acting jointly or in concert, whether directly or indirectly, of all or substantially all of the assets of the Company to another person during any 12 month period, other than in the ordinary course of business of the Company or to any person that controls or is controlled by the Company or that is controlled by the same person as the Company; or (d) a majority of the members of the Board are replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election.

Stock Option Plan

The Option Plan provides that if a participant ceases to be employed by us, other than by reason of death, “Disability” or “Retirement” (each as defined below), his or her stock options shall expire on the 60th day following such participant’s termination date, unless such participant was terminated for “Cause,” resigned without “Good Reason” or was ordered to resign by any “Regulatory Authority” having jurisdiction to do so (each as defined below).

In the event of a participant’s death, Disability or Retirement, his or her stock options will expire on the date that is six months following such participant’s termination date.

If the participant’s employment is terminated by us without Cause or by the participant for Good Reason, in each case, within 12 months of a “Change of Control” (as defined below), then all unvested stock options held by such participant shall immediately vest and the expiration date of such stock options shall be the 60th day following the participant’s termination date.

As used in the Option Plan, the following terms generally have the following definitions:

•

“Cause” means (i) fraud, misappropriation of our property or funds, embezzlement, malfeasance, misfeasance or nonfeasance in office, which is willfully or grossly negligent on the part of the participant, (ii) the willful allowance by the participant of allowing his or her personal interests to come into conflict in any material way with our interests, (iii) the breach by the participant of any non-competition, non-solicitation or confidentiality covenants in the participant’s employment agreement, or (iv) any other reason which would be concluded by a court of competent jurisdiction to amount to just cause at common law;

•

“Change of Control” means (i) the acquisition by any single person or company, directly or indirectly, of at least 50% of our voting power, (ii) a merger, amalgamation or arrangement of the Company with another company which results in the holders of the voting securities in that other company holding 50% or more of our voting power, (iii) the sale, lease or exchange of all or substantially all of our assets, other than in the ordinary course of business or to any single person or company that controls or is controlled by the same person or company as us, and (iv) the replacement of a majority of the members of the Board during any 12-month period by directors whose appointment is not endorsed by a majority of the current Board members;

•

“Disability” means a medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months and which causes the participant to be unable to engage in any substantial gainful employment-related activity, or any other condition of impairment that the Compensation Committee, acting reasonably, determines constitutes a disability;

•

“Good Reason” means, without the participant’s written consent, (i) a material change or diminution of the participant’s title, authority, status, duties, reporting relationship, or responsibilities, (ii) a material reduction in the participant’s salary, benefits, pension, variable and incentive compensation (including discretionary bonuses), perquisites and allowances, (iii) the requirement that the participant be based anywhere other than at the principal location to which he or she is based in his or her employment agreement, (iv) our breach of any material provision of the participant’s employment agreement, or (v) any other reason that would be concluded by a court of competent jurisdiction to amount to a constructive dismissal at common law;

•

“Regulatory Authority” means any securities commission, stock exchange or similar securities regulatory body having jurisdiction over us, the Option Plan or the stock options granted from time to time under the Option Plan; and

•

“Retirement” means the participant’s resignation from employment with us in circumstances the Board or Compensation Committee, acting reasonably, determines to constitute retirement from employment, and not resignation to obtain alternate employment.

PSU Plan

Pursuant to the PSU Plan, in the event a participant’s employment is terminated by us without “Cause,” by the participant for “Good Reason,” or due to the participant’s death or “Long-Term Disability” (each as defined below) prior to such participant’s PSU awards becoming vested, then a pro rata portion of the participant’s unvested PSUs and related dividend equivalent rights shall vest, based on the number of complete months from the date of grant until the participant’s termination date, divided by the total number of months in the applicable performance period, based on target performance.

In the event a participant’s employment ends due to his or her “Retirement” (as defined below), then the participant’s unvested PSUs shall remain outstanding and eligible to vest based on achievement of the applicable performance metrics as of the end of the applicable performance period.

If a participant is terminated by us without Cause or resigns with Good Reason, in each case, within 12 months of a “Change of Control,” (as defined below) then all of the participant’s unvested PSUs and related dividend equivalent rights shall immediately become vested, based on target performance.

As used in the PSU Plan, “Cause,” “Change of Control,” “Good Reason”, and “Retirement” have the same meaning given to such terms in the Option Plan, and “Long-Term Disability” has the same meaning given to the term “Disability” in the Option Plan.

DIRECTOR COMPENSATION

Non-executive directors are compensated by annual retainer, payable in cash and equity. The equity component is currently in the form of deferred share units (“DSUs”) under our Deferred Share Unit Plan for Non-Employee Directors (the “DSU Plan”). Director compensation levels are set below median compared to the Company’s peer group.

The retainers payable to members of the Board and each committee of the Board are as follows:

Compensation
Board / Committee	Member	Chair
Board	Annual retainer of $100,000	Annual retainer of $150,000
Audit Committee	Additional annual retainer of $7,500	Additional annual retainer of $15,000
Nominating and Governance Committee	Additional annual retainer of $5,000	Additional annual retainer of $10,000
Compensation Committee	Additional annual retainer of $5,000	Additional annual retainer of $10,000
Special Committee and Second Special Committee	Per meeting attendance fee of $1,000[1]	Per meeting attendance fee of $1,000[1]

(1)

If the aggregate amount of fees payable to a member would exceed $25,000, the Special Committee or the Second Special Committee, as applicable, must seek guidance and approval from the Board with respect to an increase of the fees payable.

We also reimburse the directors for out-of-pocket expenses for attending meetings.

Directors do not receive fees for attending meetings of the Board or standing committees; however, directors may be compensated for additional committee work as approved by the Board from time to time, including as members of the Special Committee and Second Special Committee as outlined above. Mr. O’Meara did not receive any additional compensation for his service as a director.

We have entered into indemnification agreements with each of our directors.

DSU Plan

The Board adopted and approved the DSU Plan as part of our transition away from stock options for our non-employee directors. DSUs are notional units which have the same value as the Common Shares. Under the DSU Plan, non-employee directors will be credited a minimum of 50% of their annual retainer, and may elect, irrevocably and in advance, to receive up to 100% of their annual retainer in DSUs quarterly. The number of DSUs granted quarterly is determined using the five-day weighted average trading price of the Common Shares immediately prior to each grant date, on the exchange (TSX or Nasdaq) with the higher trading volume for the 20 days immediately prior to such grant date.

The DSU Plan provides that upon a non-employee director’s resignation, death, or retirement from the Board, such non-employee director shall receive a cash payment equal to the five-day weighted average trading price of the Common Shares underlying the DSUs held by such non-employee director, determined as of the date of such non-employee director’s resignation, death, or retirement from the Board, on the exchange (TSX or Nasdaq) with the higher trading volume for the 20 days immediately prior to such determination date. In connection with Mr. Boulais’ departure from the Board in May 2021, he received $210,766.26in exchange for his outstanding DSUs. Mr. John (Jack) F. Elliott and Ms. Christine E. McGinley resigned from the Board on June 30 and August 31, 2020 respectively, and elected a redemption date of December 15, 2021 for their DSUs, in accordance with the DSU Plan. Mr. Elliott and Ms. McGinley were paid $71,028 and $102,919, respectively, upon redemption of their DSUs in December 2021.

Director Share Ownership Guidelines

Pursuant to the terms of our Director Share Ownership Guidelines, approved on November 3, 2015 and amended on October 3, 2019, within five years of the later of appointment or adoption of the guidelines, each of our non-employee directors is required to hold a number of Common Shares equivalent in value to three times his or her annual base retainer. Common Shares that may be counted towards a director’s ownership include (i) Common Shares purchased on the open market or received through share-based grants from the Company, (ii) Common Shares indirectly owned by the director, including shares held by a spouse or other immediate family member, (iii) Common Shares held in trust for the benefit of the director, his or her spouse or children or direct descendants, (iv) Common Shares underlying stock options, whether or not vested, and (v) DSUs awarded under the DSU Plan, with each unit counting as one Common Share. All directors are in compliance with the Director Share Ownership Guidelines.

Director Compensation Table

The following table sets forth a summary of the compensation we paid to our non-employee directors during 2021. Amounts paid to the directors below were originally paid in U.S. dollars; therefore there is not a currency conversion applicable to this table.

Director	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)	Total Compensation ($)

Wayne T. Boulais (1)	14,063	14,063	-	28,126
Michael T. Ford	55,750	53,750	-	109,500
Denise E. Karkkainen	77,250	61,250	-	138,500
Shauna R. King	63,500	57,500	-	121,000
Todd W. Lillibridge	81,072	67,072	-	148,144
James (Jim) A. Lynch (2)	44,523	42,523	-	86,506
Steven E. Parry	64,300	64,300	-	128,600
Diana R. Rhoten (2)	49,649	43,649	-	93,298

(1)	Mr. Boulais ceased to be a director effective May 6, 2021.
(2)	Mr. Lynch and Dr. Rhoten were appointed as directors effective March 19, 2021.
(3)

Amounts in this column include annual retainers as well as additional compensation for special committee work undertaken by directors and approved by the Board. In 2021, the Board established the Special Committee to review and consider the Requisition. The Board also established a special committee to oversee the management transition.

(4)

Amounts in this column for all non-employee directors represent the aggregate grant date fair value of the DSUs granted to the non-employee directors during the 2021 calendar year, calculated in accordance with FASB ASC Topic 718. The FASB ASC Topic 718 value for the DSUs was calculated using the five-day volume-weighted average trading price of the Common Shares as reported on the TSX or Nasdaq on the grant date (whichever exchange had the higher average trading volume for the 20 days immediately prior), applied to the total number of DSUs granted. The aggregate additional information regarding the assumptions underlying these calculations is available in Note 14 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2021. There are no outstanding unvested DSUs as such awards are fully vested upon grant, but as of December 31, 2021, the following number of DSUs were held by each of our directors: Mr. Ford, 30,431; Ms. Karkkainen, 81,342; Ms. King, 32,551; Mr. Lillibridge, 74,899; Mr. Lynch 15,430; Mr. Parry, 110,814; and Dr. Rhoten 16,110.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Parties

Other than the director and executive compensation arrangements discussed above in “Executive Compensation” and “Director Compensation,” there have not been any transactions since January 1, 2021, to which we have been or will be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of any class of our voting shares, or any member of the immediate family of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Related Party Transactions Policy

The Company has adopted a written Related Party Transactions Policy, which provides that our Nominating and Governance Committee is responsible for reviewing “related party transactions,” which are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships), to which we are a party, in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has, had or will have a direct or indirect material interest. For purposes of this policy, a “related person” is defined to include a director, executive officer, nominee for director and greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, and any of their immediate family members. In determining whether to approve or ratify any such transaction, the Nominating and Governance Committee will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms comparable to the terms generally available to unaffiliated third parties under the same or similar circumstances and (ii)  the extent of the related party’s interest in the transaction.

Interest of Informed Persons in Material Transactions

Management is not aware of any material interest, direct or indirect, of any informed person of the Company, any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

Indebtedness of Directors and Executive Officers

As of the date of this Proxy Statement, no current or proposed director, executive officer, other corporate officer or employee of the Company, or any former director, executive officer, other corporate officer or employee of the Company, or any associate of any of the foregoing, is, or has been at any time during 2021, indebted to the Company or its subsidiaries, either in connection with the purchase of securities of the Company or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table includes information, as of March 4, 2022, about the beneficial ownership of our Common Shares for:

•	each shareholder known by us to own beneficially 5% or more of our Common Shares;

•	each of our directors;

•	each of the named executive officers included in our Summary Compensation Table; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise indicated by footnote, the number of shares and percentage ownership indicated in the following table is based on 85,593,871 outstanding Common Shares as of March 4, 2022. Our Common Shares subject to stock options or other derivative instruments that are currently exercisable or exercisable within 60 days of March 4, 2022 are deemed to be outstanding and to be beneficially owned by the entity or person holding such stock options or other derivative instrument for the purpose of computing the percentage ownership of such entity or person but are not treated as outstanding for the purpose of computing the number of shares owned and percentage ownership of any other entity or person.

Unless otherwise indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the following table will have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them, except to the extent authority is shared by spouses under community property laws. The business address for each of our directors and executive officers is c/o DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
5% shareholders
22NW Fund, LP (1)	16,124,049	18.89%
726 BC LLC, 726 BF LLC and Shaun Noll (2)	11,475,626	13.45%
MAK Capital One L.L.C. (3)	9,915,415	11.4%
NGEN LP (4)	7,283,697	8.53%
683 Capital Management, LLC (5)	6,387,097	7.5%
American Century Investment Management, Inc. (6)	5,014,737	5.88%
Directors and NEOs
Michael T. Ford	-	-
Denise E. Karkkainen (7)	50,400	*
Shauna R. King (8)	20,000	-
Todd W. Lillibridge (9)	484,700	*
James (Jim) A. Lynch	-	-
Steven E. Parry (10)	62,300	*
Diana R. Rhoten	-	-
Jennifer L. Warawa (11)	385,508	*
Geoffrey D. Krause (12)	262,212	*

All directors and executive officers as a group (12 persons)	1,171,688	2.01%

*	Less than 1%.

(1)

The collective ownership of Common Shares of 22NW Fund, LP, Aron English, Ryan Broderick, Bryson Hirai-Hadley, Alexander Jones and Cory Mitchell, as reported on Schedule 14A filed with the SEC on January 7, 2022. The address of 22NW Fund, LP is 1455 NW Leary Way, Suite 400, Seattle, WA 98107.

(2)	As reported on a Schedule 13D/A filed with the SEC on January 14, 2022. The address of Mr. Noll is 2494 Sand Hill Rd., Menlo Park, CA, 94025.
(3)

As reported on a Schedule 13G/A filed with the SEC on February 14, 2022. Mak Capital One L.L.C. (“MAK”) is the holder of (i) 8,055,200 Common Shares, and (ii) 1,860,215 Common Shares issuable upon conversion of a 6% convertible subordinated debenture of the Company. The address of MAK is 590 Madison Avenue, Suite 2401, New York, NY 10022.

(4)	Based on information provided by the shareholder as of February 16, 2022. The address of NGEN LP is 733 Third Avenue, New York, NY 10017.
(5)

As reported on a Schedule 13G/A filed with the SEC as of February 14, 2022, including 43,011 shares owned by 683 Maiden Fund LP. The address of 683 Capital Management, LLC is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(6)	As reported on a Schedule 13G/A filed with the SEC on February 4, 2022. The address of American Century Investment Management, Inc. is 4500 Main Street, 9th Floor, Kansas City, MO 64111.
(7)	Consists of 50,400 Common Shares held of record by Ms. Karkkainen.
(8)	Consists of 20,000 Common Shares held of record by Ms. King.
(9)	Consists of 484,700 Common Shares held of record by Mr. Lillibridge.
(10)	Consists of 62,300 Common Shares held of record by Mr. Parry.
(11)	Consists of (i) 144,466 Common Shares held of record by Ms. Warawa and (ii) 241,042 Common Shares subject to stock options exercisable within 60 days of March 4, 2022.
(12)	Consists of (i) 139,844 Common Shares held of record by Mr. Krause and (ii) 122,368 Common Shares subject to stock options exercisable within 60 days of March 4, 2022.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the U.S. Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. PwC, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management and PwC the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021. The Audit Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee also received the written disclosures and the letter from PwC that are required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence. On the basis of the foregoing, the Audit Committee concluded that PwC is independent from the Company, its affiliates and management.

Based upon its review of the Company’s audited financial statements and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for such fiscal year, which was filed with the SEC.

This report has been furnished by the members of the Audit Committee.

Submitted by the Audit Committee of the Board

Shauna R. King (Chair)

Michael T. Ford

Denise E. Karkkainen

James (Jim) A. Lynch

OTHER MATTERS

Management is not aware of any other business to come before the Meeting, or any adjournment or postponement thereof, other than as set forth herein. If any other business properly comes before the Meeting, or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Exchange Act, it is the intention of the persons named in the proxy form to vote the Common Shares represented thereby in accordance with their best judgment on such matter. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our Corporate Secretary in the form prescribed by our current by-laws, as described under “Shareholder Proposals.”

Householding

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for the proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of the proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of materials, please notify the Company or Broadridge Financial Solutions at the address or telephone number listed below, and the Company will then promptly deliver such additional materials to you. Shareholders who have multiple accounts in their names or who share an address with other shareholders can request “householding” and authorize your broker to discontinue mailings of multiple annual reports and management information circular and proxy statements by contacting the same addresses or telephone numbers below:

DIRTT Environmental Solutions Ltd. 7303 30th Street S.E. Calgary, Alberta Canada T2C 1N6 Tel: (403) 723-5000 Attention: Investor Relations	Broadridge Financial Solutions 51 Mercedes Way Edgewood, NY 11717 Tel: 1-800-542-1061 Attention: Householding Department	Broadridge Financial Solutions 4 King Street West, Suite 500 Toronto, Ontario Canada M5H IB6 Tel: (416) 350-0999 Attention: Householding Department

SHAREHOLDER PROPOSALS

Shareholder Proposals

The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the Business Corporations Act (Alberta) (the “ABCA”) with respect to shareholder proposals. As set out under the ABCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the management information circular and proxy statement, because compliance with applicable law is a prerequisite for inclusion.

A shareholder proposal submitted pursuant to the rules of the SEC under Rule 14a-8 of the Exchange Act for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2023 annual meeting of shareholders of the Company (other than in respect of the nomination of directors) must be received by the Company no later than             , 2022 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

The ABCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for the annual meeting of shareholders of the Company, any such shareholder proposal under the ABCA must be received by the Company at least 90 days before the anniversary date of the last annual meeting of shareholders, or January 26, 2023, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2023 annual meeting of shareholders of the Company.

Written requests for inclusion of a shareholder proposal pursuant to the rules of the SEC under the Exchange Act or pursuant to the ABCA should be addressed to our Corporate Secretary at our principal executive offices as follows:

DIRTT Environmental Solutions Ltd.

7303 30th Street S.E.

Calgary, Alberta

Canada T2C 1N6

Attention: Corporate Secretary

Other Proposals or Nomination under the Advance Notice Provision

Our current by-laws include advance notice provisions. These provisions are generally intended to provide shareholders, directors and management of the Company with a clear framework for nominating directors. These provisions set deadlines for a shareholder to notify the Company of his, her or its intention to nominate one or more directors at a shareholders’ meeting, and explains the information that must be included with the notice for it to be valid.

In the case of the 2023 annual meeting of shareholders, notice must be given to the Company not less than 30 days prior to the date of the 2023 annual meeting of shareholders; provided, however, that if the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of meeting was made, notice shall be given not later than the close of business on the tenth day following such public announcement. Our current by-laws are available on our website at www.dirtt.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

ANNUAL REPORT, PROXY STATEMENT AND OTHER INFORMATION

We file or furnish annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, including DIRTT, that file electronically with the SEC. We are also subject to requirements of the applicable securities laws of Canada, and documents that we file with the Canadian Securities Administrators may be found at www.sedar.com.

Our 2021 annual report to shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2021, is being made available to shareholders concurrently with this Proxy Statement.

Our Annual Report on Form 10-K for the year ended December 31, 2021 contains financial information, including financial statements and management’s discussion and analysis for our most recently completed fiscal year. Our Annual Report on Form 10-K for the year ended December 31, 2021, and other information may be obtained without charge upon written request addressed to 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6 or by telephone at (403) 723-5000, in each case Attention: Investor Relations.

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone to provide you with different information. This Proxy Statement is dated March 7, 2022. You should assume that the information contained in this Proxy Statement is accurate as of that date only. Our business, financial condition, results of operations and prospects may have changed since that date.

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o 7303 – 30th Street S.E., Calgary, AB, Canada T2C 1N6. Mr. Chiappone’s business address is 2500 Columbia Ave., Lancaster, PA 17603.

Name	Present Principal Occupation
Todd W. Lillibridge	Interim Chief Executive Officer and Director, DIRTT Environmental Solutions, Ltd.
Michael T. Ford	Corporate Vice President, Global Real Estate and Security, Microsoft Corporation
Denise E. Karkkainen	Director, DIRTT Environmental Solutions, Ltd.
Shauna King	Director, DIRTT Environmental Solutions, Ltd.
James A. Lynch	Senior Vice President & General Manager, Autodesk
Steven E. Parry	President, Skara Brae Strategy Consultants
Diana Rhoten	Independent Consultant
Charlie Chiappone	Senior Vice President, Ceiling and Wall Solutions, Armstrong World Industries, Inc.

Officers and Employees

Executive officers and employees of the Company who are Participants are listed below. The business address for each is c/o 7303 – 30th Street S.E., Calgary, AB, Canada T2C 1N6. Their present principal occupations are stated below.

Name	Present Principal Occupation
Geoffrey D. Krause	Chief Financial Officer, DIRTT Environmental Solutions, Ltd.
Jeffrey A. Calkins	Chief Operating Officer, DIRTT Environmental Solutions, Ltd.
Mark C. Greffen	Chief Technology Officer, DIRTT Environmental Solutions, Ltd.
Charles R. Kraus	Senior Vice President, General Counsel and Corporate Secretary, DIRTT Environmental Solutions, Ltd.
Jennifer L. Warawa	Senior Vice President, Chief Commercial Officer, DIRTT Environmental Solutions, Ltd.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants (other than Mr. Chiappone) as of February 15, 2022 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. As of February 15, 2022, Mr. Chiappone does not beneficially own any Common Shares.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

1

Name	Date	Title of Security	Number of Shares	Transaction
Jeffrey A. Calkins	03/20/2020	Common Shares	10,000	Open Market Purchase
	06/17/2020	Restricted Share Units	173,333	Grant, Award or Other Acquisition
	03/01/2021	Restricted Share Units	76,471	Grant, Award or Other Acquisition
	03/01/2021	Performance-Based Restricted Units	76,470	Grant, Award or Other Acquisition
	06/17/2021	Common Shares	57,777	Vesting of Restricted Share Units
	06/17/2021	Restricted Share Units	(57,777)	Exercise or Conversion of Restricted Share Units
	06/17/2021	Common Shares	(27,501)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	25,490	Vesting of Restricted Share Units
	03/01/2022	Restricted Share Units	(25,490)	Exercise or Conversion of Restricted Share Units
	03/01/2022	Common Shares	(11,318)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	18,925	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	(8,403)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Restricted Share Units	113,282	Grant, Award or Other Acquisition
	03/01/2022	Performance-Based Restricted Units	113,281	Grant, Award or Other Acquisition

Michael T. Ford	09/30/2020	Deferred Share Unit	5,768	Grant, Award or Other Acquisition
	12/31/2020	Deferred Share Unit	5,427	Grant, Award or Other Acquisition
	03/31/2021	Deferred Share Unit	4,449	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,200	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,256	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	7,331	Grant, Award or Other Acquisition

Mark C. Greffen	06/17/2020	Restricted Share Units	173,333	Grant, Award or Other Acquisition
	03/01/2021	Restricted Share Units	76,471	Grant, Award or Other Acquisition
	03/01/2021	Performance-Based Restricted Share Units	76,470	Grant, Award or Other Acquisition
	06/17/2021	Common Shares	57,777	Vesting of Restricted Share Units
	06/17/2021	Restricted Share Units	(57,777)	Exercise or Conversion of Restricted Share Units
	06/17/2021	Common Shares	(27,733)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	09/28/2021	Performance Share Units	2,132	Grant, Award or Other Acquisition
	09/28/2021	Performance Share Units	(2,132)	Disposition to the Issuer
	03/01/2022	Common Shares	25,490	Vesting of Restricted Share Units
	03/01/2022	Restricted Share Units	(25,490)	Exercise or Conversion of Restricted Share Units
	03/01/2022	Common Shares	(12,236)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	19,016	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	(9,128)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Restricted Share Units	113,282	Grant, Award or Other Acquisition
	03/01/2022	Performance-Based Restricted Units	113,281	Grant, Award or Other Acquisition

Denise E. Karkkainen	03/10/2020	Common Shares	15,000	Open Market Purchase
	03/21/2020	Deferred Share Unit	14,377	Grant, Award or Other Acquisition
	06/30/2020	Deferred Share Unit	12,716	Grant, Award or Other Acquisition
	09/30/2020	Deferred Share Unit	9,832	Grant, Award or Other Acquisition
	12/31/2020	Deferred Share Unit	6,184	Grant, Award or Other Acquisition
	03/31/2021	Deferred Share Unit	5,070	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,646	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,849	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	8,354	Grant, Award or Other Acquisition
	03/02/2022	Common Shares	2,100	Open Market Purchase

Shauna King	09/30/2020	Deferred Share Unit	6,170	Grant, Award or Other Acquisition
	12/31/2020	Deferred Share Unit	5,805	Grant, Award or Other Acquisition
	03/31/2021	Deferred Share Unit	4,759	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,423	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,552	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	7,842	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	5,000	Open Market Purchase
	03/02/2022	Common Shares	15,000	Open Market Purchase

Charles R. Kraus	03/20/2020	Common Shares	10,000	Open Market Purchase
	06/17/2020	Restricted Share Units	144,444	Grant, Award or Other Acquisition
	03/01/2021	Restricted Share Units	63,726	Grant, Award or Other Acquisition
	03/01/2021	Performance-Based Restricted Share Units	63,725	Grant, Award or Other Acquisition
	05/17/2021	Common Shares	(18,500)	Open Market or Private Sale
	06/17/2021	Common Shares	48,148	Vesting of Restricted Share Units
	06/17/2021	Restricted Share Units	(48,148)	Exercise or Conversion of Restricted Share Units
	06/17/2021	Common Shares	(18,104)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	06/18/2021	Common Shares	(15,000)	Open Market or Private Sale
	03/01/2022	Common Shares	21,241	Vesting of Restricted Share Units
	03/01/2022	Restricted Share Units	(21,241)	Exercise or Conversion of Restricted Share Units
	03/01/2022	Common Shares	(7,520)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	21,591	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	(7,643)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Restricted Share Units	113,282	Grant, Award or Other Acquisition
	03/01/2022	Performance-Based Restricted Share Units	113,281	Grant, Award or Other Acquisition

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Name	Date	Title of Security	Number of Shares	Transaction
Geoffrey D. Krause	06/17/2020	Restricted Share Units	209,444	Grant, Award or Other Acquisition
	03/01/2021	Restricted Share Units	92,402	Grant, Award or Other Acquisition
	03/01/2021	Performance-Based Restricted Share Units	92,402	Grant, Award or Other Acquisition
	06/17/2021	Common Shares	69,814	Vesting of Restricted Share Units
	06/17/2021	Restricted Share Units	(69,814)	Exercise or Conversion of Restricted Share Units
	06/17/2021	Common Shares	(33,511)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	09/28/2021	Performance Share Units	16,432	Grant, Award or Other Acquisition
	09/28/2021	Performance Share Units	(16,432)	Disposition to the Issuer
	03/01/2022	Common Shares	30,800	Vesting of Restricted Share Units
	03/01/2022	Restricted Share Units	(30,800)	Exercise or Conversion of Restricted Share Units
	03/01/2022	Common Shares	(14,784)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	22,473	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	(10,787)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Restricted Share Units	113,282	Grant, Award or Other Acquisition
	03/01/2022	Performance-Based Restricted Units	113,281	Grant, Award or Other Acquisition

Todd W. Lillibridge	02/28/2020	Common Shares	39,500	Open Market Purchase
	03/02/2020	Common Shares	39,500	Open Market Purchase
	03/31/2020	Deferred Share Unit	12,323	Grant, Award or Other Acquisition
	06/30/2020	Deferred Share Unit	10,899	Grant, Award or Other Acquisition
	09/30/2020	Deferred Share Unit	8,802	Grant, Award or Other Acquisition
	12/31/2020	Deferred Share Unit	5,553	Grant, Award or Other Acquisition
	03/31/2021	Deferred Share Unit	5,424	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,423	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	5,802	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	10,229	Grant, Award or Other Acquisition
	01/18/2022	Restricted Share Units	115,207	Grant, Award or Other Acquisition
	01/18/2022	Performance-Based Restricted Share Units	115,207	Grant, Award or Other Acquisition
	01/31/2022	Restricted Share Units	10,729	Grant, Award or Other Acquisition
	02/28/2022	Common Shares	179,633	Open Market Purchase
	03/01/2022	Common Shares	70,367	Open Market Purchase

James A. Lynch	03/31/2021	Deferred Share Unit	643	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,200	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,256	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	7,331	Grant, Award or Other Acquisition

Steven E. Parry	03/05/2020	Common Shares	5,200	Open Market Purchase
	03/31/2020	Deferred Share Unit	17,605	Grant, Award or Other Acquisition
	06/30/2020	Deferred Share Unit	15,570	Grant, Award or Other Acquisition
	09/30/2020	Deferred Share Unit	12,040	Grant, Award or Other Acquisition
	12/31/2020	Deferred Share Unit	7,572	Grant, Award or Other Acquisition
	03/31/2021	Deferred Share Unit	6,208	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	4,465	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,331	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	7,160	Grant, Award or Other Acquisition
	02/28/2022	Common Shares	5,000	Open Market Purchase
	03/01/2022	Common Shares	5,000	Open Market Purchase
	03/02/2022	Common Shares	5,000	Open Market Purchase
	03/03/2022	Common Shares	10,000	Open Market Purchase
	03/04/2022	Common Shares	5,000	Open Market Purchase

Diana R. Rhoten	03/31/2021	Deferred Share Unit	628	Grant, Award or Other Acquisition
	06/30/2021	Deferred Share Unit	3,126	Grant, Award or Other Acquisition
	09/30/2021	Deferred Share Unit	4,514	Grant, Award or Other Acquisition
	12/31/2021	Deferred Share Unit	7,842	Grant, Award or Other Acquisition

Jennifer Warawa	06/15/2020	Common Shares	25,000	Open Market Purchase
	06/17/2020	Restricted Share Units	241,667	Grant, Award or Other Acquisition
	03/01/2021	Restricted Share Units	106,618	Grant, Award or Other Acquisition
	03/01/2021	Performance-Based Restricted Share Units	106,617	Grant, Award or Other Acquisition
	06/17/2021	Common Shares	80,555	Vesting of Restricted Share Units
	06/17/2021	Restricted Share Units	(80,555)	Exercise or Conversion of Restricted Share Units
	06/17/2021	Common Shares	(30,934)	Payment of Exercise Price or Tax liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	35,539	Vesting of Restricted Share Units
	03/01/2022	Restricted Share Units	(35,539)	Exercise or Conversion of Restricted Share Units
	03/01/2022	Common Shares	(14,181)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Common Shares	80,677	Grant, Award or Other Acquisition
	03/01/2022	Common Shares	(32,190)	Payment of Exercise Price or Tax Liability by Delivering or Withholding Securities Incident to the Receipt, Exercise or Vesting of Restricted Stock Units
	03/01/2022	Restricted Share Units	130,710	Grant, Award or Other Acquisition
	03/01/2022	Performance-Based Restricted Units	130,709	Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any Common Shares or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses

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or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

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APPENDIX B

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

2022 EMPLOYEE SHARE PURCHASE PLAN

1.	Purpose

The purpose of the DIRTT Environmental Solutions Ltd. 2022 Employee Share Purchase Plan (the “Plan”) is to advance the interests of DIRTT Environmental Solutions Ltd. (together with any corporate successor, the “Corporation”), and its shareholders by providing Eligible Employees (as defined below) of the Corporation and its Designated Subsidiaries (as defined below) with an opportunity to acquire a proprietary interest in the Corporation by purchasing Shares (as defined below) through payroll deductions. It is the intention of the Corporation and its Designated Subsidiaries that the Plan qualify and operate: (i) with respect to Canadian Participants (as defined below), as an “employee savings or thrift plan” (as defined in Canada Revenue Agency Interpretation Bulletin IT-502, Employee Benefit Plans and Employee Trusts [archived], or any successor publication thereto), for the purposes of the Tax Act (as defined below); and (ii) with respect to U.S. Participants (as defined below), as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation and operation in a manner consistent with the requirements of an employee savings or thrift plan and Section 423 of the Code, as applicable.

2.	Definitions

“Administrator” has the meaning set forth in Section 3(a).

“Blackout Period” means a blackout period contemplated in the Corporation’s Insider Trading and Disclosure Policy, which, for the sake of clarity, will include both quarterly blackout periods and other blackout periods as determined by the Corporation from time to time.

“Board” means the Board of Directors of the Corporation.

“Canadian Participant” means an Eligible Employee who is resident in Canada for the purposes of the Tax Act and/or who participates in the Plan by virtue of his or her employment services rendered to the Corporation and its Designated Subsidiaries in Canada. For greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.

“Code” has the meaning set forth in Section 1.

“Committee” means the Compensation Committee of the Board, provided, however, to the extent deemed necessary or appropriate, a committee other than the Compensation Committee may be designated by the Board to administer the Plan and such other committee may be vested with any of the powers and responsibilities hereunder and shall be considered the Committee for any and all of such purposes hereunder.

“Corporation” has the meaning set forth in Section 1.

“Compensation” means, except as otherwise determined by the Administrator on a uniform basis for all Participants and prior to the Offering Period to which such determination applies, the regular base salary or wages paid to an Eligible Employee by reason of his or her employment with the Corporation or a Designated Subsidiary (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in Section 401(k) of the Code or Section 125 of the Code, if any) during an Offering Period, and shall not include (i) any reimbursements of expenses, (ii) any housing, relocation, automobile, travel or other similar cash allowances, (iii) any overtime payments or shift premiums, (iv) any sign-on bonus, (v) any sales commission payments, (vi) any disability payments, or (vii) any non-cash compensation or equity incentive awards.

“Designated Subsidiary” means a Subsidiary that has been designated by the Administrator from time to time, in its sole discretion and subject to such conditions as may be designated by the Corporation, as eligible to participate in the Plan.

“Eligible Employee” means, with respect to any Offering Period, an individual who is an employee of the Corporation or a Designated Subsidiary and such individual is also an “employee” of the Corporation or a Designated Subsidiary within the meaning of General Instruction A.1(a) to Form S-8, except that an employee whose customary employment is 20 hours or less per week is not an Eligible Employee. In accordance with Treas. Reg. §1.421-1(h)(2), an employee that is a U.S. Participant will be considered to be employed during military or sick leave or any other bona fide leave of absence that does not exceed three months and during any period longer than three months if his or her right to reemployment is guaranteed by statute or contract.

“End Date” means the last business day of the applicable Offering Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules, and regulations promulgated thereunder and successor provisions, guidance, rules, and regulations thereto.

“Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) the closing price of the Shares on the NASDAQ Global Select Market, in relation to Participants whose Compensation is paid in U.S. dollars or any other foreign currency; (ii) the closing price of the Shares on the Toronto Stock Exchange, in relation to Participants whose Compensation is paid in Canadian dollars; or (iii) if the Shares are not listed on such stock exchanges, the value as is determined solely by the Board, acting in good faith.

“Insider” has the meaning given to such term by the rules of the Toronto Stock Exchange.

“Insider Participation Limit” has the meaning given to such term in Section 7(d).

“Offering Date” means the first business day of an Offering Period.

“Offering Period” means an offering to Participants to purchase Shares under the Plan established pursuant to Section 4.

“Option Price” means an amount equal to 85% of the volume weighted average price of one Share as reflected on the TSX over the five (5) trading day period ending on the End Date for an Offering Period.

“Participant” means an Eligible Employee who elects to participate in one or more Offering Periods under the Plan pursuant to Section 5.

“Participation Form” has the meaning set forth in Section 5(a).

“Plan” has the meaning set forth in Section 1.

“RRSP” means a trust governed by a registered retirement savings plan established under the Tax Act.

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“Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules, and regulations promulgated thereunder and successor provisions, guidance, rules, and regulations thereto.

“Security-Based Compensation Arrangements” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism of the Corporation involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise, including the Plan.

“Shares” means common shares in the capital of the Corporation, or the kind of shares of equity or other securities into which such Shares may be changed in accordance with Section 12(b).

“Subsidiary” means any body corporate that qualifies as a subsidiary of the Corporation under Section 2(4) of the Business Corporations Act (Alberta), provided that, in respect of U.S. Participants, it is a corporation, other than the Corporation, in an unbroken chain of corporations, beginning with the Corporation, and, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty (50) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax Act” means the Income Tax Act (Canada) and the regulations thereto, as amended from time to time.

“TFSA” means a trust governed by a tax-free savings account established under the Tax Act.

“Undisclosed Material Information” means any material information, as defined in the Corporation’s Insider Trading and Disclosure Policy as it may be amended or supplemented from time to time, that has not been publicly disseminated by the Corporation.

“U.S. Participant” means an Eligible Employee who is a resident or citizen of the United States for the purposes of the Code and/or who is subject to taxation under the Code in respect of any option awarded or granted under the Plan. For greater certainty, a Participant may be both a Canadian Participant and a U.S. Participant.

“Withdrawal Notice” has the meaning set forth in Section 10(a).

3.	Plan Administration

(a)

Administration. The Plan shall be administered by the Committee, or, in the absence of the Committee, the Board itself (such administrator, the “Administrator”). Any power of the Committee may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

(b)

Powers and Duties of the Administrator. Subject to the express provisions of the Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including without limitation:

(i)	to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined in the Plan;

(ii)	to determine which persons are eligible to participate in the Plan;

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(iii)

to interpret and construe the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is appropriate to do so;

(iv)	to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan;

(v)	to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(vi)	to allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;

(vii)	where applicable, determine when an action taken under the Plan becomes administratively practicable;

(viii)	to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan; and

(ix)	to do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.

(c)

Determinations by the Administrator. All decisions, determinations and interpretations by the Administrator regarding the Plan and any rules and regulations under the Plan shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Corporation and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting in their capacity as Administrator under the Plan shall be fully protected in relying in good faith upon the advice of counsel.

(d)

No Liability. The Administrator and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Corporation or any Subsidiary or other affiliate of the Corporation, the Corporation’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Administrator and any officer or employee of the Corporation or any Subsidiary or other affiliate of the Corporation acting at the direction or on behalf of the Administrator shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Corporation with respect to any such action or determination.

(e)

Rules for Foreign Jurisdictions. The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates. The

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Administrator may also adopt sub-plans applicable to particular Designated Subsidiaries or locations, and, with respect to Subsidiaries outside the United States, determine that a sub-plan shall not be considered to be part of an “employee stock purchase plan” under Section 423 of the Code.

(f)

Currency. If, in connection with the administration of the Plan including in determining the Fair Market Value, an amount needs to be converted from U.S. dollars to Canadian dollars or vice versa, such amount will be converted using the applicable exchange rate posted for such day by the Bank of Canada, or, for Participants other than Canadian Participants, such other source determined by the Administrator. The Administrator shall also interpret or convert references to “dollar,” “price,” “value” or other similar terms herein in a manner that will be applicable to the Eligible Employee or jurisdiction in question.

4.	Offering Periods

(a)

Shares shall be offered for purchase under the Plan through a series of successive Offering Periods until the earlier of (i) the maximum number of Shares available for delivery under the Plan, as described in Section 12 below, have been purchased, and (ii) the termination of the Plan.

(b)

Unless otherwise determined by the Administrator before the beginning of the applicable Offering Period, Offering Periods shall be of a duration of three (3) months; provided that in no event shall an Offering Period exceed twelve (12) months in duration.

5.	Participation in Offering Periods

(a)

Subject to the provisions of Section 6, an Eligible Employee may elect to participate in an Offering Period under the Plan by completing a form authorizing payroll deductions, in the form provided by the Corporation or caused to be provided by the Corporation (such as through a third-party service provider designated by the Administrator) (the “Participation Form”), and filing such Participation Form with the Corporation during the enrollment period established by the Administrator prior to the beginning of the Offering Period and in accordance with the instructions in such Participation Form. The Participation Form will become effective on the first Offering Date to occur after such form is properly filed with the Corporation.

(b)

Subject to the provisions of Section 6, payroll deductions for a Participant shall begin with the first payroll date after the Offering Date as of which the Participant’s Participation Form has become effective and shall continue until the Plan is terminated, subject to the Participant’s withdrawal or termination of employment as provided in Section 10.

6.	Payroll Deductions

(a)

By completing and filing a Participation Form in accordance with the instructions in such Participation Form, an Eligible Employee shall elect to have payroll deductions withheld from his or her Compensation on each payroll date during the time he or she is a Participant in the Plan in amounts equal to or greater than one percent (1%), but not exceeding ten percent (10%), of the Compensation which the Participant receives on each such payroll date during the Offering Period, subject to the provisions set forth in Section 7. Such payroll deductions shall be in whole percentages only. Pursuant to the Participation Form,

5

the Participant shall direct the Corporation or Designated Subsidiary, as applicable, to contribute such withheld amounts to the Plan as described in this Section 6.

(b)

All payroll deductions authorized by a Participant shall be withheld by the Corporation or Designated Subsidiary, as applicable, net of any applicable withholding tax or other source deductions, and credited to a notional account established under the Plan for the Participant. The funds represented by such notional accounts shall be held as part of the Corporation’s or Designated Subsidiary’s general assets, and neither the Corporation nor any Designated Subsidiary shall be obligated to segregate such funds, but all such funds shall be held pursuant to the Plan on behalf of and for the notional accounts of each individual Participant and such Participant shall be the beneficial owner of funds until such time as the funds are used to purchase Shares in accordance with the Plan. Aside from the contributions made by a Participant through his or her payroll deductions, a Participant shall not make any separate cash payment or contribution to such notional account or to the Plan.

(c)

Subject to Section 6(e), Section 10 and Section 13, a Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offering Periods by completing an amended Participation Form and filing it with the Corporation within the time period specified by the Administrator and in accordance with the instructions in such Participation Form.

(d)	Subject to Section 6(e), a Participant may discontinue his or her participation in the Plan at any time as provided in Section 10.

(e)

Notwithstanding anything in this Plan to the contrary, no Eligible Employee or Participant is permitted to submit to the Corporation a Participation Form, amended Participation Form or Withdrawal Notice (i) without confirming to the Corporation in a form satisfactory to the Administrator that such Eligible Employee or Participant is not in possession of any Undisclosed Material Information at such time, or (ii) during a Blackout Period, if the Eligible Employee or Participant is subject to the Corporation’s Insider Trading and Disclosure Policy.

7.	Grant and Exercise of Option

(a)

On each Offering Date, a Participant shall be granted, by operation of the Plan, an option to purchase a number of Shares at the Option Price, determined in accordance with Section 7(b), subject to the limitations set forth in Section 7(c). Notwithstanding any other provision of the Plan, no Participant shall be granted an option under the Plan for any Offering Period if:

(i)

immediately after the grant, the Participant (or any other person whose stock ownership would be attributed to such Participant pursuant to Section 424(d) of the Code) would own shares (including any shares that the Participant may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Corporation or of any Subsidiary; or

(ii)

the Participant’s rights to purchase Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Corporation and its Subsidiaries would accrue at a rate which exceeds US $25,000 of the Fair Market

6

Value of such Shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

(b)

Unless a Participant withdraws from the Plan pursuant to Section 10 or incurs a termination of employment, the Participant’s option for an Offering Period shall be automatically exercised on the End Date of such Offering Period to purchase such whole number of Shares determined by dividing the accumulated payroll deductions in the Participant’s notional account on such End Date by the Option Price, subject to the limitations set forth in Section 7(c). No fractional Shares will be purchased and any accumulated payroll deductions not used to purchase Shares shall be refunded (without interest) to the Participant; provided, however, that the Administrator may determine in its discretion that an amount representing a fractional share that was not used to purchase Shares during an Offering Period may be carried over to a subsequent Offering Period.

(c)

Notwithstanding anything in this Plan to the contrary, the number of Shares that a Participant may purchase during an Offering Period shall not exceed the maximum number of Shares that may be purchased without exceeding the limitation described in Section 7(a)(ii).

(d)

During any sixth-month period, the aggregate number of Shares issued to Insiders under the Plan and any private placement shall not exceed ten percent (10%) of the Shares outstanding (on a non-diluted basis) prior to the date of the first issuance of the Shares under the Plan and any private placement to Insiders during such six-month period. The restriction referred to in this Section 7(d) are referred to as the “Insider Participation Limit”.

8.	Delivery of Shares

As soon as administratively practicable after the End Date of each Offering Period, the Corporation will deposit or deliver, or cause to be deposited or delivered, the Shares purchased by each Participant upon exercise of the Participant’s option for such Offering Period in an account established for the Participant (or, if applicable, the Participant’s RRSP or TFSA) at a brokerage firm or other financial services firm selected by the Administrator, to be held in book entry form. Any Shares acquired with a Participant’s contributions under the Plan shall be immediately vested in and become the property of such Participant.

9.	No Shareholder Rights

No Participant (or other person claiming through such Participant) shall, solely by reason of the Plan or any rights granted pursuant thereto, or by the fact that there are payroll deductions credited to a Participant’s notional account sufficient to purchase Shares, have any rights of a shareholder of the Corporation (including without limitation any right to receive dividends or other distributions paid with respect to Shares) unless and until Shares have been deposited or delivered to such Participant in the manner provided in Section 8.

10.	Withdrawal; Termination of Employment

(a)

Subject to Section 6(e), a Participant may terminate his or her participation in the Plan at any time by giving written notice to the Corporation (“Withdrawal Notice”) within the time period specified by the Administrator. The Withdrawal Notice shall state that the Participant wishes to terminate his or her participation in the Plan, specify the applicable End Date and request the cessation of further payroll deductions under the Plan. As soon

7

as administratively practicable, payroll deductions will cease for the Participant’s purchase of Shares for such Offering Period and for any subsequent Offering Period and any accumulated payroll deductions shall be refunded to the Participant (without interest) as soon as administratively practicable following the Administrator’s receipt of the Withdrawal Notice. A Participant’s withdrawal from the Plan pursuant to this Section shall not have any effect upon his or her eligibility to participate in a subsequent Offering Period by completing and filing a new Participation Form pursuant to Section 5, or in any similar plan that may hereafter be adopted by the Corporation.

(b)

If a Participant ceases to be employed by the Corporation or by a Designated Subsidiary for any reason, all payroll deductions and all rights to purchase Shares granted to the Participant with respect to the Offering Period then in effect shall immediately cease, unless otherwise determined by the Administrator in its sole discretion in compliance with Treas. Reg. §1.423-2(f). The amount of payroll deductions accumulated in such Participant’s notional account shall be refunded (without interest) to the Participant as soon as administratively practicable (or in the case of the Participant’s death, to the executor or administrator of the Participant’s estate, or if no such executor or administrator has been appointed, to such other representative of the Participant as the Administrator may determine). For purposes of the Plan, the date of the Participant’s termination of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments or any other post-termination payments or benefits. A transfer of employment between the Corporation and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or an absence or leave described in the definition of “Eligible Employee” in Section 2 of this Plan, shall not be deemed a termination of employment under this Section. A Participant who is on military leave, sick leave or other bona fide leave of absence that lasts longer than three months without a right to return to active employment will be treated for purposes of this Section as if such Participant ceased to be employed by the Corporation or a Designated Subsidiary as of the date immediately following the end of such three-month period.

11.	Interest

No interest or other compensation shall accrue on a Participant’s payroll deductions under the Plan and any amounts refunded to a Participant shall be refunded without interest or other compensation.

12.	Shares Subject to the Plan

(a)

Subject to Section 12(b), the maximum number of Shares which may be delivered to Participants under the Plan is equal to 5,500,000 Shares. If, on any End Date, the total number of Shares that are subject to options granted for the applicable Offering Period exceeds the number of Shares then available for delivery under the Plan, the Corporation shall make a pro rata allocation of the Shares remaining available for delivery under the Plan in a uniform and equitable manner, as determined by the Administrator. In the event the Corporation makes a pro rata allocation of the Shares remaining available for delivery under the Plan, the Corporation shall give written notice of such reduction of the number of Shares subject to the option to each affected Participant and shall refund (without interest) any excess funds accumulated in each Participant’s notional account as soon as administratively practicable after the End Date of such Offering Period.

8

(b)

The number of Shares available for delivery under the Plan, the maximum number of Shares each Participant may purchase per Offering Period, as well as the Option Price and the number of Shares covered by each option granted under the Plan which has not yet been exercised shall be equitably adjusted by the Administrator to reflect any reorganization, reclassification, combination of shares, share split, reverse share split, spin-off, dividend or distribution of securities, property or cash (other than regular, periodic cash dividends), or any other similar event or transaction that affects the number or kind of Shares outstanding. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. The Administrator shall have the authority to adjust not only the number of securities, but also the class and kind of securities subject to the Plan and to make appropriate adjustments in the price of such securities if other than Shares of the Corporation, so long as any such action complies with applicable law.

(c)

The Shares delivered to Participants under the Plan may consist, in whole or in part, of Shares issued by the Corporation from treasury, or purchased on the open market on behalf of the applicable Participant, such determination to be made by the Corporation in its sole discretion. Where Shares are acquired on the open market, the Corporation shall be responsible for funding, from its own funds, the difference between the acquisition cost of such Shares (including any brokerage fees or other charges and expenses related to the acquisition of such Shares) and the Option Price payable from the Participant’s contributions. For greater certainty, (i) no Participant shall have any right to demand that the Corporation issue from treasury Shares to the Participant, and (ii) notwithstanding any election by the Corporation to deliver previously unissued Shares to a Participant, the Corporation reserves the right to change its election in respect thereof at any time until payment is actually made.

13.	Corporate Transactions

(a)

In the event of the proposed liquidation or dissolution of the Corporation, the Administrator shall, in its discretion, provide for one of the following courses of action: (i) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Corporation, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (ii) the Offering Period then in effect shall be terminated as of a date selected by the Administrator before the consummation of such liquidation or dissolution of the Corporation, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the applicable Participant as soon as administratively practicable.

(b)

In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation (except for (x) a transaction the principal purpose of which is to change the jurisdiction in which the Corporation is incorporated or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Corporation in substantially the same proportion as their ownership of Shares in the Corporation immediately before such transaction), the Administrator shall, in its discretion, provide for one of the following courses of action: (i) each outstanding option granted under the Plan shall be assumed or an equivalent option shall be substituted by the successor entity (or a parent or subsidiary thereof), (ii) the Offering Period then in effect shall end as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the

9

Corporation, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (iii) the Offering Period then in effect shall be terminated as of a date selected by the Administrator before the consummation of such sale, merger or consolidation of the Corporation, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the applicable Participant as soon as administratively practicable.

14.	Transferability

Neither payroll deductions credited to a Participant’s notional account nor any rights relating to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution in accordance with Section 10(b)) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Corporation may treat such act as an election to withdraw in accordance with Section 10(a). During the Participant’s lifetime, a Participant’s option to purchase Shares under the Plan is exercisable only by the Participant.

15.	Restrictions on Issuance and Transfer of Shares

(a)

The issuance or delivery of Shares under the Plan shall be subject to compliance with all requirements of applicable federal, state, provincial, territorial, local or foreign securities laws, and the rules of the Toronto Stock Exchange or the NASDAQ Global Select Market as then in effect. An option granted for an Offering Period shall not be exercised, and any purported exercise shall be and shall be deemed to be null and void, if the issuance or delivery of Shares upon such exercise would constitute a violation of any applicable federal, state, provincial, territorial, local or foreign securities laws or other laws or regulations or the rules of the Toronto Stock Exchange or the NASDAQ Global Select Market as then in effect. In addition, no option granted for an Offering Period may be exercised unless (i) a registration statement under the Securities Act is, at the time of exercise, in effect with respect to the Shares issuable or deliverable upon exercise of the option, or (ii) in the opinion of the legal counsel of the Corporation, the Shares issuable or deliverable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or applicable securities laws in Canada. As a condition to the exercise of an option granted for an Offering Period, the Administrator may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or stock exchange rule, and to make any representation or warranty with respect thereto as may be requested by the Administrator. If at or before the time of the exercise of an option granted for an Offering Period, the Administrator determines that the issuance or delivery of Shares pursuant to such exercise would not comply with applicable federal, state, provincial, territorial, local or foreign securities laws or the rules of the Toronto Stock Exchange or the NASDAQ Global Select Market as then in effect, all payroll deductions accumulated for such Offering Period shall be refunded (without interest) to the Participant as soon as administratively practicable.

(b)

All Shares issued under this Plan will be subject to any stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of Canadian securities regulators, the U.S. Securities and Exchange Commission, the Toronto Stock Exchange, the NASDAQ Global Select Market and any applicable federal, state, provincial, territorial, local or foreign securities

10

laws, and the Administrator may cause a notation to the same restrictive effect on the transfer agent’s books in connection with such Shares or legends in connection with any certificates or other form of ownership representing any such Shares.

(c)

Notwithstanding any other provision of the Plan to the contrary, to the extent that any Participant is subject to the provisions of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder, such Participant’s participation in the Plan shall be subject to, and such Participant shall be required to comply with, any and all additional restrictions and/or requirements imposed by the Administrator, in its sole discretion, in order to ensure that the exemption made available pursuant to Rule 16b-3 promulgated pursuant to the Exchange Act is available with respect to all transactions pursuant to the Plan effected by or on behalf of any such Participant.

16.	Amendment or Termination

The Plan may be amended or terminated at any time and for any reason by the Committee or the Board; provided that, no amendment of the Plan may, without the consent of each Participant holding an outstanding option under the Plan, materially and adversely affect such Participant’s rights under the Plan; provided, further that, upon termination of the Plan by the Board, any accumulated payroll deductions shall be refunded (without interest) to Participants as soon as administratively practicable thereafter. Notwithstanding the foregoing, no amendment adopted by the Committee or the Board shall be effective without the approval of the shareholders of the Corporation if shareholder approval of the amendment is then required under Section 423 of the Code or any rule or regulation of NASDAQ Global Select Market or the Toronto Stock Exchange and provided further that, without approval of the Corporation’s shareholders, no amendment or modification of the Plan may:

(a)	increase the limits imposed in Section 12(a) on the maximum number of Shares which may be issued under the Plan;

(b)	remove or exceed the Insider Participation Limit; or

(c)	lower the purchase price payable for Shares under the Plan.

17.	Notices

Except as otherwise provided herein, any notice or other communication given pursuant to the Plan shall be in writing and shall be personally delivered or mailed by United States registered, certified or overnight mail, postage prepaid, return receipt requested, to the Corporation at its principal place of business or to the Participant at the address on the payroll records of the Corporation or, in either case, at such other address as one party may subsequently furnish to the other party in writing. Additionally, if such notice or communication is by the Corporation to the Participant, the Corporation may provide such notice electronically (including via email). Any such notice shall be deemed to have been given on the date of postmark, in the case of notice by mail, or on the date of delivery, if delivered in person or electronically.

18.	Miscellaneous

(a)	Effective Date. The Plan is effective as of the date it is approved by the Corporation’s shareholders.

(b)	Governing Law. The Plan shall be governed by and construed in accordance with the laws of the province of Alberta, and the federal laws of Canada applicable therein, except with

11

respect to those provisions of the Plan concerning the Code, which shall be governed by and construed in accordance with the laws of the State of Delaware, without resort to that state’s conflicts of laws rules, except as superseded by applicable United States federal law.

(c)

Taxes of a Canadian Participant. Any income taxes, withholding taxes or other levies on income of a Canadian Participant applied by any governmental authority arising from the Plan or the Canadian Participant’s participation therein shall be the responsibility of such Canadian Participant, including, without limitation, any taxes payable on:

(i)	the amount of a contribution made by way of payroll deduction;

(ii)	the benefit derived from acquiring Shares at an Option Price which is less than the Fair Market Value of a Share;

(iii)	the transfer of Shares to the Canadian Participant or a person designated by the Participant, including a sale, a transfer to an RRSP or TFSA, or other disposition of the Shares; and

(iv)	any dividends received by a Participant on Shares.

(d)

Taxes of a U.S. Participant. Any taxes on income of a U.S. Participant applied by any governmental authority arising from the Plan or the U.S. Participant’s participation therein, including taxes which result from a disposition of Shares acquired under the Plan’s terms, shall be the responsibility of such U.S. Participant.

(e)

Withholding. To the extent required by applicable federal, state, provincial, territorial, local or foreign law, the Administrator may and/or a Participant shall make arrangements satisfactory to the Corporation or applicable Designated Subsidiary for the satisfaction of any withholding tax obligations that arise with respect to any payroll deduction, option granted under the Plan, or the issuance or delivery or sale of any Shares. The Corporation shall not be required to recognize any Participant rights under an option granted under the Plan, to issue Shares or to recognize the disposition of such Shares until such obligations, if any, are satisfied. To the extent permitted or required by the Administrator, these obligations may or shall be satisfied by the Corporation withholding cash from any compensation otherwise payable to or for the benefit of a Participant, the Corporation withholding a portion of the Shares that otherwise would be issued to a Participant upon exercise of an option granted under the Plan or by the Participant tendering to the Corporation cash or, if allowed by the Administrator, Shares. All such withheld amounts shall be remitted to the appropriate government authority in accordance with the applicable federal, state, provincial, territorial, local, foreign or other applicable legislation.

(f)

No Liability. Participation in this Plan by a Participant is voluntary. The value of Shares acquired by a Participant pursuant to the Plan is not guaranteed. Neither the Corporation nor any Designated Subsidiary shall be liable to any Participant for any loss resulting from a decline in the market value of any Shares. Each Participant agrees to accept all risks associated with the holding of Shares. Neither the Corporation nor any Designated Subsidiary makes any representations as to the tax treatment or tax impact of participating in this Plan and is not liable for maintaining or avoiding any particular tax treatment for any Eligible Employee.

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(g)

Rules of Construction. Whenever used in the Plan, unless the context clearly indicates to the contrary, (i) any references to paragraphs, subparagraphs, sections or subsections are to those parts of the Plan, (ii) the plural includes the singular and the singular includes the plural; (iii) “includes” and “including” are each “without limitation”; (iv) “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to the entire Plan and not to any particular paragraph, subparagraph, section or subsection; (v) all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require; (vi) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (vii) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.

(h)

Headings and Captions. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Those headings will not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision of the Plan.

(i)

No Right to Employment. The Plan does not constitute a contract of employment, and participation in the Plan does not give any Eligible Employee or Participant the right to be retained in the employ of the Corporation, a Designated Subsidiary or any other subsidiary of the Corporation, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

(j)

Collection of Personal Information. Each Participant shall provide the Corporation and the Administrator with all information they require in order to administer the Plan. The Corporation, any Designated Subsidiary, and the Administrator may from time to time transfer or provide access to such information to a third party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing such services to the Corporation. By participating in the Plan, each Participant acknowledges that information may be so provided and agrees to its provision on the terms set forth herein. Except as specifically contemplated in this Section 18(j), neither the Corporation, any Designated Subsidiary, nor the Administrator shall disclose the personal information of a Participant except: (i) in response to regulatory filings or other requirements for the information by a governmental authority with jurisdiction over the Corporation or the Designated Subsidiary; (ii) for the purpose of complying with a subpoena, warrant or other order by a court, Person, or body having jurisdiction to compel production of the information; or (iii) as otherwise required by law. In addition, personal information of Participants may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Corporation or its affiliates including through an asset or share sale, or some other form of business combination, merger, or joint venture, provided that such party is bound by appropriate agreements or obligations.

(k)

Severability. If any provision of this Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or option or rights granted or created hereunder under any law deemed applicable by the Administrator, that provision will be construed or deemed amended to conform to applicable laws, or if it cannot be

13

construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan, that provision will be stricken as to that jurisdiction, person, option or rights and the remainder of the Plan and any such other options or rights will remain in full force and effect.

(l)

Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation, any Designated Subsidiary, or the Administrator and a Participant or any other person.

14

APPENDIX C

SHAREHOLDER RIGHTS PLAN AGREEMENT

DATED AS OF

December 7, 2021

BETWEEN

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

AND

COMPUTERSHARE TRUST COMPANY OF CANADA

AS RIGHTS AGENT

2

Page

Article 1 INTERPRETATION		- 4 -
1.1	Certain Definitions	- 4 -
1.2	Currency	- 13 -
1.3	Number and Gender	- 13 -
1.4	Headings	- 13 -
1.5	Statutory References	- 13 -
1.6	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares	- 14 -
1.7	Acting Jointly or in Concert	- 14 -
Article 2 THE RIGHTS		- 14 -
2.1	Legend on Share Certificates	- 14 -
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	- 14 -
2.3	Adjustments to Exercise Price; Number of Rights	- 16 -
2.4	Date on Which Exercise Is Effective	- 19 -
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	- 19 -
2.6	Registration, Transfer and Exchange	- 19 -
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	- 20 -
2.8	Persons Deemed Owners of Rights	- 20 -
2.9	Delivery and Cancellation of Certificates	- 20 -
2.10	Agreement of Rights Holders	- 21 -
2.11	Rights Certificate Holder Not Deemed a Shareholder	- 21 -
Article 3 ADJUSTMENTS TO THE RIGHTS		- 21 -
3.1	Flip-in Event	- 21 -
Article 4 THE RIGHTS AGENT		- 22 -
4.1	General	- 22 -
4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	- 23 -
4.3	Duties of Rights Agent	- 23 -
4.4	Change of Rights Agent	- 24 -
4.5	Compliance with Anti-Money Laundering Legislation	- 24 -
4.6	Privacy Legislation	- 25 -
4.7	Liability	- 25 -
Article 5 MISCELLANEOUS		- 25 -
5.1	Redemption and Waiver	- 25 -
5.2	Expiration	- 26 -
5.3	Issuance of New Rights Certificates	- 26 -
5.4	Supplements and Amendments	- 27 -
5.5	Fractional Rights and Fractional Shares	- 27 -
5.6	Rights of Action	- 28 -
5.7	Regulatory Approvals	- 28 -
5.8	Notice of Proposed Actions	- 28 -
5.9	Notices	- 28 -
5.10	Rights of Board and Corporation	- 29 -
5.11	Costs of Enforcement	- 29 -
5.12	Successors	- 29 -
5.13	Benefits of this Agreement	- 29 -
5.14	Governing Law	- 29 -
5.15	Language	- 29 -
5.16	Severability	- 29 -
5.17	Effective Date	- 30 -
5.18	Reconfirmation	- 30 -
5.19	Determinations and Actions by the Board of Directors	- 30 -
5.20	Declaration as to Non-Canadian Holders and Non-U.S. Holders	- 30 -
5.21	Time of the Essence	- 30 -
5.22	Execution in Counterparts	- 30 -

ATTACHMENT 1		32
FORM OF ASSIGNMENT		34
FORM OF ELECTION TO EXERCISE		35

3

CERTIFICATE	36
NOTICE	37

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS SHAREHOLDER RIGHTS PLAN AGREEMENT is made as of December 7, 2021 between DIRTT Environmental Solutions Ltd. (the “Corporation”), a corporation amalgamated under the laws of the Province of Alberta, and Computershare Trust Company of Canada, a trust company continued under the laws of Canada and registered to carry on business in all provinces of Canada (the “Rights Agent”).

WHEREAS effective December 7, 2021, the Board of Directors (as hereinafter defined), in the exercise of its fiduciary duties to the Corporation, has determined that it is advisable for the Corporation to adopt the shareholder rights plan as provided herein (the “Rights Plan”) to prevent, to the extent possible, a creeping takeover of the Corporation and to ensure, to the extent possible, the fair treatment of all shareholders in connection with any take-over bid for the securities of the Corporation, and to ensure that the Board of Directors is provided with sufficient time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value;

AND WHEREAS in order to implement the Rights Plan as established by this Agreement (as hereinafter defined), the Board of Directors has:

(a)

authorized the issuance, effective at the close of business (Calgary time) on December 17, 2021 (the “Record Time”), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time;

(b)

authorized the issuance of one Right in respect of each Voting Share of the Corporation issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); and

(c)	authorized the issuance of Rights Certificates (as hereinafter defined) to holders of Rights pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein.

NOW THEREFORE in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	“ABCA” shall mean the Business Corporations Act (Alberta);

(b)	“Acquiring Person” shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

(A)	a Voting Share Reduction;

(B)	a Permitted Bid Acquisition;

(C)	an Exempt Acquisition;

(D)	a Pro Rata Acquisition; or

(E)	a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of the operation of Paragraphs (A), (B), (C), (D) or (E) above and such Person’s Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition or any combination thereof), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an “Acquiring Person”;

(iii)

for a period of ten days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(g)(B) solely because such Person is making or has announced a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, “Disqualification Date” means the first date of public announcement that any Person is making or intends to make a Take-over Bid;

(iv)

an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation pursuant to an underwriting agreement with the Corporation; or

(v)

a Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares determined as at the Effective Date, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Effective Date, become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding, other than through one of a Permitted Bid Acquisition, an Exempt Acquisition, a Voting Share Reduction, a Pro Rata Acquisition or a Convertible Security Acquisition or any combination thereof; and provided, further, that a Person shall cease to be a Grandfathered Person in the event that such Person ceases to Beneficially Own 20% or more of the then outstanding Voting Shares at any time after the Effective Date;

(c)

“Affiliate”, when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;

(d)

“Agreement” shall mean this shareholder rights plan agreement dated as of December 7, 2021 between the Corporation and the Rights Agent, as amended or supplemented from time to time; “hereof”, “herein”, “hereto” and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

(e)

“annual cash dividend” shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate on a per share basis, in any fiscal year, the greater of:

(i)	200% of the aggregate amount of cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii)

300% of the arithmetic mean of the aggregate amounts of the cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)

100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year;

(f)

“Associate” shall mean, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person and a relative of that Person if that relative has the same residence as that Person;

(g)	A Person shall be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(i)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)

any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable within a period of 60 days, whether or not on condition or on the happening of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, or upon the exercise of any conversion, exchange or purchase right (other than the Rights) attaching to a Convertible Security, including but not limited to any lock-up agreement or similar agreement, arrangement or understanding that is not a Permitted Lock-Up Agreement; other than pursuant to (x) customary agreements between the Corporation and underwriters or between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation, and (y) pledges of securities in the ordinary course of business;

(iii)	any securities which are Beneficially Owned within the meaning of Subsections 1.1(g)(i) or (ii) by any other Person with which such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security:

(A)

where such security has been deposited or tendered pursuant to any Take-over Bid or where the holder of such security has agreed pursuant to a Permitted Lock-Up Agreement to deposit or tender such security pursuant to a Take-Over Bid, in each case made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(B)	where such Person, any of such Person’s Affiliates or Associates or any other Person referred to in Subsection 1.1(g)(iii), holds such security provided that:

(1)

the ordinary business of any such Person (the “Investment Manager”) includes the management of mutual funds or investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans and/or includes the acquisition or holding of securities for a non-discretionary account of a Client by a dealer or broker registered under applicable securities laws to the extent required) and such security is held by the Investment Manager in the ordinary course of such business and in the performance of such Investment Manager’s duties for the account of any other Person or Persons (a “Client”);

(2)

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;

(3)

such Person is a pension plan or fund registered under the laws of Canada or any Province thereof or the laws of the United States of America (a “Plan”) or is a Person established by statute for purposes that include, and the ordinary business or activity of such Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies; or

(4)	such Person (the “Administrator”) is the administrator or trustee of one or more Plans and holds such security for the purposes of its activities as an Administrator;

provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market), alone or by acting jointly or in concert with any other Person;

(C)

only because such Person or any of such Person’s Affiliates or Associates is (1) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or (3) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;

(D)

only because such Person is (1) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (2) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (3) a Plan and such security is owned at law or in equity by the Administrator of the Plan provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person; or

(E)

where such person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depository provided, however, that such Person is not then making and has not then announced an intention to make a Take-over Bid (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over the counter market), alone or by acting jointly or in concert with any other Person;

(h)	“Board of Directors” shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof;

(i)	“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Calgary, Alberta are authorized or obligated by law to close;

(j)

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate in effect on such date;

(k)

“close of business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal office of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office of the Rights Agent) is closed to the public; provided, however, that for the purposes of the definitions of “Competing Permitted Bid” and “Permitted Bid”, “close of business” on any date means 11:59 p.m. (local time at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time at the place of deposit) on the next succeeding Business Day);

(l)

“Common Shares” shall mean the common shares in the capital of the Corporation as presently constituted, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time;

(m)	“Competing Permitted Bid” shall mean a Take-over Bid which also complies with the following additional provisions:

(i)	the Take-over bid is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;

(ii)	the Take-over Bid complies with all of the provisions of a Permitted Bid other than the condition set forth in Subsection (iii) of the definition of a Permitted Bid; and

(iii)

no Voting Shares are taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is the last day of the initial deposit period that the Offeror must allow securities to be deposited under the Take-over Bid pursuant to NI62-104;

provided that, should a Competing Permitted Bid cease to be a Competing Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, then any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares made prior to such time, shall not be a Permitted Bid Acquisition.

(n)	A specified Person is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)

securities entitled to vote in the election of directors carrying more than 50 percent of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate;

(ii)

in the case of a specified Person that is a partnership that does not have directors, other than a limited partnership, the other Person holds more than 50 percent of the interests in the partnership; or

(iii)	in the case of a specified Person that is a limited partnership, the other Person is the general partner of the limited partnership;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly;

(o)

“Convertible Security” shall mean a security convertible, exercisable or exchangeable into a Voting Share and a “Convertible Security Acquisition” shall mean an acquisition by a Person of Voting Shares upon the exercise, conversion or exchange of a Convertible Security received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;

(p)	“Co-Rights Agents” shall have the meaning ascribed thereto in Subsection 4.1(a);

(q)	“Disposition Date” shall have the meaning ascribed thereto in Subsection 5.1(d);

(r)	“Dividend Reinvestment Acquisition” shall mean an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;

(s)

“Dividend Reinvestment Plan” shall mean a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:

(i)	dividends paid in respect of shares of any class of the Corporation;

(ii)	proceeds of redemption of shares of the Corporation;

(iii)	interest paid on evidences of indebtedness of the Corporation; or

(iv)	optional cash payments;

be applied to the purchase from the Corporation of Voting Shares;

(t)	“Effective Date” shall mean December 7, 2021;

(u)	“Election to Exercise” shall have the meaning ascribed thereto in Subsection 2.2(d)(ii);

(v)	“Exempt Acquisition” shall mean an acquisition by a Person of Voting Shares and/or Convertible Securities:

(i)	in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.1(b), (c) or (d);

(ii)

pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (A) to the public pursuant to a prospectus or similar document, provided that such Person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such distribution, or (B) pursuant to a distribution, provided that (x) all necessary stock exchange approvals for such private placement have been obtained and such distribution complies with the terms and conditions of such approvals, and (y) such Person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the distribution and, in making this determination, the securities to be issued to such Person on the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the distribution; or

(iii)	pursuant to an amalgamation, merger, arrangement or other statutory procedure requiring shareholder approval;

(w)

“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and

(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share;

(x)	“Expansion Factor” shall have the meaning ascribed thereto in Subsection2.3(a)(x);

(y)	“Expiration Time” means the earlier of:

(i)	the Termination Time; and

(ii)	the date of termination of this Agreement pursuant to Sections 5.17 or 5.18.

(z)

“Fiduciary” shall mean, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States of America, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940 or any other securities legislation of the United States of America or any state of the United States of America;

(aa)	“Flip-in Event” shall mean a transaction in or pursuant to which any Person becomes an Acquiring Person;

(bb)	“holder” shall have the meaning ascribed thereto in Section 2.8;

(cc)	“Independent Shareholders” shall mean holders of Voting Shares, other than:

(i)	any Acquiring Person;

(ii)	any Offeror, other than a Person who, by virtue of Subsection 1.1(g)(B), is not deemed to Beneficially Own such Voting Shares at the relevant time;

(iii)	any Affiliate or Associate of such Acquiring Person or Offeror;

(iv)	any Person acting jointly or in concert with such Acquiring Person or Offeror; and

(v)

any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

(dd)

“Market Price” per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be:

(i)

the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the securities exchange or national securities quotation system on which such securities are listed or admitted for trading on which the largest number of such securities were traded during the most recently completed calendar year;

(ii)

if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or on a national securities quotation system, the last sale price or, in case no such sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)

if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if for any reason none of such prices is available on such day, the closing price per share of such securities on such date means the fair value per share of such securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof;

(ee)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids;

(ff)	“Nominee” shall have the meaning ascribed thereto in Subsection 2.2(c);

(gg)	“Offer to Acquire” shall include:

(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares or a public announcement of an intention to make such an offer or solicitation; and

(ii)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(hh)

“Offeror” shall mean a Person who has made a public announcement of a current intention to make or who is making a Take-over Bid but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired;

(ii)	“Permitted Bid” shall mean a Take-over Bid, made by an Offeror by way of take-over bid circular, which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of Voting Shares on the books of the Corporation, other than the Offeror;

(ii)

no Voting Shares are taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by Independent Shareholders (x) shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn and (y) have previously been or are taken up at the same time;

(iii)

no Voting Shares are taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date that is no earlier than the earlier of (A) 105 days following the date of the Take-over Bid and (B) the last day of the initial deposit period that the Offeror must allow securities to be deposited under the Take-over Bid pursuant to NI 62-104;

(iv)

Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(v)

if on the date on which Voting Shares may be taken up and paid for under the Take-over Bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror makes a public announcement of that fact and the Take-over Bid is extended to remain open for deposits and tenders of Voting Shares for not less than ten days from the date of such public announcement.

For purposes of this Agreement, (A) should a Take-over Bid which qualified as a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition and (B) the term “Permitted Bid” shall include a Competing Permitted Bid;

(jj)	“Permitted Bid Acquisition” shall mean an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(kk)

“Permitted Lock-Up Agreement” shall mean an agreement between a Person and one or more holders of Voting Shares pursuant to which such holders (each a “Locked-Up Person”) agree to deposit or tender Voting Shares to a Take-Over Bid (the “Lock-Up Bid”) made or to be made by such Person or any of such Person’s Affiliates or Associates or any other Person with which such Person is acting jointly or in concert, provided that:

(i)

the terms of such agreement are publicly disclosed and a copy of such agreement is made available to the public (including the Corporation) not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the first business day following the date of such agreement;

(ii)

the agreement permits a Locked-Up Person to terminate its obligation to deposit or tender Voting Shares to or not to withdraw such Voting Shares from the Lock-Up Bid, in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction:

(A)	where the price or value of the consideration per Voting Share offered under such other Take-over Bid or transaction:

(1)	is greater than the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid; or

(2)

exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value of the consideration per Voting Share at which the Locked-Up Person has agreed to deposit or tender Voting Shares to the Lock-Up Bid; and

(B)

if the number of Voting Shares offered to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares held by Independent Shareholders, where the number of Voting Shares to be purchased under such other Take-over Bid or transaction at a price or value per Voting Share that is not less than the price or value per Voting Share offered under the Lock-Up Bid:

(1)	is greater than the number of Voting Shares that the Offeror has offered to purchase under the Lock-Up Bid; or

(2)

exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares that the Offeror has offered to purchase under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares offered to be purchased under the Lock-Up Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to at least match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

(iii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to a Locked-Up Person; and

(B)

50% of the amount by which the price or value of the consideration received by a Locked-Up Person under another Take-over Bid or transaction exceeds the price or value of the consideration that the Locked-Up Person would have received under the Lock-Up Bid, shall be payable by such Locked-Up Person pursuant to the agreement if the Locked-Up Person fails to deposit or tender Voting Shares to the Lock-Up Bid, withdraws Voting Shares previously tendered thereto or supports another transaction;

(ll)

“Person” shall include an individual, body corporate, firm, partnership, syndicate or other form of unincorporated association, trust, trustee, executor, administrator, legal personal representative, group, unincorporated organization, a government and its agencies or instrumentalities, or other entity whether or not having legal personality;

(mm)	“Pro Rata Acquisition” shall mean an acquisition by a Person of Voting Shares pursuant to:

(i)	a Dividend Reinvestment Acquisition;

(ii)

a stock dividend, stock split or other event in respect of securities of the Corporation of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series; or

(iii)

the acquisition or the exercise by the Person of rights to purchase Voting Shares issued by the Corporation to all holders of securities of the Corporation (other than holders resident in any jurisdiction where such issuance is restricted or impractical as a result of applicable law) of one or more particular classes or series pursuant to a rights offering provided that such rights are acquired directly from the Corporation and not from any other Person; or

(iv)	a distribution of Voting Shares or of Convertible Securities made pursuant to a prospectus or by way of a private placement or a conversion or exchange of any Convertible Security;

provided, however, that such Person does not thereby acquire a greater percentage of such Voting Shares or of Convertible Securities so offered than such Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(nn)	“Record Time” shall have the meaning set forth in the recitals hereto;

(oo)	“Redemption Price” shall have the meaning attributed thereto in Subsection 5.1(a);

(pp)	“Right” shall mean a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;

(qq)	“Rights Certificate” shall mean a certificate representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1;

(rr)	“Rights Plan” shall have the meaning set forth in the recitals hereto;

(ss)	“Rights Register” shall have the meaning ascribed thereto in Subsection 2.6(a)

(tt)	“Securities Act” shall mean the Securities Act (Alberta);

(uu)	“Separation Time” shall mean, subject to Subsection 5.1(d), the close of business on the tenth Trading Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of or first public announcement of the current intention of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and

(iii)	the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as such;

or such later time as may be determined by the Board of Directors, provided that, if any Take-over Bid referred to in Subsection 1.1(uu)(ii) above expires, is not made, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been commenced, made or announced and further provided that if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-in Event, then the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred and further provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time;

(vv)

“Stock Acquisition Date” shall mean the first date of public announcement or disclosure by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person which for the purposes of this definition shall include, without limitation, a report filed pursuant to Part 5 of NI 62-104, Section 4.5 of National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues or Section 13(d) of the 1934 Exchange Act announcing or disclosing such information;

(ww)	“Subsidiary” a Person is a Subsidiary of another Person if:

(i)	it is controlled by:

(A)	that other; or

(B)	that other and one or more Persons each of which is controlled by that other; or

(C)	two or more Persons each of which is controlled by that other; or

(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary;

(xx)

“Take-over Bid” shall mean an Offer to Acquire Voting Shares or Convertible Securities, if, assuming that the Voting Shares or Convertible Securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, the Voting Shares Beneficially Owned by the Person making the Offer to Acquire would constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire;

(yy)	“Termination Time” shall mean the time at which the right to exercise Rights shall terminate pursuant to Section 5.1(g);

(zz)

“Trading Day”, when used with respect to any securities, shall mean a day on which the securities exchange or national securities quotation system on which such securities are listed or admitted to trading on which the largest number of such securities were traded during the most recently completed calendar year is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day;

(aaa)	“U.S. – Canadian Exchange Rate” on any date shall mean:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)

in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith;

(bbb)

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means on any day the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate in effect on such date;

(ccc)

“Voting Share Reduction” shall mean an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of outstanding Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding;

(ddd)	“Voting Shares” shall mean the Common Shares and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors;

(eee)	“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto; and

(fff)	“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3	Number and Gender

Wherever the context will require, terms (including defined terms) used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4	Headings

The division of this Agreement into Articles, Sections, Subsections, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.5	Statutory References

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.6	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

(a)

For purposes of this Agreement, in determining the percentage of outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of which such Person is deemed to be the Beneficial Owner shall be deemed to be outstanding.

(b)	For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

100 x A/B

where:

A = the number of votes for the election of directors of the Corporation generally attaching to the Voting Shares Beneficially Owned by such Person; and

B = the number of votes for the election of directors of the Corporation generally attaching to all outstanding Voting Shares.

The percentage of outstanding Voting Shares represented by any particular group of Voting Shares acquired or held by any Person shall be determined in like manner mutatis mutandis.

1.7	Acting Jointly or in Concert

For purposes of this Agreement a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment, arrangement or understanding, whether formal or informal or written or unwritten, with the first Person to acquire or Offer to Acquire any Voting Shares or Convertible Securities (other than: (a) customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities by the Corporation; (b) pledges of securities in the ordinary course of business; and (c) Permitted Lock-Up Agreements).

ARTICLE 2

THE RIGHTS

2.1	Legend on Share Certificates

Certificates representing Voting Shares which are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Voting Share represented thereby until the earlier of the Separation Time or the Expiration Time and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the earlier of the Separation Time or the Expiration Time (as both terms are defined in the Shareholder Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement dated as of December 7, 2021, as may be amended or supplemented from time to time (the “Shareholder Rights Agreement”), between DIRTT Environmental Solutions Ltd. (the “Corporation”) and Computershare Trust Company of Canada, as Rights Agent, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Shareholder Rights Agreement, the Rights may be amended or redeemed, may expire or may become void (if, in certain cases they are “Beneficially Owned” by an “Acquiring Person” as such terms are defined in the Shareholder Rights Agreement, whether currently held by or on behalf of such Person or a subsequent holder) or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)

Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or its U.S. Dollar Equivalent, as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

(i)	the Rights shall not be exercisable and no Right may be exercised; and

(ii)

each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share.

(c)	From and after the Separation Time and prior to the Expiration Time:

(i)	the Rights shall be exercisable; and

(ii)	the registration and transfer of Rights shall be separate from and independent of Voting Shares.

Promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to each holder of record of Voting Shares as of the Separation Time and, in respect of each Convertible Security converted into Voting Shares after the Separation Time and prior to the Expiration Time, promptly after such conversion, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to the holder so converting (other than in either case an Acquiring Person and any Transferee whose rights are or become null and void pursuant to Section 3.1(b) and, in respect of any Rights Beneficially Owned by such Acquiring Person or Transferee which are not held of record by such Acquiring Person or Transferee, the holder of record of such Rights (a “Nominee”)), at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x)

a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time or at the time of conversion, as applicable, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(y)	a disclosure statement prepared by the Corporation describing the Rights,

provided that a Nominee shall be sent the materials provided for in (x) and (y) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first Person to furnish such information and documentation as the Corporation deems necessary.

(d)

Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Calgary, Canada or any other office of the Rights Agent in cities designated from time to time for that purpose by the Corporation with the approval of the Rights Agent:

(i)	the Rights Certificate evidencing such Rights;

(ii)

an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or such holder’s executors or administrators or other personal representatives or such holder’s or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(iii)

payment by certified cheque, banker’s draft, money order or wire transfer payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)

Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Subsection 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in

Subsection 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon as soon as practicable:

(i)

requisition from the transfer agent certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

(iii)

after receipt of the certificates referred to in Subsection 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

(iv)	when appropriate, after receipt, deliver the cash referred to in Subsection 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and

(v)	remit to the Corporation all payments received on the exercise of Rights.

(f)

In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees that it will:

(i)

take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)

take all such action as may be necessary and within its power to comply with the requirements of the ABCA, the Securities Act and the other applicable securities laws or comparable legislation of each of the provinces of Canada, the 1933 Securities Act, the 1934 Exchange Act, and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii)

use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the stock exchanges and markets on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

(iv)

pay when due and payable, if applicable, any and all federal, provincial, state and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares issued upon the exercise of Rights in a name other than that of the holder of the Rights being transferred or exercised; and

(v)

after the Separation Time, except as permitted by Sections 5.1 and 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

(a)	In the event the Corporation shall at any time after the Effective Date and prior to the Expiration Time:

(i)	declare or pay a dividend on Common Shares payable in Common Shares or Convertible Securities in respect thereof other than pursuant to any Dividend Reinvestment Plan;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares (or Convertible Securities in respect thereof) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3,

then the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights) shall be adjusted as of the payment or effective date in the manner set forth below.

If the Exercise Price and number of Rights outstanding are to be adjusted:

x

the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

y

each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

Adjustments made pursuant to this Section 2.3(a) shall be made successively, whenever an event referred to in this Section 2.3(a) occurs.

If, after the Effective Date and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Subsections 2.3(a)(i) or 2.3(a)(iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.1.

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(b)

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the issuance of rights, options or warrants (other than Rights) to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities in respect of Common Shares) at a price per Common Share (or, in the case of a Convertible Security, having a conversion, exchange or exercise price per share, including the price required to be paid to purchase such Convertible Security) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities, including the price required to be paid to purchase such Convertible Securities) would purchase at such Market Price per Common Share; and

(ii)

the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any Dividend Reinvestment Plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding rights, options or warrants expiring within 45 calendar days after such record date) to purchase Common Shares or Convertible Securities in respect of Common Shares, the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the evidences of indebtedness, cash, assets, rights, options or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.

(d)

Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Any adjustment required by Section 2.3 shall be made as of:

(i)	the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to Subsection 2.3(a); or

(ii)

the record date for the applicable dividend or distribution, the case of an adjustment made pursuant to Subsection 2.3(b) or (c), subject to readjustment to reverse the same if such distribution shall not be made.

(e)

In the event the Corporation shall at any time after the Effective Date and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Subsection 2.3(a)(i) or (iv) or Subsections 2.3(b) or (c), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c), shall be made. Subject to Subsections 5.4(b) and (c), the Corporation and the Rights Agent may, with the prior approval of the holders of the Common Shares, amend this Agreement as appropriate to provide for such adjustments.

(f)

Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

(g)

Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(h)

In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(i)

Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

(iii)	stock dividends; or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3,

hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.

(j)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:

(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy;

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise Is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the absolute holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Corporation reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

(b)

Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Transfer and Exchange

(a)

After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights

Agent, at its office in the City of Calgary, is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:

(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

(ii)	such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless,

then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Right shall mean the registered holder of such Right (or, prior to the Separation Time, of the associated Common Share).

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share certificate representing such Right;

(c)	that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)

that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);

(f)

that, subject to the provisions of Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)

that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of preliminary or permanent injunctions or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

2.11	Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS

3.1	Flip-in Event

(a)

Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)

an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person); or

(ii)

a transferee or other successor in title, directly or indirectly, (a “Transferee”) of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), where such Transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person), that has the purpose or effect of avoiding Subsection 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including any Transferee) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration or transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not null and void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1 and such Rights shall become null and void.

(c)

From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the ABCA, the Securities Act and the other applicable securities laws or comparable legislation of each of the provinces of Canada and in any other jurisdiction where the Corporation is subject to such laws and the rules of the stock exchanges or quotation systems where the Common Shares are listed or quoted at such time in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(d)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.1(b)(i) or (ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain or will be deemed to contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of such Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Agreement.

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend and provided further that the fact that such legend does not appear on a certificate is not determinative of whether any Rights represented thereby are void under this Section.

ARTICLE 4

THE RIGHTS AGENT

4.1	General

(a)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements reasonably incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent pursuant to Section 4.3(a)). The Corporation also agrees to indemnify the Rights Agent, and its officers, directors, employees and agents for, and to hold it and them harmless against, any loss, liability or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent or such persons, for anything done or omitted by the Rights Agent or such persons in connection with the acceptance and administration of this Agreement, including legal costs and expenses, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.

(b)

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)

Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Corporation and the holders of certificates for Common Shares and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

the Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also consult with such other experts as the Rights Agent may reasonably consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert;

(b)

whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)	the Rights Agent will be liable hereunder only for its own gross negligence, bad faith or wilful misconduct;

(d)

the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof), or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e)

the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment or any written notice from the Corporation or any holder that a Person has become an Acquiring Person); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f)

the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)

the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual. It is understood that instructions to the Rights Agent shall, except where circumstances make it impractical or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as practicable after the giving of such instructions;

(h)

the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

(i)

the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate, if any, for inspection by the Corporation), may apply, at the Corporation’s expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Alberta. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall, upon payment in full of any outstanding amounts owing by the Corporation to the Rights Agent under this Agreement, deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

4.5	Compliance with Anti-Money Laundering Legislation

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice to the Corporation, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such 10 day period, then such resignation shall not be effective.

4.6	Privacy Legislation

Th e parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

4.7	Liability

Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

ARTICLE 5

MISCELLANEOUS

5.1	Redemption and Waiver

(a)

The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares or of the holders of Rights given in accordance with Section 5.1(i) or (j), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

The Board of Directors acting in good faith may, with the prior approval of the holders of Voting Shares given in accordance with Section 5.1(i), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in Subsection 5.1(d), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(c)

The Board of Directors acting in good faith may, until the occurrence of a Flip-in Event upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to such particular Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by way of take-over bid circular sent to all holders of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(d)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event subsequently occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(c).

(d)

Notwithstanding the provisions of Subsections 5.1(b) and (c) hereof, the Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement, and in the event such waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(d) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(e)

The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person which has made a Permitted Bid, a Competing Permitted Bid or a Take-Over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Subsection 5.1(c) the application of Section 3.1, takes up and pays for Voting Shares in connection with such Permitted Bid, Competing Permitted Bid or Take-over bid, as the case may be.

(f)

Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Corporation shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.

(g)

If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances in which Subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with Subsection 5.1(i) or (j), as the case may be, the right to exercise the Rights, will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(h)

Within ten Business Days after the Board of Directors elects or is deemed to elect to redeem the Rights or if Subsection 5.1(a) is applicable within ten Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(i) or (j), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

(i)

If a redemption of Rights pursuant to Subsection 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation’s by-laws.

(j)

If a redemption of Rights pursuant to Subsection 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in Subsections (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the ABCA, with respect to meetings of shareholders of the Corporation.

(k)

The Corporation shall not be obligated to make a payment of the Redemption Price to any holder of Rights unless such holder is entitled to receive at least $10 in respect of all of the Rights held by such holder.

5.2	Expiration

No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1 of this Agreement.

5.3	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)	The Corporation may, without the prior approval of the holders of Voting Shares or Rights, make amendments to this Agreement:

(i)	to correct any clerical or typographical error;

(ii)	which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder; or

(iii)

to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action pursuant to this paragraph (iii) shall not adversely affect the interests of the holders of Voting Shares or Rights in any material respect.

(b)

Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Voting Shares, at any time before the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Voting Shares shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

(c)

Subject to Subsection 5.4(a), the Corporation may, with the prior approval of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the ABCA, with respect to meetings of shareholders of the Corporation.

(d)	Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a)(ii) shall:

(i)

if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting (or any adjournment of such meeting) at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

(e)

Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

5.5	Fractional Rights and Fractional Shares

(a)

The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Corporation shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

(b)

The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

5.6	Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights, or Rights to which such holder is entitled, in the manner provided in such holder’s Rights Certificate and in this Agreement.

Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including without limiting the generality of the foregoing, any necessary approvals of the Toronto Stock Exchange, or any other applicable stock exchange or market or national securities quotation system.

5.8	Notice of Proposed Actions

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect or permit (in cases where the Corporation’s permission is required) any Flip-in Event or to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of taking of such proposed action by the Corporation.

5.9	Notices

(a)

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

DIRTT Environmental Solutions Ltd.

7303, 30 Street S.E.

Calgary, Alberta T2C 1N6

Attention: Legal Department

Fax No.: (403) 723-6644

Email: legal@dirtt.com

(b)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Computershare Trust Company of Canada

800, 324 – 8th Avenue SW

Calgary, Alberta T2P 2Z2

Attention: General Manager Client Services

Fax No.: (403) 267-6529

Email: Tara.Israelson@computershare.com

(c)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)

Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10	Rights of Board and Corporation

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.11	Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder, on a solicitor and his own client basis, to enforce his rights pursuant to any Rights or this Agreement.

5.12	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.13	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Alberta and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.15	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent ou qui en coulent soient redigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto or resulting therefrom be drawn up in English.

5.16	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.17	Effective Date

This Agreement is effective and in full force and effect in accordance with its terms and conditions from and after the Effective Date. If this Agreement is not confirmed by resolution passed by a majority of the votes cast by the Independent Shareholders who vote in respect of such confirmation at a meeting of shareholders to be held not later than six months from the Effective Date, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of this Agreement and (b) six months from the Effective Date.

5.18	Reconfirmation

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such reconfirmation at every third annual meeting of the Corporation following the meeting at which this Agreement is confirmed. If this Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of the applicable annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived) prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.18.

5.19	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made or approved by the Board of Directors in connection herewith, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

5.20	Declaration as to Non-Canadian Holders and Non-U.S. Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.21	Time of the Essence

Time shall be of the essence in this Agreement.

5.22	Execution in Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Kevin P. O’Meara
Name: Kevin P. O’Meara
Title: President & CEO

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Stephanie Tuss
Name: Stephanie Tuss
Title: Relationship Manager, Client Services

By:	/s/ Christopher Parsons
Name: Christopher Parsons
Title: Account Group Manager, Client Services

ATTACHMENT 1

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, AND AMENDMENT OR TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

Rights Certificate

This certifies that                 , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of December [7], 2021, as the same may be amended or supplemented from time to time (the “Shareholder Rights Agreement”), between DIRTT Environmental Solutions Ltd., a corporation amalgamated under the laws of the Province of Alberta (the “Corporation”) and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada (the “Rights Agent”) (which term shall include any successor Rights Agent under the Shareholder Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the Corporation, at the Rights Agent’s principal office in any of the cities of Calgary and Toronto. Until adjustment thereof in certain events as provided in the Shareholder Rights Agreement, the Exercise Price shall be:

(a)	until the Separation Time, an amount equal to three times the Market Price (as such term is defined in the Shareholder Rights Agreement), from time to time, per Common Share; and

(b)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.

In certain circumstances described in the Shareholder Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share, all as provided in the Shareholder Rights Agreement.

This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Agreement are on file at the registered office of the Corporation and are available upon request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Shareholder Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Shareholder Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Corporation.

Date:

DIRTT ENVIRONMENTAL SOLUTIONS LTD.
By:

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signature

By:
Authorized Signature

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                  hereby sells, assigns and transfers unto

(Please print name and address of transferee.)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                          , as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated:
Signature
(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank or trust company, a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States or a member of the Securities Transfer Association Medallion (Stamp) Program.

CERTIFICATE

(To be completed if true.)

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature
(Please print name of Signatory)

(To be attached to each Rights Certificate.)

FORM OF ELECTION TO EXERCISE

(To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise                                                       whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)
(Address)
(City and Province or State)
Social Insurance Number or other taxpayer identification number.

Dated:
Signature
(Please print name of Signatory)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)
(Address)
(City and Province or State)
Social Insurance Number or other taxpayer identification number.

Dated:
Signature
(Please print name of Signatory)

Signature Guaranteed: (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank or trust company, a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in Canada or the United States or a member of the Securities Transfer Association Medallion (Stamp) Program.

CERTIFICATE

(To be completed if true.)

The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

Signature

(Please print name of Signatory)

(To be attached to each Rights Certificate.)

NOTICE

In the event the certification set forth above in the Forms of Assignment and Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Shareholder Rights Agreement). No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

APPENDIX D

DIRTT Environmental Solutions Ltd.

Board Mandate and

Corporate Governance Guidelines

Board Mandate and Corporate Governance Guidelines

A.	ROLE

The business and affairs of DIRTT Environmental Solutions Ltd. (the “Company”) are conducted and managed by its employees, officers and the chief executive officer, under the direction and oversight of the Board of Directors (the “Board”) of the Company. The Board is elected by the shareholders to oversee management, to monitor strategic direction, and to serve the long-term interests of the Company, taking into account the interests of the Company’s stakeholders. The role of the Board is to focus on governance and to be responsible for the stewardship of the Company. The Board will regularly review the Company’s strategic plans and oversee management’s performance against those strategic objectives so that management is responsive to the changing business environment in which the Company operates.

For purposes of this Board Mandate and Corporate Governance Guidelines of the Company (the “Mandate”), “applicable securities laws and exchange rules” refer to: (a) the Securities Act (Alberta) and the equivalent thereof in each province and territory of Canada in which the Company is a “reporting issuer” or equivalent thereof, together with the regulations, rules and blanket orders of the securities commission or similar regulatory authority in each of those jurisdictions; (b) the United States Securities Act of 1933, the United States Securities Exchange Act of 1934 (the “U.S. Exchange Act”), and any rules or regulations thereunder; and (c) the rules of each of the Toronto Stock Exchange and The Nasdaq Stock Market LLC, to the extent that any securities of the Company are listed on those exchanges.

B.	RESPONSIBILITIES

1. Strategic Oversight

The Board should establish strategic goals, performance objectives and operational policies, including a strategic planning process designed so that, among other things, the Board has meaningful input during management’s development of the Company’s strategy. The Board is responsible for ensuring that the Company has a strategic planning process and for approving a strategy that articulates broad strategic corporate objectives and the corporate values and metrics against which the performance of the Company will be measured. In this regard, the Board will:

a.	review and approve, annually, a strategic plan that takes into account, among other things, the opportunities and risks of the Company’s business;

b.	review and approve strategic and operational policies and budgets within which management of the Company will operate that are consistent with long-term goals; and

c.	review and approve corporate values and performance metrics against which the Company and executive performance will be measured.

2. Governance

The Board should develop procedures relating to the conduct of the Board’s business, the fulfillment of the Board’s responsibilities and the Company’s approach to corporate governance through the Nominating & Governance Committee (the “NGC”), including the establishment and review of corporate governance principles and guidelines for the Company as the NGC may recommend from time to time.

3. Risk and Compliance Oversight

The Board should periodically identify and monitor the principal business risks to the Company and oversee management’s implementation of appropriate systems to manage those risks. Additionally, the Board should oversee compliance with policies and procedures by which the Company operates.

4. Management Succession

The Board should oversee succession planning and the appointment, training and monitoring of senior management of the Company in conjunction with the Compensation Committee of the Company (the “Compensation Committee”).

DIRTT ENVIRONMENTAL SOLUTIONS | Board Mandate and Corporate Governance Guidelines	2

Board Mandate and Corporate Governance Guidelines

5. Culture and Integrity

The Board should, to the extent feasible, satisfy itself as to the integrity of the chief executive officer and the other executive officers and oversee that the executive officers strive to create a culture of integrity throughout the Company. The Board should also set the tone for the Company and senior management so as to foster ethical and responsible decision-making by senior management of the Company and regularly review and amend, if necessary or desirable, the Company’s code of ethics and code of conduct (together, the “Codes”).

6. Reporting Oversight

The Board should, through the work and recommendations of the Audit Committee, monitor the quality and integrity of the Company’s accounting and financial reporting systems, internal controls and disclosure controls, and management information systems intended to ensure the integrity and quality of the Company’s financial statements and other financial information and the appropriateness of their disclosure. The Board should also monitor the independence and qualifications of the Company’s external auditors, and the Company’s compliance with legal and regulatory requirements.

7. Communications

The Board should establish a communications policy for the Company to facilitate communications of shareholders and other interested parties with the Board, independent directors, and individual directors or a committee of the Board.

All such communications will be received, processed and forwarded in accordance with the communications policy. All material communications will be reported to the Board or the appropriate committee at regular meetings in accordance with the communications policy. The Board or the appropriate committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, Company policy or the Codes.

8. Director Compensation

Periodically, the Board will determine the form and amount of director compensation, based on the review and recommendation of the Compensation Committee (with input from the NGC). Directors who are employees of the Company will not receive any additional compensation for service on the Board.

9. Other Responsibilities

Upon request, the Chair of the Board (the “Chair of the Board”) or the Lead Director, if the Chair of the Board is an executive, will review all expenses incurred by the chief executive officer and all other directors, and the Audit Committee Chair will review all expenses incurred by the Chair of the Board or the Lead Director, if the Chair of the Board is an executive.

The Board, in consultation with the chief executive officer, will develop the position description of the chief executive officer.

C.	QUALIFICATIONS OF DIRECTORS

1. Codes

Directors are expected to adhere to the Company’s Codes. The Board will oversee and approve any waivers of the Codes sought by directors, executive officers, or other members of senior management. In reviewing any such waivers, the Board may consider the recommendations of the NGC or the Audit Committee, as applicable.

The Board will oversee that any waivers of the code of ethics are promptly disclosed to shareholders to the extent required by applicable securities laws. The Company will post and disclose the code of ethics as required by applicable securities laws and exchange rules.

DIRTT ENVIRONMENTAL SOLUTIONS | Board Mandate and Corporate Governance Guidelines	3

Board Mandate and Corporate Governance Guidelines

2. Time Commitment

Directors should devote sufficient time to effectively carry out their duties and should not assume outside responsibilities that would materially interfere with, or be incompatible with, their ability to fulfill their responsibilities as Board members of the Company.

Directors who experience a material change in their personal circumstances that has the potential to impair their ability to fufill their responsibilities as Board members are expected to advise the Chair of the NGC. In light of a material change, a director is expected to resign from the Board if the Board, on the recommendation of the NGC, determines it to be appropriate.

3. Term Limits

The Board does not believe it is appropriate to impose arbitrary term limits on directors’ service or a mandatory retirement age. Directors who have served on the Board for an extended period of time may provide valuable insight based on their experience with and understanding of the Company’s mission, strategies and objectives. At the same time, the Board does not believe that directors should expect to be re-nominated at the end of their term. The Board self-evaluation process and re-nomination process should serve as an effective means for determining the appropriateness of the continuation of service by individual directors.

4. Independence

A majority of the Board must be independent. Independence will have the meaning, as the context requires, given to it under applicable securities laws and exchange rules.

Each year, the Board will review the NGC’s report on the relationships between the Company and each director and determine which directors satisfy the applicable independence standards of the Board and of each committee on which those directors serve under applicable securities laws and exchange rules.

5. Director Nominations

The Board will consider the persons recommended for nomination to the Board by the NGC, nominate candidates for election as directors at the annual meeting of the shareholders or any special meeting of shareholders called for that purpose, and approve the candidates to be appointed by the Board to fill any vacancies on the Board.

6. Chair of the Board and Lead Director

a.

The Board will annually appoint a Chair of the Board, who is normally expected (but not required) to be an independent director. If, in any year, the Board does not appoint a Chair of the Board, the incumbent Chair of the Board will continue in that role until a successor is appointed.

b.

At any time when the Chair of the Board is not an independent director, the Board will appoint one of the independent directors as the Lead Director (the “Lead Director”). The authority and responsibilities of the Lead Director include:

i.	presiding at meetings of the Board at which the Chair of the Board is not present, including executive sessions of the independent directors;

ii.	serving as a liaison between the Chair of the Board and the independent directors;

iii.	serving as a liaison between the chief executive officer and the independent directors;

iv.	previewing information to be provided to the Board;

v.	approving meeting agenda for the Board with the Chair of the Board;

vi.	leading the Board’s discussion of the Compensation Committee’s evaluation of the performance of the chief executive officer and recommendation for the chief executive officer’s compensation;

vii.	leading the Board’s discussion of reports on the annual evaluation of the Board and its committees;

viii.	having the authority to call meetings of the independent directors; and

ix.	performing such other functions as the bylaws provide or as the Board may specify from time to time.

DIRTT ENVIRONMENTAL SOLUTIONS | Board Mandate and Corporate Governance Guidelines	4

Board Mandate and Corporate Governance Guidelines

D.	MEETINGS

Subject to the Company’s bylaws and articles and the requirements under applicable securities laws (and in particular, the Business Companys Act (Alberta)):

1.	Scheduling

The Board will meet as often as it determines is necessary to fulfill its responsibilities, but not less than four times per year. The independent directors will have regularly scheduled executive sessions at least twice a year, and more frequently as it determines is necessary or appropriate, generally in conjunction with regularly scheduled Board meetings. The Chair of the Board or Lead Director (if appointed) or any other independent director chosen by the Board to preside at these executive sessions will have the authority to call executive sessions and will be responsible for preparing an agenda for these executive sessions.

2.	Agenda

The Chair of the Board or Lead Director (if appointed) will establish, when practicable, the agenda for each meeting. Each director may also suggest the inclusion of items on the agenda or at any meeting and raise subjects that are not on the agenda for the meeting. Taking into account input from members of the Board and the chief executive officer, the Chair of the Board or Lead Director (if appointed) will determine the individual officers, employees or advisors who should attend or present material at each meeting.

Agenda and other relevant meeting materials, if any, should be distributed by the Chair of the Board or Lead Director (if appointed) to the directors with sufficient time to review prior to scheduled meetings when practicable.

3.	Attendance and Participation

Each member is expected to attend and participate in all meetings of the Board, executive sessions (if the member is an independent director), and meetings of committees on which that member serves, in accordance with the bylaws of the Company, and is expected to spend the time needed to prepare and meet as frequently as necessary to properly discharge his or her responsibilities.

Directors are also encouraged to attend the Company’s annual meeting of shareholders.

4.	Committees

The Board uses committees to undertake detailed reviews and to provide in-depth oversight in key areas of Board responsibility. The Board may establish committees as it sees fit and may delegate to the committees any powers of the Board except the power to fill vacancies on the Board or to approve or remove officers appointed by the Board.

Current standing committees of the Board, which the Board will have at all times, are:

a.	Audit Committee;

b.	Nominating & Governance Committee; and

c.	Compensation Committee.

Each committee will establish a separate written charter that sets out the powers and duties of the committee, accountability, and its rules and procedures. The Board will appoint committee members upon recommendation of the NGC, with consideration given to the experience and skills of individual directors.

E.	SERVICE ON OTHER BOARDS AND AUDIT COMMITTEE

Members of the Board may serve on the boards of other companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. A director seeking to serve on the board of directors or advisory board of another for-profit entity (whether public or private) should notify the Chair of the Board or the Lead Director (if appointed) and the Chair of the NGC in advance of accepting that service and should defer final acceptance of that position until approved by the Board based upon the NGC’s recommendation. The NGC will consider, among other things, whether that service presents any independence, conflicts or other material issues for the Company.

DIRTT ENVIRONMENTAL SOLUTIONS | Board Mandate and Corporate Governance Guidelines	5

Board Mandate and Corporate Governance Guidelines

Directors may not serve on the boards of more than four publicly-traded companies in addition to that of the Company, but exceptions to this policy may be made in situations in which the Board deems that an exception would be appropriate. Without the prior approval of the Board, directors who serve as the chief executive officer at a publicly-traded company (including the Company) may not serve on the board of more than one publicly-traded company in addition to the Company’s Board. Directors may not serve on the board of another company on which two or more directors of the Company serve without the prior approval of the Board.

No member of the Audit Committee may serve simultaneously on the audit committee of more than two other publicly-traded companies without prior approval of the Board; provided that a member who is a retired certified public accountant, chief financial officer, or controller (or has similar experience) may not serve simultaneously on the audit committee of more than three other publicly-traded companies without prior approval of the Board.

F.	ACCESS TO OUTSIDE ADVISORS AND RECORDS

The Board may retain any outside legal, financial or other advisor at the expense of the Company at any time, without consulting or obtaining the approval of any officer of the Company in advance, and has the authority to determine any advisors’ fees and other retention terms and the authority to cause the Company to pay the fees and expenses of the advisors.

The Board, and any outside advisors retained by it or by a committee, will have access to all records and information relating to the Company that it deems relevant to the performance of its duties.

G.	EVALUATION OF BOARD, GOVERNANCE POLICIES, DIRECTORS AND COMMITTEES

Through the recommendation of the NGC, the Board will approve processes to evaluate the effectiveness of the Board as a whole, all committees of the Board, and each individual director to determine whether they are fulfilling their respective roles and responsibilities, and will approve periodically, or when the Board believes appropriate, changes to those processes. Once approved, the NGC will oversee the execution of the evaluation processes and report to the full Board.

The Board may use the results of the evaluation processes in assessing individual directors’ suitability for re-nomination and in assessing the overall structure and functioning of the Board and the committees of the Board.

H.	SHARE OWNERSHIP

The Board believes that, in order to align the interests of directors and shareholders, directors should have a financial stake in the Company. Each director is expected to comply with the Company’s equity ownership guidelines, as established from time to time. The Board will evaluate whether exceptions should be made for any director on the basis of financial hardship.

I.	CONFIDENTIALITY

The proceedings and deliberations of the Board and its committees will be confidential. Each director will maintain the confidentiality of information received in connection with his or her service as a director.

Although the Board members have the duties and responsibilities set forth in this Mandate, nothing in this Mandate is intended to create, or should be construed as creating, any responsibility or liability of the Board members, except to the extent otherwise provided under applicable law. In addition, nothing in this Mandate is intended to preclude or impair the protection provided in law for good faith reliance by Board members on reports or other information provided by others.

PRELIMINARY BLUE PROXY CARD — SUBJECT TO COMPLETION DIRTT ENVIRONMENTAL SOLUTIONS LTD. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class Add1 COMMON SHARES Add2 add3 Holder Account Number add4 add5 C1234567890 IND add6 Form of BLUE Proxy - Annual General and Special Meeting to be held on Tuesday, April 26, 2022 This Form of BLUE Proxy is solicited by and on behalfof the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to use this BLUE proxy and to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this BLUE proxy. If you are voting on behalfof a corporation or another individual you may be required to provide documentation evidencing your power to sign this BLUE proxy with signing capacity stated. 3. This BLUE proxy should be signed in the exact manner as the name(s) appear(s) on the BLUE proxy. 4. The securities represented by this BLUE proxy will be voted as directed by the holder, however, if such a direction is not made in respect ofany matter, and the BLUE proxy appoints the Management Nominees listed on the reverse, this BLUE proxy will be voted as recommended by Management. 5. The securities represented by this BLUE proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly . 6. This BLUE proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Securities and Exchange Act of 1934 and unless prohibited by law. 7. This BLUE proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by [ ], Mountain Time, on [ ]. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Vote by Fax • Complete, sign and date the reverse hereof. • Forward it by fax to 1-866-249-7775 for calls within Canada and the U.S. There is NO CHARGE for this call. • Forward it by fax to 416-263-9524 for calls outside Canada and the U.S. To attend the Meeting virtually or in person • You can attend the meeting virtually by visiting the URL provided on the back of this document. • You can attend the meeting in person at             . If you vote by telephone or the Internet, DO NOT mail back this BLUE proxy. Voting Voting by by mail mail or may by be Internet the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. BLUE are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this BLUE proxy, you may choose one of the two voting methods outlined above to vote this BLUE proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01.E.INT/000001/i1234 01SYVA

+ MR SAM SAMPLE C1234567890 XXX 123 Appointment of Proxyholder Appointment of Proxyholder I/We being holder(s) of securities of DIRTT Environmental Solutions Ltd. (the “Company”) hereby appoint: Todd W. Lillibridge, Interim Chief Executive Officer of the Company, or failing this person, Denise E. Karkkainen, Director of the Company (the “Management Nominees”) OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to www.computershare.com/ DIRTT and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an invitation code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held ______________ on Tuesday, April 26, 2022 at ______________ (Mountain Time), and in person, at ______________, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Company Proposal: Election of Directors For Withhold Charlie Chiappone Shauna R. King Diana R. Rhoten Michael T. Ford Todd W. Lillibridge For Withhold 03. Denise E. Karkkainen 06. James (Jim) A. Lynch For Withhold Fold 2. Company Proposal: Appointment of Independent Registered Public Accounting Firm To appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, at a renumeration to be fixed by the board of directors. For Withhold For Against Abstain 3. Company Proposal: Name Change To approve an amendment to the Company’s articles of amalgamation to change the Company’s name to “DIRTT Inc.”. For Against Abstain 4. Company Proposal: Employee Share Purchase Plan To approve the Company’s 2022 Employee Share Purchase Plan. For Against Abstain 5. Company Proposal: Shareholder Rights Plan To approve the Company’s Shareholder Rights Plan. Fold Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the BLUE proxy appoints the Management Nominees, this BLUE proxy will be voted as recommended by Management. Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. Proxies must be received by ________ (Calgary time) on _____________ . Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your BLUE proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. DGDQ 332161 XXXX AR2 999999999999 01SYWA